EXHIBIT 10.18

                          CAPITAL HEALTHCARE FINANCING
                       A DIVISION OF CAPITAL FACTORS, INC.
                        PROVIDER REVOLVING LOAN AGREEMENT

                  This Provider Revolving Loan Agreement ("AGREEMENT") is made as of the 7th day of February, 1996, by and between Capital Healthcare Financing, a division of Capital Factors, Inc., a Florida corporation ("CHF"), and each of the entities listed on ANNEX I hereto (collectively, "PROVIDER").

                              W I T N E S S E T H:

                  WHEREAS, Provider has requested that CHF make a series of loans to Provider on a revolving credit basis, on the terms and conditions of this Agreement and the other Loan Documents (as hereinafter defined) executed in connection herewith; and

                  WHEREAS, CHF is willing to make available up to $8,000,000.00 of financing (the "TOTAL ADVANCE LIMIT") on the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises, provisions and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Provider and CHF, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined in the body of this Agreement shall have the meanings ascribed thereto in EXHIBIT A attached hereto and made a part hereof.

2. LOAN FACILITY.

     2.1. ADVANCES.

          2.1.1. AGREEMENT TO MAKE ADVANCES. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Provider herein set forth, CHF may, in its sole and absolute discretion, upon Provider's written or verbal request and provided there does not then exist a Default or Event of Default, or event or condition which with the making of an Advance hereunder would result in a Default or an Event of Default, make a series of loans (the "ADVANCES") to Provider up to an amount equal to the Revolving Credit Advance Ceiling applicable to such Provider, subject to the Total Advance Limit less the amounts of such reserves as CHF may establish from time to time. As used herein, "REVOLVING CREDIT ADVANCE CEILING" means, as to Provider, an amount equal to up to eighty five percent (85%) of (1) the Estimated Value of the outstanding Eligible Claims of Provider on the Advance Date less (2) any Mandatory Claims Reductions. Without limiting the foregoing, the Revolving Credit Advance Ceiling will fluctuate with changes in the Estimated Value of outstanding Eligible Claims of Provider. CHF may, in its sole discretion, make Advances to Provider in excess of the foregoing limits and all such Advances shall be subject to the terms and conditions of this Agreement and shall constitute Obligations secured by the Collateral and any Guaranties.

               2.1.1.1. LETTERS OF CREDIT FACILITY. In order to assist Provider in establishing or opening Letters of Credit from time to time with a bank or trust company (herein the "Bank") in an aggregate amount not to exceed $2,000,000.00 for the purpose of Provider's self-funded worker's compensation as required by Sentry Insurance, Provider requests that CHF join in the applications for such Letters of Credit and/or guarantee payment or performance of such Letters of Credit and any drafts or acceptances thereunder, thereby lending CHF's credit to Provider. These arrangements shall be handled by Provider subject to the terms and conditions set forth in this Agreement. CHF's funding of any Letter of Credit hereunder is contingent upon, in addition to all other terms and conditions set forth in this Agreement all of the following conditions: (1) Sentry Insurance located at 1800 North Point Drive, Stevens Point, Wisconsin 54481, the beneficiary of that certain Letter of Credit number 512802P issued by CoreStates Bank, N.A., for the account of Provider (the "CoreStates LC") for obligations of Provider due Sentry Insurance under an agreement between Sentry Insurance and Provider dated March 20, 1993; and (2) Sentry Insurance shall agree to notify CoreStates

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Bank, N.A. to terminate the CoreStates LC and thereby release CoreStates Bank,
N.A. of its obligations thereunder and accept a Letter of Credit in replacement of the CoreStates LC arranged by CHF and Provider pursuant to this Agreement on terms and conditions similar to the Core States LC; and (3) any security interest maintained by CoreStates Bank, N.A. and/or Congress Financial (the Parent company of CoreStates, N.A.) in the assets of Provider shall be promptly assigned to CHF or released upon Sentry Insurance's notification to CoreStates Bank, N.A. of the termination of the CoreStates LC and release of CoreStates Bank, N.A.'s obligations thereunder.

CHF's assistance in this matter shall at all times and in all respects be in CHF's sole discretion. The amount and extent of the Letters of Credit and the terms and conditions thereof and of any drafts or acceptances thereunder, shall in all respects be determines solely by CHF and shall be subject to change, modification and revision by CHF at any time and from time-to-time.

Any indebtedness, liability or obligation of any sort whatsoever, however arising, whether present or future, fixed or contingent, secured or unsecured, due or to become due, paid or incurred, arising or incurred in connection with any Letters of Credit, guarantees for any such Letters of Credit, drafts or acceptances thereunder or otherwise shall be incurred solely as an accommodation to Provider for Provider's Account and shall include, without being limited to, all amounts due or which may become due under said Letters of Credit, guarantees for any such Letters of Credit or any drafts or acceptances thereunder; all amounts charged or chargeable to Provider or to CHF by any Bank, other financial institution or correspondent bank which opens, issues or is involved with such Letters of Credit; any other bank charges; fees and commissions; duties and taxes; costs of insurance; all such other charges and expenses which may pertain either directly or indirectly to such Letters of Credit, drafts, acceptances, guarantees for any such Letters of Credit or to the goods, services or documents relating thereto, all of the foregoing being deemed an Obligation hereunder. CHF shall have the right, at any time and without notice to Provider, to charge Provider's Account with the amount of any and all such Obligations. Any debit balance which may exist at any time or from time to time in Provider's Account shall be repayable to CHF on demand and shall incur interest at the rate provided in this Agreement.

Provider unconditionally agrees to indemnify CHF and hold CHF harmless from any and all loss, claim or liability arising from any transactions or occurrences relating to Letters of Credit established or opened for Provider's Account, and any drafts or acceptances thereunder, and all Obligations hereunder, including any such loss or claim due to any action taken by any Bank. Provider further agrees to hold CHF harmless for any errors or omissions, whether caused by CHF, by the Bank or otherwise. Provider agrees that any charges made to CHF for Provider's Account by the Bank shall be conclusive on CHF and may be charged to Provider's Account.

With respect to any Letter of Credit opened on Provider's behalf CHF shall not be responsible for : the validity, sufficiency or genuineness of any documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged.

Provider agrees that any action taken by CHF, if taken in good faith, or any action taken by any Bank, under or in connection with the Letters of Credit, the drafts or acceptances, shall be binding on Provider and shall not put CHF in any resulting liability to Provider. In furtherance thereof, CHF shall have in its sole discretion and in good faith, the full right and authority to clear and resolve any questions of noncompliance of documents; to give any instructions as to acceptance or rejection of any documents; to grant any extensions of maturity of, time of payment for, or time of presentation of, any drafts, acceptances or documents; and to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of the applications for Letters of Credit, Letters of Credit, drafts or acceptances; all in Provider's name, and the Bank shall be entitled to comply with and honor any and all such documents or instruments executed by or received solely from CHF, all with notice to Provider.

Without CHF's express consent and endorsement in writing, Provider agrees not to clear and resolve any questions of noncompliance of documents; to give any instructions as to acceptance or rejection of any documents; to grant extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances or documents; or to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications for Letters of Credit, Letters of Credit, drafts or acceptances.


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Any rights, remedies, duties or obligations granted or undertaken by Provider to any Bank in any application for Letters of Credit, or any standing agreement relating to Letters of Credit or otherwise, shall be deemed to have been granted to CHF and apply in all respects to CHF and shall be in addition any rights, remedies, duties or obligations contained herein.

          2.1.2. ADVANCE REQUESTS. When Provider desires for CHF to make an Advance hereunder, Provider shall deliver a written or verbal request for the Advance (the "ADVANCE REQUEST") to CHF no later than 11:00 A.M.. (Eastern standard time) on the day (the "ADVANCE DATE") the Advance is desired (which shall be a Business Day). Each Advance Request must (1) be made by a duly authorized officer or representative of Provider, (2) specify the amount of the Advance requested, (3) state that, to the best of his knowledge, after giving effect to such Advance, the limits set forth in Section 2.1.4 shall not have been exceeded by the making of such Advance, and (4) concurrent with the execution of this Agreement by Provider and concurrent with each request for an Advance and on the thirtieth (30th) day of each month during the term of this Agreement, Provider shall deliver to CHF a fully completed Borrowing Base Certificate (in form as set forth in Annex IV to this Agreement) certified by the Chief Executive Officer, Chief Financial Officer, or Controller of Provider as being true and correct as of the last day of the immediately preceding business week. Concurrent with the delivery of the Borrowing Base Certificate, Provider shall provide a written report to CHF of all disputes and claims in excess of $1,000.00. If Provider fails to deliver to CHF the Borrowing Base Certificate on the date when due, then notwithstanding any other provisions contained in this Agreement to the contrary, CHF shall not make any Advances to Provider until the Borrowing Base Certificate is delivered to CHF. Prior to the funding of any such requested Advance, Provider shall provide to CHF all documentation described elsewhere herein and such other documentation requested by CHF, including but not limited to, the following information (collectively, the "RECEIVABLES REPORT"): (A) a summary of billings to Medicare, Medicaid, all other Third Party Payors and contracted staffing services, (B) a copy of every remittance advice received, (C) such invoices, receipts and other back-up as may be requested by CHF, (D) all Government Audit reports, as described below and
(E) quarterly Periodic Interim Payment (PIP) Review and the quarterly Periodic Interim Payment (PIP) Review Letter. CHF may make all or a portion of such requested Advance if it believes in good faith that such request has been properly given by a duly authorized officer or representative of Provider. Each request for an Advance hereunder shall be deemed to be a representation to CHF by Provider that all of the representations and warranties set forth herein are true and correct in all material respects on the date of such request (except for representations and warranties that by their terms are made only as of a specific date).

          2.1.3. ADJUSTMENTS TO REVOLVING CREDIT ADVANCE CEILING. In the event of any audit of payments to Provider under any Medicaid or Medicare program by any Governmental Authority including, without limitation, a Base Year Audit, audit of the CMI or audit of the RUG Index (a "GOVERNMENT AUDIT"), the following shall apply:

               2.1.3.1. If a Government Audit results or could reasonably be expected to result in claims, charges, disputes or proposed reductions (collectively, "PROPOSED CLAIMS REDUCTIONS") regarding any or all of the outstanding Eligible Claims of Provider by an amount such that when the Proposed Claims Reduction added to the then outstanding Advances is greater than eighty five percent (85%) of Eligible Claims (the "ADVANCE OVERAGE"), which Proposed Claims Reductions are appealable or non-binding until a final determination by the applicable Governmental Authority, then, if:

                    2.1.3.1.1. such Advance Overages are in excess of eighty five percent (85%) of Eligible Claims, Provider agrees to reduce such overages immediately to no more than eighty five percent (85%).

               2.1.3.2. The sum of any reductions of Eligible Claims imposed by any Governmental Authority pursuant to a final, non appealable order or decision shall automatically ("FINAL CLAIMS REDUCTIONS") be deducted from Eligible Claims for purposes of calculating the Revolving Credit Advance Ceiling (such Final Claims Reductions, together with any Proposed Claims Reductions to be paid pursuant to Subsection 2.1.3.1.1. above are referred to herein as "MANDATORY CLAIMS REDUCTIONS").

          2.1.4. ADVANCE LIMITS. Notwithstanding the foregoing, in no event shall the total of all Advances to Provider and all other Obligations of Provider to CHF outstanding at any one time


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exceed the lesser of the Total Advance Limit or the Revolving Credit Advance
Ceiling (except as set forth in Subsection 2.1.3.1.1).

          2.1.5. INELIGIBLE RECEIVABLES. Any Receivable which has been assigned to CHF pursuant to the terms of this Agreement, has not been collected and is disputed or reserved pursuant to Section 2.6, may be deemed an Ineligible Receivable.

     2.2. REVOLVING PROMISSORY NOTE. Provider shall execute and deliver to CHF a Revolving Promissory Note substantially in the form of EXHIBIT B attached hereto and made a part hereof (the "NOTE") to evidence Provider's obligation to repay Advances, all Obligations, and interest thereon.

     2.3. PAYMENT.

          2.3.1. Provider shall pay the principal amount of all Advances, together with interest thereon from time to time outstanding, in accordance with the terms of the Note and this Agreement.

          2.3.2. All Advances made by CHF to Provider and other sums included in the Obligations shall be charged to a loan account in Provider's name on CHF's books and records. Such Advances when made by CHF shall be deposited in a bank account maintained by Provider.

          2.3.3. All payments by Provider of the Obligations shall be made without deduction, defense, setoff or counterclaim and in same day funds are delivered to CHF by check, wire transfer or as otherwise agreed to by the parties in writing, to such account as CHF may direct from time to time by notice to Provider.

          2.3.4. Provider hereby agrees, represents and warrants to CHF that all invoices or other statements to Medicare, Medicaid and all other Third Party Obligors (which shall mean any governmental entity, insurance company or other entity approved by CHF) concerning Receivables shall clearly state that all remittances must be made only to Provider at a post office box address as CHF may so designate.

          2.3.5. CHF shall determine in its sole discretion the order and manner in which proceeds of Collateral and other payments that CHF receives are applied to the Advances, interest thereon and the other Obligations, and Provider hereby irrevocably waives the right to direct the application of any payment or proceeds. CHF shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations. Provider shall receive credit against outstanding Obligations on the day CHF receives credit for such proceeds.

          2.3.6. Provider shall pay on demand to CHF any and all amounts required to reduce the outstanding Advances to, at or below the lesser of (1) the Total Advance Limit or (2) the Revolving Credit Advance Ceiling (subject to the repayment provisions of Subsection 2.1.3.1.1.).

     2.4. INTEREST.

          2.4.1. Provider will pay CHF interest at the Interest Rate on the daily balance of all Advances, Obligations, or other monies remitted, paid or otherwise advanced to Provider. Interest will be charged to Provider's Account (which account is maintained by CHF on its books and records in the name of Provider and shall hereinafter be referred to as the "PROVIDER ACCOUNT") monthly, in arrears.

          2.4.2. Interest shall be computed on a daily basis on the basis of a 360-day year for the actual number of days elapsed. Any increase or decrease in the Base Rate shall result in an adjustment to the Interest Rate on the first day of each calendar month occurring during the term hereof. In no event shall the total interest received by CHF on the principal amount of the Obligations pursuant to the terms hereof exceed the maximum rate permitted by applicable law (the "MAXIMUM RATE") and in the event excess interest ("EXCESS INTEREST") is determined by a court of competent jurisdiction to have been paid, (1) at CHF's option, such Excess Interest shall be applied as a credit against the outstanding principal balance of the Obligations or accrued but unpaid interest (not to exceed the maximum amount permitted by law), refunded to Provider or any combination thereof, (2) the Interest Rate shall be automatically reduced to the Maximum Rate, and (3) Provider shall not have


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any action against CHF for any damages arising out of the payment or collection of Excess Interest.

          2.4.3. Following the occurrence of an Event of Default, at the option of CHF evidenced by its written notice, Provider shall pay to CHF interest from the date of such Event of Default to and including the date of cure of such Event of Default, if ever, on the outstanding principal balance of all Advances and Obligations at the Default Interest Rate, in order to compensate CHF for the additional credit risk and not as a penalty.

     2.5. COLLECTIONS. Provider shall instruct all of the Third Party Payors to make payments to the post office box established pursuant to the Lock Box Agreement dated as of even date herewith. Upon the occurrence of an Event of Default, CHF or CHF's designee may, at any time, notify patients or Third Party Payors of Provider that the Accounts have been assigned to CHF and that CHF has a security interest therein, collect them directly, and charge the collection costs and expenses to Provider's Account, but, unless and until CHF does so or gives Provider other written instructions, Provider shall be entitled, subject to the terms of the Lock Box Agreement, to collect the Accounts and, upon receipt, Provider shall immediately deliver to CHF the proceeds of such Accounts, together with a full collection report in the form satisfactory to CHF. Provider agrees that all payments received by Provider in connection with the Accounts and any other Collateral shall be held in trust for CHF as CHF's trustee. The receipt of any wire transfer of funds, check, or other item of payment by CHF shall be immediately applied to conditionally reduce Provider's Obligations, but shall not be considered a payment on account unless such wire transfer is of immediately available federal funds and is made to the appropriate deposit account of CHF or unless and until such check or other item of payment is honored when presented for payment. The receipt of any wire transfer, check or other item of payment by CHF shall be deemed to have been paid to CHF two (2) business days after the date CHF actually receives possession of such check or other item of payment for all funds other than Federal Government Funds and one (1) business day after the date CHF actually receives possession of such check or other item of payment for all Federal Government Funds.

     2.6. DISPUTES AND RESERVES.

          2.6.1. Provider shall promptly reimburse CHF or CHF shall have the right to charge Provider's Account: (i) for any payment which CHF receives with respect to any Receivables if such payment is subsequently required by law to be disgorged by CHF, whether as a result of any proceeding in bankruptcy or otherwise and (ii) any receivables that are Ineligible Receivables. Provider shall use its best efforts to give CHF notice of any proceeding in bankruptcy relating to any Receivables. Provider agrees to indemnify and save CHF harmless from and against any and all loss, costs and expenses, caused by or arising out of Disputes, including, but not limited to, collection expenses and attorneys' fees incurred with respect thereto.

          2.6.2. Notwithstanding anything herein to the contrary, in the event of a change in Provider's or any Guarantor's financial condition or change in the Collateral which CHF believes will materially impair the value of the Collateral or materially impair the ability of Provider or any Guarantor to repay the Obligations, CHF may establish and maintain reserves against the Obligations, in the form of a hold back of Advances that Provider would otherwise be entitled to request hereunder but for the establishment of such reserves or from the collection of any Receivables, as CHF shall, in its sole discretion, deem appropriate.

          2.6.3. Notwithstanding anything herein to the contrary, CHF reserves the right that, as to any customer, if 50% or more of the Receivables outstanding to that customer are Ineligible, then all receivables outstanding to that customer may be considered Ineligible.

     2.7. MAINTENANCE FEES. As additional consideration for the services to be provided by CHF hereunder and for CHF's agreement to make Advances, Provider shall pay to CHF the fees in accordance with the schedule of fees attached hereto as ANNEX II. Said maintenance fees shall compensate CHF for the internal costs associated with the origination, structuring, processing, approving, and closing of the transactions and maintenance of the financing facility contemplated by this Agreement, including, but not limited to, administrative, general overhead, and lost opportunity costs, but not including any out-of-pocket expenses for which Provider has agreed to reimburse CHF pursuant to this Agreement, including, without limitation, CHF's out-of-pocket expenses incurred in connection with its due diligence examination of Provider and the closing of the transactions

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contemplated by this Agreement. Said maintenance fees shall be fully earned by
CHF on the dates they are due and shall not be subject to proration or rebate upon the termination of this Agreement.

3. CONDITIONS TO LOAN. The effectiveness of this Agreement and the obligation of CHF to make Advances to Provider is subject to the prior or concurrent satisfaction of the conditions set forth below.

     3.1. CLOSING CONDITIONS. Provider shall have satisfied the following conditions on or prior to the Closing Date and the initial funding hereunder:

          3.1.1. PERFECTION OF LIENS; SEARCH REPORTS. Provider shall have delivered to or caused to be delivered to CHF executed documents (including financing statements under the Code and other applicable documents under the laws of any jurisdiction with respect to the perfection of Liens) as CHF may deem necessary to perfect its Liens on the Collateral. CHF shall have received certified copies of search reports listing all effective financing statements that name Provider and Debtor, together with copies of all other financing statements (none of which shall cover the Collateral).

          3.1.2. SATISFACTION OF PRIOR LIENS AND INDEBTEDNESS. CHF shall have received duly executed payoff letters, executed UCC-3 termination statements and such other instruments in form and substance reasonably satisfactory to CHF, as shall be necessary to terminate and satisfy all Indebtedness other than Permitted Indebtedness incurred in the ordinary course of business and all Liens securing such Indebtedness.

          3.1.3. OFFICER'S CERTIFICATE. CHF shall have received a certificate duly executed by the chief executive officer of Provider acting in their official capacities as officers of Provider or the managing general partner of Provider acting in such capacity, as applicable, stating that: (1) on the Closing Date, no Default or Event of Default has occurred and is continuing; (2) no material adverse change in the Collateral or the financial condition or operations of the business of Provider or any of its respective Subsidiaries or the projected cash flow of Provider or any of its respective Subsidiaries has occurred since OCTOBER 31, 1996; (3) the representations and warranties of Provider contained herein are true and correct in all respects on and as of such date with the same effect as though made on and as such date; and
(4) Provider on the Closing Date is in compliance with all the terms and provisions set forth in this Agreement on its part to be observed and performed.

          3.1.4. CERTIFICATES OF INCORPORATION: GOOD STANDING. CHF shall have received certified copies of the articles or certificate of incorporation, certificate of limited partnership and other organizational documentation, as amended and as applicable, of Provider as in effect on the Closing Date, together with good standing certificates from the state(s) of its incorporation or organization, from the state(s) in which its principal place of business is located and from all states in which the laws thereof require Provider to be qualified and/or licensed to do business, each to be dated a recent date prior to the Closing Date.

          3.1.5. BYLAWS. CHF shall have received copies of the bylaws, as amended, of Provider certified as of the Closing Date by its corporate secretary or an assistant secretary to be complete, true and accurate.

          3.1.6. RESOLUTIONS. CHF shall have received resolutions of the Board of Directors of Provider, approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents, certified as of the Closing Date by Provider's corporate secretary or an assistant secretary as being in full force and effect without modification or amendment.

          3.1.7. INCUMBENCY. CHF shall have received signature and incumbency certificates of the officers of Provider executing the Loan Documents.

          3.1.8. OTHER DOCUMENTS. CHF shall have received such other documents respecting Provider and each of its Subsidiaries as CHF may reasonably request.

          3.1.9. LITIGATION. There shall not be pending or, to the best knowledge of Provider after due inquiry, threatened, any action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration against or affecting Provider or any of its Subsidiaries or


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Debtor or any property of Provider or any of its Subsidiaries or Debtor that has not been disclosed to CHF by Provider in writing and there shall have occurred no development in any such action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration that in the opinion of CHF would reasonably be expected to have a Material Adverse Effect.

          3.1.10. LOAN DOCUMENTS. Provider shall have delivered the following documents, which shall be in full force and effect:

               3.1.10.1. the Note in the form attached hereto as EXHIBIT B;

               3.1.10.2. Performance guaranty by an officer of Provider in the form attached hereto as EXHIBIT C and made a part hereof (the "Guaranty") duly executed by each such officer;

               3.1.10.3. a security agreement in the form attached hereto as EXHIBIT D and made a part hereof (the "SECURITY AGREEMENT") duly executed by Provider; and

               3.1.10.4. all other Loan Documents required by CHF hereunder, duly executed by the applicable parties.

     3.2. OTHER CONTINUING CONDITIONS. Provider shall have satisfied all the following conditions on each date an Advance is requested:

          3.2.1. All of the conditions set forth in Sections 2.1, 3.1, 4.1 and
4.2 have been and shall continue to be met at all times.

          3.2.2. The representations and warranties contained herein and in the Loan Documents shall be true, correct and complete in all respects on and as of that date to the same extent as though made on and as of that date, except for any representations or warranties limited by its terms to a specific date.

          3.2.3. Provider shall have performed in all material respects all agreements and satisfied all conditions which any Loan Documents provide shall be performed by it on or before that funding date.

4. ADMINISTRATION.

     4.1. REPORTS. The Receivables Report shall be delivered to CHF daily during the term hereof in addition to the delivery thereof with each Advance Request as provided in Section 2.1.2 hereof. Provider shall also deliver to CHF no later than the end of each calendar month during the term hereof a summary of all accounts receivable due to Provider in whole or in part from Governmental Authorities, insurance companies or other third party payors, contract rights, notes, bills, acceptances and all other obligations due to Provider for the payment of money, in cash or in kind, together with all proceeds thereof, all security and guarantees therefor, and all of Provider's rights to the goods and property represented thereby. All such reports shall be in form and substance satisfactory to CHF.


     4.2. PROCESSING. Provider acknowledges and agrees that the routine processing of billings and collections with regard to the Receivables, and the funds derived therefrom, in accordance with Section 5.1 hereof are a condition to the continued obligation of CHF hereunder.

     4.3. RECEIVABLES HELD IN TRUST. Provider's receipt of remittances on Receivables not otherwise delivered to CHF shall create, and Provider shall act as trustee of, an express trust for CHF's benefit. Provider shall forward each payment within one (1) business day of receipt of such payment.

     4.4. VERIFICATION OF RECEIVABLES. CHF shall have the right, at any time or times hereafter, in Provider's name, in the name of a nominee of CHF or in CHF's name, to verify the validity, amount or any other matter relating to any Eligible Claim or other Receivable, by mail, telephone, in person or in any way which the payor provides now or in the future.


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     4.5. APPOINTMENT OF CHF AS PROVIDER'S ATTORNEY-IN-FACT. Provider hereby irrevocably designates, makes, constitutes and appoints CHF (and all persons designated by CHF) as Provider's true and lawful agent and attorney-in-fact (which appointment shall be for all purposes deemed to be coupled with an interest and shall be irrevocable for so long as any Obligations are outstanding) and authorizes CHF, in Provider's or CHF's name, and only upon the occurrence of and during the continuance of an Event of Default, but only to the extent permitted by law, to (1) settle, adjust, compromise, extend or renew a Receivable; (2) discharge and release any Receivable; (3) prepare, file and sign Provider's name on any proof of claim in bankruptcy, cost report (final or interim) or other similar document against a payor; (4) settle, adjust or compromise any legal proceedings brought to collect the Receivables; (5) endorse Provider's name to any items of payment or proceeds that come into CHF's possession or under its control; and (6) do all acts and things which are necessary, in CHF's reasonable discretion, to collect the outstanding Receivables and to fulfill Provider's Obligations under this Agreement.

     4.6. RECORDS. Provider acknowledges and agrees that Provider has full and complete legal responsibility for the accuracy and validity of all Receivables and medical file documentation submitted to payors that require correction, modification or additional information. Provider acknowledges that it has implemented an effective information processing system to manage the Receivables, which includes keeping correct and accurate records itemizing and describing the names and addresses of patients and payors, nature of services performed, and relevant billing statement information, all of which records shall be available, upon 24 hour notice, during Provider's usual business hours at the request of any of CHF's officers, employees or agents. Promptly upon request by CHF, Provider will deliver to CHF copies of all billings and other information evidencing the Receivables and such other documentation as CHF may require. Provider agrees that every billing it submits to the appropriate payor will be supported by an original document (if required by such payor) that includes the patient's duly executed assignment of its rights against the payor, as permissible, which documents shall be maintained by Provider for six (6) years from the date payment is received on or in respect of the applicable Receivable. Provider shall institute appropriate measures to safeguard these records and to provide disaster recovery programs as appropriate. Provider shall cooperate fully with CHF and its agents who shall have the right at any time or times during normal business hours to inspect all records relating to the Receivables. CHF may, to the extent allowed by law, at any time after an Event of Default hereunder, remove from Provider's premises copies of all such records, files and books relating to Receivables.

     4.7. ADJUSTMENT OF RECEIVABLES. CHF may adjust the Estimated Value of Eligible Claims upon notice from Provider or payor of any change, adjustment or modification to the amount or other terms or conditions of any Receivable which may serve to reduce the value of the Receivable or as otherwise provided in this Agreement.

     4.8. FINANCING STATEMENTS. Provider authorizes CHF to execute on Provider's behalf and file such UCC financing statements as CHF may deem necessary, in its sole discretion, in order to perfect and maintain the security interests granted by Provider in accordance with this and any other agreement. Provider agrees to bear the cost of all filing fees, filing taxes, search reports procured from time-to-time by CHF, reasonable legal fees and other charges incurred by CHF in the perfection, protection and preservation of the rights and collateral security granted herein or in the Security Agreement to CHF. All financing statements filed hereunder shall remain in full force and effect until this Agreement shall have been terminated in accordance with the provisions hereof, even if, at any time or times prior to such termination, no Advances shall be outstanding hereunder. Provider waives any right to demand the filing of termination statements with respect to the Collateral, and agrees that CHF shall not be required to send such termination statements to Provider, or to file them with any filing office, unless and until this Agreement shall have been terminated in accordance with its terms and the Obligations paid in full in immediately available funds.

     4.9. COSTS. As additional consideration for the services to be provided by CHF hereunder and for CHF's agreement to make Advances, Provider shall pay to CHF the cost associated with providing the Advances in accordance with the schedule of fees and costs attached hereto as ANNEX II, which costs are subject to change by written notice by CHF to Provider. All of the foregoing shall be part of the Obligations, payable on demand and secured by the Collateral.

     4.10. STATEMENTS. CHF shall render to Provider a monthly statement setting forth the principal balance of Obligations and the calculation of interest due thereon on or before the fifteenth (15th) day of each calendar month occurring during the term of this financing facility. Each such statement shall be subject to subsequent adjustment by CHF but shall constitute an account stated unless, within thirty (30) days after CHF mailed any such statement to Provider, Provider shall deliver to CHF by registered or certified mail to the address set forth in this Agreement objection thereto specifying the error or errors, if any, contained in such statement and CHF in its good faith discretion determines such exceptions are accurate and makes an appropriate adjustment. In the absence of a written objection delivered to CHF as set forth above, CHF's statement of Provider's Obligations shall be conclusive and prima facie evidence of the amount of Provider's Obligations.

     4.11. NO DEDUCTIONS. Any and all payments or reimbursements made hereunder or under the Note(s) shall be made free and clear of and without deduction for any and all taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto; excluding, however, the following: federal income taxes imposed on the income of CHF by the jurisdiction under the laws of which CHF is organized or doing business or any political subdivision thereof and taxes imposed on its income by the jurisdiction of CHF's applicable lending office or any political subdivision thereof.

     4.12. FURTHER ASSURANCES. Provider agrees to execute and deliver to CHF such further instruments of assignment, financing statements and instruments of further assurance as CHF may reasonably require.

5. REPRESENTATIONS AND WARRANTIES.

     5.1. RECEIVABLES.

          5.1.1. At the time of the creation of each Receivable, (1) each Receivable is a valid, bona fide Receivable, and represents a legally enforceable indebtedness arising in the ordinary course of business or profession from the rendition of health care services or sale of merchandise;
(2) to Provider's knowledge there are no setoffs, counterclaims, deductions, disputes or defenses to payment of any kind, genuine or otherwise, against the Receivable other than those disclosed to CHF to determine the Estimated Value of the Receivable; (3) Provider is the lawful owner of each Receivable; (4) each Receivable is free of all security interests, Liens and encumbrances other than those in CHF's favor and the Receivable is due and payable; (5) each Receivable is based on an actual and bona fide rendition of services or prescribed goods, to a patient by Provider in the ordinary course of Provider's business and each such Receivable is payable, in whole or in part, by a Third Party Payor which is financially obligated to do so, (6) the services provided and reflected in each Receivable were medically necessary for the patient who received such services, and in compliance with the rules, policies and requirements, if any, of the payor; (7) the fees charged for such services were the usual, customary and reasonable fees charged by other providers in the same community, and do not exceed any applicable limitations of Governmental Authorities; (8) Provider possesses all appropriate licenses, approvals or otherwise satisfy any and all conditions imposed for the provision of all of the services reflected in and giving rise to each Receivable; (9) Provider has properly executed time sheets for contract staffing service personnel; (10) Provider has verified the credit worthiness of the contract staffing service customers.

          5.1.2. Complete and accurate copies of all cost reports and related forms required by Medicaid, Medicare and, if applicable, other Third Party Payors have been properly filed with the appropriate Governmental Authority and such payors during the past three years by Provider in respect of its business. The amounts set up as provisions for payors' adjustments on Provider's financial statements are sufficient to pay any amounts for which Provider may be liable. Provider is not aware of any basis for any claims pending or threatened against Provider by any payor other than routine audit adjustments. Provider has received no notices and has no knowledge that any payor has any claims against Provider which could result in consolidated net offsets against future reimbursement in excess of that provided for in the financial statements. Neither Provider nor any of its employees or Subsidiaries or Debtor has committed a violation of the Medicare and Medicaid fraud and abuse provisions of the Federal Social Security Act, including, but not limited to, the anti-kickback provisions in violation of law. The payor cost reports have been independently audited and fully settled through the period of November 30, 1991. To the best of Provider's knowledge, after due inquiry, payor cost reports were filed when due or within the allowable 30-day extension period, and (except for immaterial amounts) such reports do not claim and Provider has not received reimbursement in excess of the amount provided by law. There is no dispute between Provider and any payor, fiscal intermediary or carrier regarding such cost reports other than with respect to adjustments thereto made in the ordinary course of business and Medicare PRO review and denials in progress that do not involve amounts in excess of $50,000.00 in the aggregate which have been and will during the term of this Agreement be promptly disclosed to CHF.

          5.1.3. On or after the Closing Date, Provider agrees that no payments shall be made in respect of Eligible Claims to Provider other than as expressly provided for herein; provided, however, in the event that Provider receives such payment in another manner, Provider agrees to immediately notify CHF thereof and hold the payment in trust for the benefit of CHF.

          5.1.4. To Provider's knowledge, there are no facts, events or occurrences not previously disclosed to CHF which in any way impair the validity, collection or enforcement of any Receivables or reduce the amount payable thereunder.

          5.1.5. The Receivables information furnished to CHF by Provider is true, accurate and complete. Provider has verified existing coverage for all Receivables with the applicable payor and has complied with all verification procedures required by CHF, and the services performed or merchandise sold was covered by the existing coverage for each Receivable.

          5.1.6. Provider is in substantial and material full compliance with all federal, state and municipal laws and regulations relating to the Receivables and Provider has made and will make all necessary disclosures required by law to its patients and payors, as applicable and/or necessary regarding this Agreement.

     5.2. DUE INCORPORATION, ETC.; SOLVENCY.

          5.2.1. If Provider is a corporation, it is duly incorporated and in good standing under the laws of the State of its incorporation and qualified in all states where such qualifications are required. Provider has full organizational power, authority and legal right to incur the Obligations, execute and deliver this Agreement and the other Loan Documents and keep and observe all of the terms of this Agreement and the other Loan Documents on Provider's part to be performed. There is no further consent required under any applicable laws of any Governmental Authority for such actions by Provider from any other Person from whom such consent has not been obtained.

          5.2.2. This Agreement and each of the other Loan Documents to which Provider is a party are legal, valid and binding obligations of Provider, enforceable against Provider in accordance with their respective terms.

          5.2.3. The execution, delivery and performance by Provider of this Agreement and of the other Loan Documents to which Provider is a party (1) will not violate any provision of any applicable laws of any Governmental Authority,
(2) will not violate any provision of, or constitute a breach of or default under, or result in the creation or imposition of any lien except those granted to CHF on any asset of Provider pursuant to the provisions of, any mortgage, deed of trust, indenture, contract, agreement or other undertaking to which Provider is a party or which is binding upon Provider or upon any of its assets or properties and (3) will not contravene, as applicable, Provider's articles or certificate of incorporation or by-laws or other organizational document relating to Provider.

          5.2.4. Provider is Solvent.

     5.3. NAMES. Provider does not conduct business and has not at any time during the past five (5) years conducted business under any assumed name, trade name or fictitious business name other than those listed on ANNEX III hereto, if none, so state.

     5.4. FINANCIAL CONDITION. All audited financial statements concerning Provider which have been or will hereafter be furnished by Provider or its Subsidiaries to CHF pursuant to this Agreement have been or will be prepared in accordance with GAAP, consistently applied, throughout the periods involved (except as disclosed therein) and do, or will with respect to future submissions of financial statements, present fairly the financial condition of the entities covered thereby as at the dates thereof and the results of their operations for the periods then ended.

     5.5. TITLE TO PROPERTIES; LIENS. Provider has good, sufficient and valid legal title, subject to Permitted Encumbrances, to all of its respective properties and assets. Except for Permitted Encumbrances, all such properties and assets are free and clear of all Liens. To the best knowledge of Provider after due inquiry, there are no actual, threatened or alleged defaults with respect to any leases of real property under which Provider is lessee or lessor which would have a Material Adverse Effect.

     5.6. PERFECTION. Assuming proper execution and filing, this Agreement, together with the Security Agreement, creates a valid and, except for the Permitted Encumbrances, first priority security interest in the Collateral, securing the payment and performance of the Obligations and all actions necessary by Provider to perfect and protect such security interest have been duly taken.

     5.7. LITIGATION; ADVERSE FACTS. There are no judgments outstanding against Provider or affecting any property of Provider nor is there any action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration or Government Audit now pending or, to the best knowledge of Provider after due inquiry, threatened against or affecting Provider or any property of Provider which could reasonably be expected to result in any Material Adverse Effect. Provider has not received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed to any liability or disadvantage which could reasonably be expected to result in any Material Adverse Effect.

     5.8. PAYMENT OF TAXES. All tax returns and reports of Provider required to be filed by it have been timely filed, and all taxes, assessments, fees and other governmental charges upon Provider or upon its properties, assets, income, and franchises which are shown on such returns as due and payable have been paid when due and payable. None of the United States income tax returns of Provider and each of its Subsidiaries are under audit. No tax liens have been filed and no claims are being asserted with respect to any such taxes unless such taxes are not yet due and payable. The shares, accruals and reserves on the books of Provider and each of its Subsidiaries in respect of any taxes or other governmental charges are in accordance with GAAP.

     5.9. PERFORMANCE OF AGREEMENTS. Provider is not in material default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any contractual obligation of Provider which would have a Material Adverse Effect, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default.

     5.10. EMPLOYEE BENEFIT PLANS. Provider, each Subsidiary of Provider, and each ERISA Affiliate is in compliance in all material respects with all applicable provisions of ERISA, the IRC and all other applicable laws and the regulations and interpretations thereof with respect to all Employee Benefit Plans. No material liability has been incurred by Provider, any subsidiary of Provider, or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan.

     5.11. BROKER'S FEES. Provider has not engaged the services of any broker or finder in connection with the transactions contemplated hereby and knows of no reason why a fee or commission will be payable with respect to the issuance and sale of the Note or any of the other transactions contemplated hereby, except as outlined in Annex V.

     5.12. INSURANCE. Provider maintains adequate insurance policies for public liability and property damage for its business and properties, no notice of cancellation has been received with respect to such policies and Provider is in material compliance with all conditions contained in such policies. A true and correct copy of all of the foregoing insurance policies have been delivered to CHF.

     5.13. COMPLIANCE WITH LAWS.

          5.13.1. Provider is not in material violation of any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any Governmental Authority, having jurisdiction over the conduct of its business or the ownership of its properties, which violation would subject Provider or any of its respective officers to criminal or material civil liability or have a Material Adverse Effect and no such violation has been alleged.

          5.13.2. Provider is not in violation of or the subject of any investigation, inquiry or enforcement action by any Governmental Authority under the Medical Waste Tracking Act, 42 U.S.C. ss. 6992 ET SEQ. or any applicable state or local law, governmental statute, ordinance or regulation dealing with the disposal of medical wastes ("MEDICAL WASTE LAWS"). As of the date hereof, Provider has obtained and is in material compliance with any permits related to medical waste disposal required by Medical Waste Laws and has taken reasonable steps to determine, and has determined, that all disposal of medical waste by Provider has been in compliance with Medical Waste Laws.

          5.13.3. Neither Provider nor the real property used in connection with its facilities or the buildings, improvements, fixtures or equipment forming a part of such facilities (collectively, the "PHYSICAL PLANT") are in violation of or the subject of any investigation or inquiry or enforcement action by any Governmental Authority for the recovery of environmental response costs or for compliance with remedial obligations under any applicable law including, but not limited to, those pertaining to the use, release and disposal of any "Hazardous Substances" as that term is defined in the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), as amended, as codified at 42 U.S.C. ss. 9601 ET SEQ., the Hazardous Materials Transportation Act, as codified at 42 U.S.C. ss. 1801 ET SEQ., and the Resource Conservation and Recovery Act, as codified at 42 U.S.C. ss. 6901 ET SEQ., and any other applicable state or local law, governmental statutes, ordinances or regulations (all such laws, statutes, ordinances and regulations shall hereinafter be collectively referred to as "ENVIRONMENTAL LAWS"). Provider has obtained and is in compliance with all environmental permits required by any applicable Environmental Laws to construct, occupy, operate and use the Physical Plant; and has taken reasonable steps to determine and has determined that no Hazardous Substances which are or may have been used by Provider have been disposed of or otherwise released on or from the Physical Plant during the period of Provider's ownership or operation thereof. The uses Provider has made, continues to make or intends to make of the Physical Plant have not and will not result in the generation, storage, disposal or release of any Hazardous Substances in violation of any of the Environmental Laws except in accordance with the law.

     5.14. BANK ACCOUNTS. Provider has supplied to CHF the account numbers and locations of all bank accounts of Provider.

     5.15. DISCLOSURE. No representation or warranty of Provider contained in this Agreement, the financial statements, the other Loan Documents, or any other document, certificate, or written statement furnished to CHF by or on behalf of Provider for use in connection with the Loan Documents contains any materially untrue statement of a material fact or omitted, omits, or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. There is no material fact known to Provider that has had or will have a Material Adverse Effect, and that has not been disclosed herein or in such other documents, certificates and statements furnished to CHF for use in connection with the transactions contemplated hereby.

     5.16. TANGIBLE NET WORTH. Provider shall maintain, on a consolidated basis, a Tangible Net Worth of not less than SIX MILLION DOLLARS ($6,000,000.00).

     5.17. REGULATIONS. The proceeds of the Advances are not being and shall not be used: (1) to purchase or carry any "margin stock" within the meaning of Regulation "U" of the Board of Governors of the Federal Reserve System, nor to extend credit to others for that purpose, (2) to extend or maintain credit secured directly or indirectly by "margin stock" within the meaning of Regulation "G" of the Board of Governors of the Federal Reserve System nor to extend credit to others for that purpose, (3) to extend credit by and to brokers and dealers within the meaning of Regulation "T" of the Board of Governors of the Federal Reserve System nor to extend credit to others for that purpose, nor
(4) to obtain credit outside the United States to purchase or carry United States securities or within the United Sates to purchase or carry any securities within the meaning of Regulation "X" of the Board of Governors of the Federal Reserve system, nor to extend credit to others for that purpose. Provider shall only use the Advances for business or commercial purposes.

6. COVENANTS. Provider covenants and agrees that until payment in full of all Obligations, Provider shall comply with and shall cause each of its Subsidiaries to comply with all covenants in this Section 6 applicable to such Person.

     6.1. AFFIRMATIVE COVENANTS.

          6.1.1. MATERIAL ADVERSE EFFECT. Provider shall notify CHF immediately of any Material Adverse Effect in Provider's business or prospects or of the institution or threat of any litigation by or against Provider or its Subsidiaries or any Debtor.

          6.1.2. NEW BANK ACCOUNTS. Provider will advise CHF promptly of any new bank accounts opened by Provider prior to making any deposits.

          6.1.3. FINANCIAL STATEMENTS AND OTHER REPORTS. Provider will maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. Provider will deliver to CHF the financial statements and other reports described below.

               6.1.3.1. MONTHLY FINANCIALS. As soon as available and in any event within thirty (30) days after the end of each month, Provider will deliver to CHF its consolidated balance sheet of Provider as at the end of such month and the related consolidated statements of income, stockholder's equity and cash flow for such month and for the period from the beginning of the then current Fiscal Year to the end of such month.

               6.1.3.2. QUARTERLY FINANCIALS. As soon as available and in any event within sixty (60) days after the end of each quarter, Provider will deliver to CHF its consolidated balance sheet of Provider as at the end of such quarter and the related consolidated statements of income, stockholder's equity and cash flow for such quarter and for the period from the beginning of the then current Fiscal Year to the end of such quarter.

               6.1.3.3. YEAR-END FINANCIALS. As soon as available and in any event no later than one hundred twenty (120) days after the end of the year, Provider will deliver financial statements from a firm of independent certified public accountants selected by Provider, which report shall be unqualified as to scope of audit of Provider and its Subsidiaries and shall state that (1) such consolidated financial statements, including a balance sheet, present fairly the consolidated financial position of Provider and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and (2) that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards.

               6.1.3.4. ACCOUNTANTS' REPORTS. Promptly upon receipt thereof, Provider will deliver copies of all material reports submitted to Provider by independent certified public accountants in connection with each annual, interim or special audit of the financial statements of Provider made by such accountants, including the comment letter submitted by such accountants to management in connection with their annual audit.

               6.1.3.5. COMPLIANCE CERTIFICATE. Together with the delivery of each set of financial statements, Provider will deliver to CHF a Compliance Certificate stating that the financial statements have been provided for in conformity with GAAP.

          6.1.4. ACCESS TO ACCOUNTANTS. Provider authorizes CHF to discuss the financial condition and financial statements of Provider and its Subsidiaries with Provider's independent certified public accountants upon reasonable notice to Provider of its intention to do so.

          6.1.5. GOVERNMENT NOTICES. Promptly after receipt, Provider will deliver to CHF copies of all material notices, requests, subpoenas, inquiries or other writings received from any Governmental Authority concerning any Government Audits or other audits of any kind or nature, licensing reviews or infractions with respect thereto, any Employee Benefit Plan, the violation or alleged violation of any Environmental Laws, the storage, use or disposal of any Hazardous Materials or Provider's payment or non-payment of any taxes including any tax audit.

          6.1.6. EVENTS OF DEFAULT, ETC. Promptly upon any officer of Provider obtaining knowledge of any of the following events or conditions, Provider shall deliver a certificate of Provider's chief executive officer, specifying the nature and period of existence of such conditions or event and what action Provider has taken, is taking and proposes to take with respect thereto: (1) any condition or event that constitutes an Event of Default or Default; (2) any notice of default with respect to any agreement or arrangement that any Person has given to Provider or any of its Subsidiaries or any other action taken with respect to a claimed default; or (3) any Material Adverse Effect.

     6.2. NEGATIVE COVENANTS.

          6.2.1. INDEBTEDNESS. Provider will not and will not permit any of its Subsidiaries directly or indirectly to create, incur, assume, guaranty, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except: (1) the Obligations; (2) intercompany Indebtedness among Provider and its Subsidiaries, PROVIDED that such Indebtedness is subordinated in right of payment to the Obligations; and (3) Permitted Indebtedness. Except for Indebtedness described in the preceding sentence, Provider will not incur and will not permit any of its Subsidiaries to incur any Indebtedness or other liabilities except for trade payables and normal accruals in the ordinary course of business not yet due and payable or with respect to which Provider or any of its Subsidiaries is contesting in good faith the amount or validity thereof by appropriate proceedings and then only to the extent that Provider or any of its Subsidiaries has established adequate reserves therefor, if appropriate under GAAP.

          6.2.2. GUARANTEES. Except for endorsements of instruments or items of payment for collection in the ordinary course of business, Provider shall not and shall not permit any of its Subsidiaries to guaranty, endorse, or otherwise in any way become or be responsible for any obligations of any other Person, whether directly or indirectly by agreement to purchase the indebtedness of any other Person or through the purchase of goods, supplies or services, or maintenance of working capital or other balance sheet covenants or conditions, or by way of stock purchase, capital contribution, advance or loan for the purpose of paying or discharging any indebtedness or obligation of such other Person or otherwise

          6.2.3. TRANSFERS AND LIENS. Provider shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option or right with respect to any of the Collateral. Except for Permitted Encumbrances, Provider will not and will not permit any of its subsidiaries directly or indirectly to create, incur, assume or permit to exist any Lien on or with respect to any of the Collateral or any income or profits therefrom.

          6.2.4. RESTRICTED PAYMENTS. Provider will not and will not permit any of its Subsidiaries to directly or indirectly declare, order, pay, make or set apart any sum for (1) any dividend on account of any capital stock of Provider or any of its Subsidiaries, now or hereafter outstanding, or any other payment or distribution, except stock dividends or distributions to Guarantors and/or Debtor; (2) any redemption, conversion, exchange, retirement, sinking fund or other purchase of any capital stock of Provider or any of its Subsidiaries now or hereafter outstanding; (3) any payment or prepayment of principal, premium or interest on, redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or other payment with respect to any indebtedness other than Permitted Indebtedness; (4) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire capital stock of Provider or any of its Subsidiaries now or hereafter outstanding; (5) any sum for payment to any officer for termination of employment pursuant to any current or future agreements in excess of $100,000.00, annually, except for those agreements listed on Annex VI hereto provided that the exceptions will not lead to an Event of Default under this Agreement; and (6) any sum for payment to any officer, outside director or related party pursuant to any consulting agreement, or any other agreement that may be made, in excess of $100,000.00, annually.

          6.2.5. RESTRICTION ON FUNDAMENTAL CHANGES. Without the express prior written consent of CHF, neither Provider nor any of its Subsidiaries will: (1) enter into any transaction of merger or consolidation; (2) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution); (3) convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any material part of its business or assets, or the capital stock of any of its Subsidiaries, whether now owned or hereafter acquired; or (4) acquire by purchase or otherwise all or any substantial part of the business or assets of or stock or other evidence of beneficial ownership of, any Person.

          6.2.6. CHANGES RELATING TO PERMITTED INDEBTEDNESS. Provider will not and will not permit any of its Subsidiaries to change or amend the terms of any Indebtedness, except for the Permitted Indebtedness, if the effect of such amendment is to: (1) increase the interest rate on such Indebtedness; (2) change the dates upon which payments of principal or interest are due on such Indebtedness; (3) change any event of default or add any covenant with respect to such Indebtedness; (4) change the payment provisions of such Indebtedness;
(5) change the subordination provisions thereof, or (6) change or amend any other term, if such change or amendment would materially increase the obligations of the obligor or confer additional material rights on the holder of such Indebtedness in a manner adverse to Provider, any of its Subsidiaries, or CHF.

          6.2.7. TRANSACTION WITH AFFILIATES. Provider will not, and will not permit any Subsidiary to, enter into any transaction with an affiliate, including the purchase, sale or exchange of property or the rendering or purchasing of any service to or from any affiliate, except in the ordinary course of and pursuant to the reasonable requirements of Provider's business and upon fair and reasonable terms no less favorable to Provider than it would obtain in a comparable arm's length transaction with an unaffiliated Person.

          6.2.8. CONDUCT OF BUSINESS. From and after the Closing Date, Provider will continue to operate and be licensed as listed on ANNEX VII hereto.

          6.2.9. LOCATION OF CHIEF EXECUTIVE OFFICES. Provider shall not change its corporate name or the location of its corporate office or open any new offices without giving CHF at least thirty (30) days prior written notice. At the present time, Provider carries on business only at the address(es) in
Section 11.3 and otherwise as disclosed to CHF in writing.

          6.2.10. LOCATION OF BOOKS AND RECORDS. All books and records pertaining to the Receivables shall be maintained solely and exclusively at the above address(es) and such books and records shall not be moved or transferred without giving CHF thirty (30) days prior written notice.

          6.2.11. PROVIDER'S PROPERTIES. Provider shall not sell, lease, transfer or otherwise dispose of all or substantially all of Provider's property or assets, or consolidate with or merge into or with any corporation or entity without CHF's prior written consent. Provider shall give CHF at least sixty (60) days prior written notice prior to any change in ownership of Provider's capital stock or change in management of Provider.

          6.2.12. COMPLIANCE WITH ERISA. Except as required by law or with the express written consent of CHF, provider will not establish any new Employment Benefit Plan or amend any existing Employment Benefit Plan if the liability or increased liability resulting from such establishment or amendment is material. Provider shall not fail to establish, maintain and operate any Employment Benefit Plan in compliance in all material respects with the provisions of ERISA, the IRC and all other applicable laws and the regulations and interpretations thereof.

          6.2.13. COLLECTION. Provider shall not retain or engage any Person to perform services in connection with the Collateral that could affect the value of the Collateral without CHF's prior written consent, including, but not limited to, hiring collection agents to collect Receivables except as listed on Annex VIII hereto.

7. COLLATERAL SECURITY. As security for all Obligations, Provider shall, and shall cause Debtor to, execute and deliver to CHF the Security Agreement, which shall grant to CHF a continuing first position security interest in, lien and mortgage on and assignment of all right, title and interest of Provider and Debtor in and to all of the Collateral. Provider agrees to, and CHF shall have the right at any time to, notify all payors that CHF has been granted a security interest in the Collateral.

8. EVENTS OF DEFAULT/REMEDIES.

     8.1. The occurrence of any of the following acts or events shall constitute an Event of Default:

          8.1.1. if Provider fails to make payment of any of its Obligations when due and such default continues for one (1) Business Day following written notice of such default by CHF to Provider;

          8.1.2. if Provider fails to make any remittance required by this Agreement or the other Loan Documents and such default continues for one (1) Business Day following written notice of such default by CHF to Provider or Provider fails to comply with any payment mechanism for the Obligations established by CHF;

          8.1.3. if Provider commits any breach of or fails to comply with any of the terms, representations, warranties, covenants, conditions or provisions of this Agreement or the other Loan Documents, or of any present or future supplement, amendment or addendum hereto or thereto or of any agreement between Provider and CHF and such breach continues for more than five (5) Business days after written notice of such breach by CHF to Provider, provided that such grace period shall not apply, and such breach shall constitute an Event of Default, if such breach may not, in CHF's reasonable determination, be cured by Provider during such five (5) Business-day grace period;

          8.1.4. Provider ceases to be Solvent;

          8.1.5. if Provider delivers to CHF a materially false financial statement;

          8.1.6. if Provider shall (1) admit in writing its inability or be generally unable, to pay its debts as they become due (2) commence a voluntary case under the federal bankruptcy code, as now or hereafter in effect and including any successor legislation thereto (the "BANKRUPTCY CODE"), (3) make a general assignment for the benefit of creditors, (4) apply for, consent to, or acquiesce in, the appointment of or the taking of possession by, a receiver, custodian, liquidator or trustee of herself or himself or the whole or any substantial part of its or his properties or assets, (5) file a petition or answer seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding up, arrangement, composition, adjustment of debts, liquidation, dissolution, or similar relief, (6) fail to controvert in a timely or appropriate manner, or shall acquiesce in writing to, any petition filed against Provider or any Guarantor in an involuntary case under the Bankruptcy Code or (7) take any action for the purposes of effecting any of the foregoing;

          8.1.7. (1) if a proceeding or case shall be commenced in a court of competent jurisdiction seeking the appointment of a receiver, liquidator, custodian, trustee or the like of Provider of the whole or any substantial part of the property or assets of Provider and such order, judgment or decree shall remain unvacated, or not set aside, or unstayed for sixty (60) days from commencement of such proceeding or case, or (2) if a petition, proceeding or case shall be filed against Provider seeking reorganization, arrangement, composition, readjustment, liquidation, winding up, dissolution or similar relief under the federal bankruptcy laws or any other applicable law and such petition shall remain undismissed for sixty (60) days from commencement of such proceeding or case or (3) if, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of Provider of the whole or any substantial part of its or his property or assets, and such custody or control shall remain unterminated or unstayed for sixty (60) days, or an order for relief against Provider shall be entered in an involuntary case under the Bankruptcy Code;

          8.1.8. if Provider suspends or discontinues doing business for any reason;

          8.1.9. if any guaranty of Provider's Obligations is terminated, subject to the terms and conditions of the Guarantees provided by the Guarantors as outlined on Annex IX hereto;

          8.1.10. Provider is enjoined, restrained, or in any way prevented by the order of any court or any administrative or regulatory agency, including but not limited to, the Department of Health, from conducting any material part of its business;

          8.1.11. any default or breach which is not cured or waived in the allotted time under any agreement evidencing Indebtedness of Provider in the amount of $100,000.00 or more shall occur and shall continue after any applicable grace period specified in any such document if the effect of such default or breach is to accelerate, or to permit the acceleration of, the maturity of all or any part of any such Indebtedness, whether or not such default or breach shall be waived by the holders or trustees (if any) for such Indebtedness, or any such Indebtedness shall be declared to be due and payable, or be required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof;

          8.1.12. a breach by Provider occurs under any material agreement, document or instrument (other than an agreement, document or instrument evidencing Indebtedness), whether heretofore, now or hereafter existing between it and any other Person;

          8.1.13. the loss, suspension or revocation of or failure to renew, any material license or permit now held or hereafter acquired by Provider, which loss, suspension, revocation or failure to renew might have a Material Adverse Effect and such loss, suspension, revocation or failure to renew continues for more than thirty (30) days after such occurrence, provided that such grace period shall not apply, and such event shall constitute an Event of Default, if such event may not, in CHF's reasonable determination, be cured by Provider during such thirty (30) day grace period;

          8.1.14. the termination of Provider's ability to participate in any Medicare or Medicaid programs or the amendment, repeal or modification of any such program that may adversely affect payment of Eligible Claims; or

          8.1.15. a Change of Control shall occur.

     8.2. OBLIGATIONS. If an Event of Default shall exist or occur, CHF may notify Provider of its election to terminate this Agreement and to make no further Advances hereunder, whereupon the Obligations shall be accelerated and all of the Obligations shall automatically, without further notice of any kind, be immediately due and payable, provided that upon the occurrence of any Event of Default referred to in Sections 8.1.6, 8.1.7, or 8.1.14 hereof no notice of any kind need be given to Provider prior to acceleration of the Obligations, which shall occur automatically. If CHF, in its sole discretion, elects to make Advances after the occurrence of an Event of Default which has not been waived, cured, or removed within the applicable grace or cure period, if any, the making, issuing, or providing of such Advances, if any, shall not be deemed a waiver by CHF of any such Event of Default.

     8.3. RIGHTS AND REMEDIES GENERALLY. Upon acceleration of the Obligations, CHF shall have, in addition to any other rights and remedies contained in this Agreement or in any of the other Loan Documents, all of the rights and remedies of a secured party under applicable laws, all of which rights and remedies shall be cumulative and non-exclusive, to the fullest extent permitted by law.

     8.4. WAIVERS BY PROVIDER. THE BORROWER AND ANY ENDORSERS, SURETIES AND GUARANTORS HEREOF OR HEREON HEREBY WAIVE PRESENTMENT FOR PAYMENT, DEMAND, PROTEST, NOTICE OF NON-PAYMENT OR DISHONOR AND OF PROTEST, AND AGREE TO REMAIN BOUND UNTIL THE OBLIGATIONS AND ALL OTHER SUMS PAYABLE HEREUNDER ARE PAID IN FULL NOTWITHSTANDING ANY EXTENSIONS OF TIME FOR PAYMENT WHICH MAY BE GRANTED EVEN THOUGH THE PERIOD OF EXTENSION BE INDEFINITE, AND NOTWITHSTANDING ANY INACTION BY, OR FAILURE TO ASSERT ANY LEGAL RIGHT AVAILABLE TO, CHF. PROVIDER ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS TRANSACTION, THIS AGREEMENT AND THE OTHER DOCUMENTS OR HAS BEEN ADVISED TO DO SO AND HAS ELECTED NOT TO SEEK THE ADVICE OF COUNSEL, AND CONSEQUENTLY WAIVES ANY RIGHTS WITH RESPECT THERETO.

     8.5. SETOFF. Upon the occurrence and during the continuance of any Event of Default, CHF and each assignee of or participant in the Obligations may, and is hereby authorized to, at any time and from time to time, without notice to Provider (any such notice being expressly waived by Provider) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by CHF to or for the credit or the account of Provider against any and all obligations of Provider now or hereafter existing under this Agreement or the other Loan Documents, irrespective of whether or not CHF shall have made any demand under this Agreement and although such Obligations may be contingent or unmatured. CHF agrees promptly to notify Provider after any such set-off and application made CHF, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of CHF under this Section 8.5 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which CHF may have.

     8.6. MARSHALING; PAYMENTS SET ASIDE. CHF shall not be under any obligation to marshal any assets in favor of Provider or any other party or against or in payment of any or all of the Obligations. To the extent that Provider makes a payment or payments to CHF or CHF enforces its security interests or exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Obligations or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred (by increasing the principal balance under the Note).

9. TERM AND TERMINATION. This Agreement shall continue in full force and effect for a period of two (2) year(s) from the date hereof and shall be deemed renewed from year to year thereafter unless Provider gives CHF notice in writing, by registered or certified mail, not less than thirty (30) and not more than sixty
(60) days prior to the expiration of the original term of this Agreement (or any renewal term thereof), of Provider's intention to terminate this Agreement as of the end of such term (the date of the last day of such term being referred to herein as the "TERMINATION DATE"). CHF may terminate this Agreement at any time upon thirty (30) days prior written notice to Provider or CHF may terminate this Agreement immediately if an Event of Default has occurred as set forth in this Agreement (also known as the "TERMINATION DATE"). Notwithstanding the foregoing, if the Provider becomes insolvent or unable to meet its debts as they mature, fail, close, suspend, or go out of business, commit an act of bankruptcy, file or become the subject of a petition under the Bankruptcy Act or law permitting the appointment of a receiver, liquidator, conservator, or similar functionary, breach or become in default under this Agreement or any other agreement with CHF (or the Provider's parent subsidiaries or affiliates), or any Obligation to CHF, then, notwithstanding the foregoing, CHF shall have the right to terminate this Agreement at any time without notice. In the event CHF elects to terminate this Agreement, and CHF's decision to do so is a result of a breach of this Agreement by the Provider, then, notwithstanding any other provisions contained herein, CHF shall be entitled to charge the Provider Account, and the Provider agrees to pay to CHF, the monthly maintenance fee specified in Annex II herein for the remaining term of the Agreement or until any and all of the Provider's indebtedness to CHF pursuant to this Agreement shall have been paid in full. On the termination date, all outstanding Advances, together with accrued interest thereon and all other Obligations shall be due and payable without any additional notice or demand of any kind. Notwithstanding such notice of termination, the respective rights and obligations arising out of transactions having their inception prior to the specified date of termination shall not be affected by such termination and all terms, provisions and conditions hereof, including, but not limited to, the security interests herein above granted to CHF, shall continue in full force and effect in all Receivables and Collateral arising on and after the termination of this Agreement until all Obligations have been paid in full. All of the representations, warranties, covenants and agreements of Provider made herein shall survive the termination of this Agreement.

10. PARTICIPATIONS. Provider hereby consents to CHF's sale, assignment, transfer or other disposition, at any time and from time to time hereafter, of this Agreement and the other Loan Documents or any portion thereof, including, without limitation, all or any part of CHF's rights, title, interests, remedies, powers and/or duties hereunder or thereunder. Without limiting the generality of the foregoing, CHF shall have the right to sell or assign to a participant(s) participating interests in the Obligations hereunder in such amounts and on such terms and conditions as CHF shall determine. Unless an Event of Default shall have occurred hereunder or, in the opinion of CHF's counsel any law, regulation or an amendment to either, ruling or order is adopted or rendered which adversely affects CHF's performance of this Agreement, CHF shall remain as the lead participant in any sale or assignment of a participating interest in the Obligations hereunder. Provider authorizes CHF to disclose to any participant and any prospective participant any and all financial and other information in CHF's possession concerning Provider which has been delivered to CHF pursuant to this Agreement or which has been delivered to CHF in connection with CHF's credit evaluation of Provider prior to entering into this Agreement.

11. MISCELLANEOUS.

     11.1. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Florida without regard to conflicts of law principles. All judicial proceedings brought against Provider or its Subsidiaries arising out of, in connection with or relating to this Agreement or any Obligation may be brought in any state or federal court of competent jurisdiction in the State of Florida and by execution and delivery of this Agreement, Provider accepts for itself and in connection with its properties, generally and unconditionally, the jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement or such Obligations. Provider waives personal service of any summons, complaint or other process, and agrees that service thereof may be made by registered or certified mail directed to Provider at its address set forth in Section 11.3 hereof or such other address of which Provider has previously notified CHF in accordance with Section 11.3 hereof. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of CHF to bring proceedings against Provider in the courts of any other jurisdiction.

     11.2. WAIVER OF JURY TRIAL. PROVIDER AND CHF HEREBY IRREVOCABLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

     11.3. NOTICES. All notices, requests, consents or other communications provided for in or to be given under this Agreement shall be in writing, may be delivered in person, by facsimile transmission (fax), by overnight air courier or by certified or registered mail, and shall be deemed to have been duly given and to have become effective (A) upon receipt if delivered in person or by fax (and followed by the same or next business day of mailing of such faxed notice by one of the other methods of delivery permitted hereunder), (B) one (1) day after having been delivered to an overnight air courier or (C) five (5) days after having been deposited in the mails as certified or registered mail, all fees prepaid, directed to the parties at the following addresses (or at such other address as shall be given in writing by a party hereto):

                                    If to CHF at:
                                    Capital Healthcare Financing
                                    1799 West Oakland Park Boulevard
                                    Fort Lauderdale, FL 33311

                                    If to Provider at:
                                    The Address for Notices
                                    set forth in ANNEX I attached hereto

or to such other address as each party designates to the other in the manner herein prescribed. Failure or delay in delivering copies of any notice to the Persons designated above to receive copies shall in no way affect the effectiveness of such notice.

     11.4. INDEMNITY. Provider agrees to indemnify and hold CHF harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, reasonable fees and disbursements of counsel) which may be imposed on, or incurred by, or asserted against CHF in any claim, action, suit, proceeding or investigation asserted, instituted or conducted by any Governmental Authority or any other Person in connection with, arising out of, based upon or with respect to the enforcement by CHF of any right or remedy granted to it hereunder, except to the extent that any of the foregoing arises out of the gross negligence or willful misconduct of CHF.

     11.5. EQUITABLE RELIEF. Provider recognizes that, in the event Provider fails to perform, observe or discharge any of its Obligations under this Agreement, any remedy at law may prove to be inadequate relief to CHF, therefore, Provider agrees that CHF, if CHF so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     11.6. PREFERENCE PAYMENTS. Provider expressly agrees that to the extent Provider or payor makes a payment or payments to CHF and such payment or payments, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside or are required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment or payments had not been made (by increasing the principal balance of the Note or otherwise).

     11.7. INDEPENDENCE OF COVENANTS. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

     11.8. SEVERABILITY. In the event that any provision of this Agreement or the application thereof to Provider or any circumstance in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict herewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Agreement and the application of any such invalid or unenforceable provision to parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable shall not be affected thereby nor shall the same affect the validity or enforceability of any other provision of this Agreement.

     11.9. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. Words of masculine, feminine or neuter gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural number, and VICE VERSA as the context may require.

     11.10. NO FIDUCIARY RELATIONSHIP. No provision in this Agreement or in any of the other Loan Documents and no course of dealing or other relationship between the parties shall be deemed to create any fiduciary duty by CHF to Provider.

     11.11. SUCCESSORS AND ASSIGNS; NO WAIVER. This Agreement and the other Loan Documents shall be binding upon the parties' respective successors and assigns, but may not be assigned by Provider without CHF's prior written consent which it may decline to permit to provide in its sole and absolute discretion. No delay or failure on CHF's part in exercising any right, privilege or option hereunder shall operate as a waiver thereof or of any other right, privilege or option, it being understood and agreed that the CHF's rights, remedies and options under this Agreement and the other Loan Documents are and shall be cumulative and are in addition to all other rights, remedies and options of CHF in law or in equity or under any other agreement.. No waiver whatsoever shall be valid unless in writing, signed by CHF, and then only to the extent therein set forth.

     11.12. JOINT AND SEVERAL LIABILITY. Where two or more Persons have executed this Agreement and/or the other Loan Documents as Provider, the Obligations of such Persons shall be joint and several, and each representation, warranty, covenant and agreement set forth herein and in the other Loan Documents, shall be deemed to have been made jointly and/or severally by each such Person, as the context requires.

     11.13. ENTIRE AGREEMENT. This Agreement, the Note, and the other Loan Documents referred to herein embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto.

     IN WITNESS WHEREOF, the parties enter into this Agreement as of the day and year first above written.

PROVIDER:

                         HOSPITAL STAFFING SERVICES, INC.

                         By:  /S/  BOBBY L. SHIELDS
                             --------------------------------
                              Bobby L. Shields, Secretary

                         HSSI TRAVEL NURSE OPERATIONS, INC.

                         By:  /S/  BOBBY L. SHIELDS
                             --------------------------------
                              Bobby L. Shields, Secretary

                         HSS RECRUITING, INC.

                         By:  /S/  BOBBY L. SHIELDS
                             --------------------------------
                              Bobby L. Shields, Secretary

                         HSSI MEDICARE HOME OFFICE, INC. D/B/A
                         HOME CARE HOME OFFICE

                         By:   /S/  BOBBY L. SHIELDS
                             --------------------------------
                              Bobby L. Shields, Secretary

                         HOSPITAL STAFFING SERVICES OF MASSACHUSETTS, INC. D/B/A ALTERNATIVE CARE MEDICAL SERVICES

                         By:   /S/  BOBBY L. SHIELDS
                             --------------------------------
                              Bobby L. Shields, Secretary

                         HOSPITAL STAFFING SERVICES OF RHODE ISLAND, INC. D/B/A ALTERNATIVE CARE MEDICAL SERVICES

                         By:   /S/  BOBBY L. SHIELDS
                             --------------------------------
                              Bobby L. Shields, Secretary

                         HOSPITAL STAFFING SERVICES OF TENNESSEE, INC. D/B/A MID-SOUTH COMPREHENSIVE HOME HEALTH

                         By:    /S/  BOBBY L. SHIELDS
                             --------------------------------
                               Bobby L. Shields, Secretary

                         ALL-CARE PROFESSIONAL SERVICES, INC.

                         By:   /S/  BOBBY L. SHIELDS
                              ---------------------------------
                              Bobby L. Shields, Secretary

                         HSSI OF GEORGIA, INC. D/B/A
                         TRI-THERAPY

                         By:   /S/  BOBBY L. SHIELDS
                              ---------------------------------
                              Bobby L. Shields, Secretary

                         HSSI PROPRIETARY HOME OFFICE, INC.

                         By:   /S/  BOBBY L. SHIELDS
                              ---------------------------------
                              Bobby L. Shields, Secretary

                         HOSPITAL STAFFING SERVICES OF FLORIDA, INC.

                         By:   /S/  BOBBY L. SHIELDS
                              ---------------------------------
                              Bobby L. Shields, Secretary

                         HSSI ACQUISITION CORP.

                         By:   /S/  BOBBY L. SHIELDS
                              ---------------------------------
                               Bobby L. Shields, Secretary

                         HOSPITAL STAFFING SERVICES OF CALIFORNIA, INC.

                         By:   /S/  BOBBY L. SHIELDS
                              ---------------------------------
                               Bobby L. Shields, Secretary

                         HOSPITAL STAFFING SERVICES MEDICARE OF BROWARD, INC.

                         By:   /S/  BOBBY L. SHIELDS
                              ---------------------------------
                              Bobby L. Shields, Secretary

                         HOSPITAL STAFFING SERVICES MEDICARE OF
                         PALM BEACH, INC.

                         By:   /S/  BOBBY L. SHIELDS
                              ---------------------------------
                              Bobby L. Shields, Secretary

                         HSSI OF FLORIDA PROPRIETARY, INC.

                         By:   /S/  BOBBY L. SHIELDS
                              ---------------------------------
                             Bobby L. Shields, Secretary

CHF:                                   CAPITAL HEALTHCARE FINANCING
                                       a division of CAPITAL FACTORS, INC.

                                       By: /S/ JOHN B. APGAR
                                           ----------------------------------
                                           John B. Apgar, Senior Vice President

                              EXHIBITS AND ANNEXES

Annex I                      List of Entities Comprising Provider
Annex II                       Schedule of Fees and Costs
Annex III                    List of Assumed Names, Trade Names and
                               Fictitious Business Names Pursuant to
                               Section 5.3
Annex IV                     Borrowing Base Certificate
Annex V                      List of Brokers Pursuant to Section 5.11
Annex VI                     List of Existing Termination Agreements with
                               Payments in Excess of $100,000 Pursuant to
                               Section 6.2.4
Annex VII                    List of Licenses Pursuant to Section 6.2.8
Annex VIII                   List of Collection Companies Pursuant to Section
                               6.2.13
Annex IX                     List of Guarantors


Exhibit A                    Definitions
Exhibit B                    Revolving Promissory Note
Exhibit C                    Performance Guaranty
Exhibit D                    Security Agreement
Exhibit E                    Stand-By Letter of Credit
Exhibit F                    Lock Box Agreement
Exhibit G                    Corporate Guaranty

                  ANNEX I TO PROVIDER REVOLVING LOAN AGREEMENT

                    List of Entities Comprising the Provider

Hospital Staffing Services, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSSI Travel Nurse Operations, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSS Recruiting, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSSI Medicare Home Office, Inc. d/b/a
Home Care Home Office
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services of Massachusetts, Inc. d/b/a
Alternative Care Medical Services
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services of Rhode Island, Inc. d/b/a
Alternative Care Medical Services
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services of Tennessee, Inc. d/b/a
Mid-South Comprehensive Home Health
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

All-Care Professional Services, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSSI of Georgia, Inc. d/b/a
Tri-Therapy
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSSI Proprietary Home Office, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services of California, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services of Florida, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSSI Acquisition Corp.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services Medicare of Broward, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services Medicare of Palm Beach, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSSI of Florida Proprietary, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

ADDRESS FOR NOTICES FOR ALL ENTITIES LISTED ABOVE:

Hospital Staffing Services, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

                 ANNEX II TO PROVIDER REVOLVING LOAN AGREEMENT
                        SCHEDULE OF FEES AND COSTS

 FEES

   1. An closing fee equal to one percent (1%) of the Total Advance Limit, payable on the Closing Date.

   2. A monthly maintenance fee equal to FIVE THOUSAND DOLLARS ($5,000.00) per month. The maintenance fee payable by Provider shall be due and payable on the first (1st) day of each calendar month during the term of this Agreement and CHF shall, at its option, charge such maintenance fee and any and all CHF Expenses to Provider's Account with CHF, which amounts shall thereupon constitute obligations hereunder.

COSTS

   1.   Audit Fee:                 $250.00 per day plus all out-of-pocket
                                   expenses

   2.   Quarterly Search Fees:     Pass along charges for each Secretary of
                                   State and County Clerk for which any
                                   entities of Provider are located.

   3.   Federal Express:           Per invoice charge

   4.   Wire Transfer:             $20.00 per transfer (only if wired to a bank
                                   other than Capital Bank)

   5.   UCC Filing Fees:           Pass along charges which are currently
                                   estimated to be up to $50.00 per filing

   6.   D & B Report:              $25.00 per report (estimated)

   7.   Attorney:                  As and when incurred by CHF in accordance
                                   with the terms and conditions of the Loan
                                   Documents

   8.   Letter of Credit Fees:     2% of Letter of Credit Facility per year


      THE COSTS STATED ABOVE ARE ESTIMATES ONLY AND SUBJECT TO CHANGE

                 ANNEX III TO PROVIDER REVOLVING LOAN AGREEMENT

  LIST OF ASSUMED NAMES, TRADE NAMES, AND FICTITIOUS BUSINESS NAMES PURSUANT TO
                                   SECTION 5.3

HSSI Homecare
Alternative Care Medical Services
Mid-South Comprehensive Home Health
Mid-South Staffing
Tri-Therapy
Recovery Task Force

                                    ANNEX IV

                           BORROWING BASE CERTIFICATE

               As of Week-End Date: ____________________ , 19 ___

Pursuant to Section 2.1.2 of that certain Provider Revolving Loan Agreement dated as of ________________ , 1996, between _______________ and Capital
Healthcare Financing (defined terms therein being used herein with the same meanings), the undersigned represents as follows:

Eligible Accounts                           GROSS                    NET                    BORROWING BASE
(0 - 150 days)

  TRI-THERAPY
  Government                          $_____________     x100%   $ ____________
  Non-Government                      $_____________     x100%   $ ____________

                             Total Eligible Accounts (Net)                                $ ______________

  ALTERNATIVE CARE - NEW ENGLAND
  MEDICARE
  Massachusetts                       $_____________     x 73%   $ ____________
  New Hampshire                       $_____________     x 73%   $ ____________
  Rhode Island                        $_____________     x 45%   $ ____________

  Medicaid                            $_____________     x100%   $ ____________
  Commercial Ins                      $_____________     x100%   $ ____________
  Managed Care                        $_____________     x100%   $ ____________

                             Total Eligible Accounts (Net)                                $ _____________
  ALL CARE TENNESSEE
  Medicare                            $_____________ NA          $ _____________ PIP*
  Medicare Part B                     $_____________ x 49%       $ _____________
  Commercial Ins                      $_____________ x 79%       $ _____________
  Medicaid                            $_____________ x 79%       $ _____________

                             Total Eligible Accounts (Net)                                $ _____________
  MID SOUTH TENNESSEE
  Medicare                            $_____________ NA          $ _____________ PIP*
  Medicare Part B                     $_____________ x 54%       $ _____________
  Medicaid                            $_____________ x 59%       $ _____________
  Commercial Ins                      $_____________ x 74%       $ _____________

                             Total Eligible Accounts (Net)                                $ _____________

Eligible Accounts
  (0 - 120 Days)

  TRAVEL NURSE VI                     $_____________ x100%       $ _____________

  TRAVEL NURSE NET OF VI
  Government                          $_____________ x100%       $ _____________
  Non-Government                      $_____________ x100%       $ _____________

                             Total Eligible Accounts (Net)                                $ _____________

                             Total Accounts                                               $ _____________
                                                                                                    X 85%

                             Total Borrowing Base                                         $ _____________





INELIGIBLE ACCOUNTS
UNBILLED                                                                SELF - PAY
Travel Nurse                        $_____________                      Travel Nurse            $____________
Tri-Therapy                         $_____________                      Tri-Therapy             $____________
All Care                                                                $_____________          All Care
$____________
MidSouth                            $_____________                      MidSouth                $____________
Alternative Care                    $_____________                      Alternative Care        $____________

* ADVANCES ON TENNESSEE MEDICARE ARE CAPPED AT BI-MONTHLY PIP PAYMENTS.

In connection with the foregoing, the undersigned further certifies that no Event of Default or an event which the giving of notice or the passage of time or both would constitute an Event of Default presently exists.

                                            PROVIDER

                                            By: ______________________________

                                            Title: ___________________________

                  ANNEX V TO PROVIDER REVOLVING LOAN AGREEMENT

                    LIST OF BROKERS PURSUANT TO SECTION 5.11

                                      NONE

                  ANNEX VI TO PROVIDER REVOLVING LOAN AGREEMENT

   LIST OF EXISTING TERMINATION AGREEMENTS WITH PAYMENTS IN EXCESS OF $100,000
                            PURSUANT TO SECTION 6.2.4

Ronald A. Cass
Jay Gershberg
Jeffery A. Barnhill

                 ANNEX VII TO PROVIDER REVOLVING LOAN AGREEMENT

                   LIST OF LICENSES PURSUANT TO SECTION 6.2.8

                 ANNEX VIII TO PROVIDER REVOLVING LOAN AGREEMENT

             LIST OF COLLECTION COMPANIES PURSUANT TO SECTION 6.2.13

Recovery Task Force

                  ANNEX IX TO PROVIDER REVOLVING LOAN AGREEMENT

                               LIST OF GUARANTORS

PERFORMANCE GUARANTY

Bobby L. Shields
592 NW 111 Terrace
Coral Springs, Florida  33071

CORPORATE GUARANTY

Cardinal Nursing and Home Care, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, Florida  33308

Cura Care, Inc. of Arizona
6245 North Federal Highway, Suite 400
Fort Lauderdale, Florida  33308

Hospital Staffing Services of Arizona, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, Florida  33308

Hospital Staffing Services of Louisiana, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, Florida  33308

Hospital Staffing Services of New Jersey, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, Florida  33308

Hospital Staffing Services of Pennsylvania, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, Florida  33308

Hospital Staffing Services of Virginia, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, Florida  33308

HSS Advertising, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, Florida  33308

HSS Associates, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, Florida  33308

Staff Source, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, Florida  33308

HSSI Management Company, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, Florida  33308

Hospital Staffing Services of Caribbean, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, Florida  33308

HSSI of New York, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, Florida  33308

HSSI of Texas, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, Florida  33308

                                    EXHIBIT A

                          CAPITAL HEALTHCARE FINANCING
                       A DIVISION OF CAPITAL FACTORS, INC.

                                   DEFINITIONS

                  "ADVANCE DATE" shall have the meaning set forth in
Section 2.1.2.

                  "ADVANCE OVERAGE" shall have the meaning set forth in
Section 2.1.3.1.

                  "ADVANCE REQUEST" shall have the meaning set forth in
Section 2.1.2.

                  "ADVANCES" shall mean the advance(s) made by CHF to Provider pursuant to Section 2.1.

                  "AFFILIATE" shall mean any person (other than CHF): (1) directly or indirectly controlling, controlled by, or under common control with Provider; (2) directly or indirectly owning or holding fifty percent (50%) or more of any equity interest in provider; or (3) fifty percent (50%) or more of whose voting stock or other equity interest is directly or indirectly owned or held by Provider. For purposes of this definition "control" (including with correlative meanings, the terms "controlling". "controlled by" and "under common control with") means the possession directly or indirectly of the power to direct or cause the directing of the management and policies of a Person, whether through the ownership of voting securities or by contract or otherwise.

                  "BASE RATE" shall mean the prime rate which is announced from time to time in the Wall Street Journal (or such other prime rate as CHF shall designate from time to time in the event the Wall Street Journal ceases to publish such rate) (with the understanding that any such rates may merely serve as a basis upon which effective rates of interest are calculated for loans making reference thereto, and that such rates are not necessarily the lowest or best rates at which any bank or other financial institution calculates interest or extends credit).

                  "BUSINESS DAY" shall mean a day on which CHF is open for the transaction of business, excluding any national holidays, and any performance which would otherwise be required on a day other than a banking day shall be timely performed in such instance, if performed on the next succeeding banking day. Notwithstanding such timely performance, interest shall continue to accrue hereunder until such payment or performance has been made.

                  "CHANGE OF CONTROL" shall mean the change of ownership of more than (50%) of Provider's capital stock or that would result in a change of control of Provider or a management change with respect to Provider.

                  "CLOSING DATE" shall mean the date of execution of this Agreement by Provider and CHF.

                  "CMI" shall mean the census mix indices of the Provider.

                  "CODE" shall mean the Uniform Commercial Code of the State of Florida or as to any particular Collateral, as in effect in any other jurisdiction whose laws govern the perfection or the effect or nonperfection of CHF's security interest in such Collateral.

                  "COLLATERAL" shall have the meaning set forth in the Security Agreement.

                  "COMPLIANCE CERTIFICATE" shall mean a certificate duly executed by the chief executive officer, chief financial officer or managing general partner, as the case may be, of Provider appropriately completed in a form acceptable to CHF.

                  "CONTRACT YEAR" shall mean the twenty-four (24) months immediately following the Closing Date or any anniversary thereof.

                  "DEBTOR" shall have the meaning set forth in the Security Agreement.

                  "DEFAULT" shall mean an event which through the passage of time or the service of notice or both would mature into an Event of Default.

                  "DEFAULT INTEREST RATE" shall mean a fluctuating interest rate per annum equal to the sum of the otherwise applicable Base Rate plus three percent (3%).

                  "DISPUTE" shall mean, with respect to Receivables, a dispute or claim, BONA FIDE or otherwise, as to cost, terms, necessity of service rendered, quality or any cause or defense to payment whatsoever.

                  "ELIGIBLE CLAIMS" shall mean all rights to payment or reimbursement under Medicare, Medicaid, Blue Cross, other Third Party payors or contracted staffing services, services actually rendered or goods actually sold by Provider, as to which CHF has a valid, first priority and fully perfected security interest.

Eligible Claims shall include:

                                    (i)               Medicare, Medicaid, Blue
Cross, or other Third Party Claims up to 150 days from claim date except for Medicare Claims under Medicare PIP payments;

                                    (ii)              Medicare Claims under
Medicare PIP limited to two PIP payments;

                                    (iii)             Contracted Staffing
Services up to 150 days from invoice date except for Contracted Staffing Services to the U.S. Virgin Islands;

                                    (iv)              Contracted Staffing
Services to the U.S. Virgin Islands up to 120 days from invoice date in the event that valid, executed contracts from the Government of the U.S. Virgin Islands are not delivered to CHF;

                                    (v)               Contracted Staffing
Services to the U.S. Virgin Islands up to 180 days from invoice date for Contracted Staffing Services to the island of St. Croix and up to 210 days from the invoice date for the Contracted Staffing Services to the island of St. Thomas in the event that valid, executed contracts from the Government of the U.S. Virgin Islands are delivered to CHF.
No other Receivables shall be deemed to be Eligible Claims including, without limitation:

                                            1. Receivables with respect to
                                               which CHF does not have a valid,
                                               first priority and fully
                                               perfected security interest; and

                                            2. Receivables subject to any Lien
                                               except those in favor of CHF.

                  "EMPLOYMENT BENEFIT PLAN" shall mean any employee benefit plan within the meaning of Section 3(3) of ERISA which (a) is maintained for employees of Provider or any ERISA affiliate or (b) has at any time within the preceding six (6) years been maintained for the employees of Provider or any current or former ERISA Affiliate.

                  "ENVIRONMENTAL LAWS" shall have the meaning set forth in
Section 5.13.3.

                  "ESTIMATED VALUE" shall mean the amount of each Receivable that CHF determines in its sole discretion will be paid by the third party Payor with respect to such Receivable, which amount shall be subject to adjustment from time to time by CHF in its sole discretion.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

                  "ERISA AFFILIATE" as applied to Provider, shall mean any Person who is a member of a group which is under common control with Provider, who together with Provider is treated as a single employer within the meaning of
Section 414(b) and (c) of the IRC.

                  "EVENT OF DEFAULT" shall mean the occurrence or existence of an event described in Section 8.1 hereof.

                  "EXCESS INTEREST" shall have the meaning set forth in Section 2.4.2.

                  "FEDERAL GOVERNMENT FUNDS" shall mean funds received for services provided under Medicare, Medicaid, or State health care program.

                  "FINAL CLAIMS REDUCTIONS" shall have the meaning set forth in Section 2.1.3.2.

                  "FISCAL YEAR" shall mean the twelve month period ending on November 30 of each year.

                  "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board that are applicable to the circumstances as of the date of determination.

                  "GOVERNMENTAL AUTHORITY" shall mean any federal, state, municipal or other governmental department, commission, board, bureau, agency, court, tribunal or other instrumentality, and any arbitrator.

                  "GOVERNMENT AUDIT" shall have the meaning set forth in
Section 2.1.3.2.

                  "GUARANTIES" shall have the meaning set forth in
Section 3.1.11.3.

                  "GUARANTORS" shall mean all officers, as applicable, of Provider and Persons who execute and deliver a Guaranty.

                  "INDEBTEDNESS" shall mean at a particular time (1) indebtedness for borrowed money or for the deferred purchase price of property or services in respect of which Provider is liable, contingently or otherwise, as obligor, guarantor or otherwise or any commitment by which Provider assures a creditor against loss, including, but not limited to subordinated indebtedness,
(2) obligations under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases in respect of which obligations Provider is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations Provider assures a creditor against loss, and (3) any obligation of Provider to a multi-employer plan or any other unfunded pension obligations and liabilities with respect to any other plan.

                  "INTANGIBLE ASSETS" shall mean the amount of a Person's intangible assets (determined in conformity with GAAP), including, without limitation, goodwill, trademarks, licenses, organization costs, deferred amounts, covenants not to compete, unearned income, and restricted funds.

                  "INTEREST RATE" shall mean a rate per annum equal to the greater of seven percent (7%) or the Base Rate plus TWO percent (2%).

                  "IRC" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

                  "LIEN" shall mean any lien, mortgage, pledge, security interest, assignment, deposit arrangement, charge or encumbrance of any kind, whether voluntary or involuntary whether such interest is based on common law, statute, or contract (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

                  "LOAN DOCUMENTS" shall mean, collectively, this Agreement, the Note, the Security Agreement, the Guaranties and all agreements, instruments and documents whether heretofore, now, or hereafter executed by or on behalf of Provider and delivered to CHF with respect to the transactions contemplated by this Agreement, together with all agreements and documents between Provider and CHF referred to therein or contemplated thereby. Any one of the foregoing may be referred to herein as a "Loan Document".

                  "MANDATORY CLAIMS REDUCTIONS" shall have the meaning set forth in Section 2.1.3.2.

                  "MATERIAL ADVERSE EFFECT" - Material Adverse Effect means (1) a material adverse effect upon the business, operations, properties, assets or condition (financial or otherwise) of Provider on an individual basis or taken as a whole or (2) the impairment of the ability of Provider to perform in all material respects its obligations under any Loan Document to which it is a party or of CHF to enforce or collect of any Obligations.

                  "MAXIMUM RATE" shall have the meaning set forth in
Section 2.4.2.

                  "MEDICAL WASTE LAWS" shall have the meaning set forth in
Section 5.13.2.

                  "NET WORTH" as applied to any Person, shall mean as of the date of any determination thereof, such Person's total assets less such Person's total liabilities (as such terms are defined under GAAP).

                  "NOTE" shall mean the Revolving Promissory Note executed by Provider pursuant to Section 2.2 hereof in the principal amount of $8,000,000.00.

                  "OBLIGATIONS" - Obligations shall mean all Advances, service charges, fees, debts, liabilities, obligations, covenants and duties owing by Provider to CHF, including, but not limited to, the principal amount of the Advances, any letter of credit obligations arranged by CHF with a bank on behalf of or for the benefit of Provider, all claims, and indebtedness, accrued and unpaid interest and all fees, costs, and expenses, whether primary or secondary, direct or indirect, absolute or contingent, fixed or otherwise heretofore, now and/or from time to time hereafter owing, due or payable.

                  "PHYSICAL PLANT" shall have the meaning set forth in
Section 5.13.3.

                  "PERMITTED ENCUMBRANCES" shall mean the following types of
Liens: (1) Liens for taxes, assessments or other governmental charges not yet due and payable; (2) statutory Liens of landlords, carriers, warehousemen, mechanics, materialmen and other similar liens imposed by law, which are incurred in the ordinary course of business for sums not more than thirty (30) days delinquent; (3) Liens incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance and other types of social security, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money); (4) easements, rights-of-way, restrictions, and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of Provider or any of its Subsidiaries (5) Liens in favor of CHF, and (6) and other Liens approved by CHF in writing.

                  "PERMITTED INDEBTEDNESS" shall mean the following indebtedness: all expenditures incurred in the ordinary course for capital leases of less than $50,000.00, indebtedness less than $100,000.00 in the aggregate or any other indebtedness approved by CHF in writing.

                  "PERSON" - Person shall mean any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability corporation, institution, entity, party, or government (whether territorial, national, federal, state, provincial, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency body or department thereof).

                  "PROPOSED CLAIMS REDUCTIONS" shall have the meaning set forth in Section 2.1.3.1.

                  "PROVIDER'S ACCOUNT" shall have the meaning set forth in
Section 2.4.1.

                  "RECEIVABLES" shall mean all presently existing, hereafter created and future rights, title and interest of Provider in and to payment for services rendered or goods or merchandise sold, accounts (including any "account", as such term is defined in the Code), receivables, contract rights, chattel paper, instruments, documents, rights to payment or reimbursement under Medicare, Medicaid, other government-sponsored or funded health care programs or insurance or other medical benefit payments assigned to Provider by patients or pursuant to any preferred provider, health maintenance organization, capitated payment agreements, or other Provider-Payor agreements, all guaranties and security therefor, whether owned directly, as assignee, by law or otherwise, including, without limitation, all of Provider's accounts receivable, lease receivables, license receivables, and other amounts from time to time owing to or owned by Provider for goods sold or leased or for services rendered or for Capital Expenditures, whether or not earned by performance, and all rights now or hereafter existing in and to all security agreements, leases, licenses and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, documents and rights to payment or reimbursement; and all proceeds of the foregoing.

                  "RECEIVABLES REPORT" shall have the meaning set forth in
Section 2.1.2.

                  "REVOLVING CREDIT ADVANCE CEILING" shall have the meaning set forth in Section 2.1.1.

                  "SOLVENT" shall mean, when used with respect to any Person, that (i) the fair saleable value of its assets is in excess of the total amount of its liabilities (including for purposes of this definition all liabilities, whether or not reflected on a balance sheet prepared in accordance with GAAP, and whether direct or indirect, fixed or contingent, secured or unsecured, disputed or undisputed); and (ii) it is able to pay its debts or obligations in the ordinary course as they mature; and (iii) that Person has capital sufficient to carry on its business and all business in which it is about to engage.

                  "SUBSIDIARY" - Subsidiary means, with respect to any Person, any corporation, association or other business entity of which more than 50% of the total voting power of shares of stock (or equivalent ownership or controlling interest) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other subsidiaries of that Person or a combination thereof.

                  "TANGIBLE NET WORTH" - Tangible Net Worth, as applied to any Person, shall mean as of the date of any determination thereof, an amount equal to: (a) such Person's Net Worth; LESS (b) such Person's net Intangible Assets; LESS (c) all obligations owed to a Person or any of its subsidiaries by any Affiliate of a Person or any of its Subsidiaries; and LESS (d) all loans by a Person to officers, stockholders, shareholders, or employees of a Person.

                  "TERMINATION DATE" shall have the meaning provided in
Section 9 hereof.

                  "THIRD PARTY OBLIGORS" shall have the meaning set forth in
Section 2.3.4.

                  "TOTAL ADVANCE LIMIT" shall mean $8,000,000.00 which amount shall be inclusive of any letters of credit arranged with a bank or trust company by CHF for the amount of or on behalf of Provider.

                                    EXHIBIT B

                          CAPITAL HEALTHCARE FINANCING
                       A DIVISION OF CAPITAL FACTORS, INC.
                            REVOLVING PROMISSORY NOTE

$8,000,000.00                                          Atlanta, Georgia
                                                       Dated:  February 7, 1996


     FOR VALUE RECEIVED, the undersigned, each of which is listed on ANNEX I hereto (jointly and severally referred to herein as "BORROWER"), HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of CAPITAL HEALTHCARE FINANCING, a division of Capital Factors, Inc., a Florida corporation ("LENDER") the principal amount of EIGHT MILLION DOLLARS ($8,000,000.00) or so much thereof as shall have been advanced by Lender to Borrower pursuant to the Provider Revolving Loan Agreement described below with interest thereon, or on the amount thereof from time to time outstanding, to be computed as hereinafter provided, until the said principal sum shall be fully paid and to be due and payable as hereinafter provided.

          1. LOAN PAYMENTS.

               a. INTEREST AND PRINCIPAL PAYMENTS. Installments of interest only shall be due and payable in arrears on or before the fifth (5th) day of each calendar month during the term hereof commencing on the 5th day of March, 1996 and on the 5th day of each succeeding month thereafter until the termination of the Loan Agreement (as hereafter defined) or should an event of default occur as defined in the Loan Agreement at which time the entire outstanding principal balance together with all accrued and unpaid interest shall be due and payable without demand. Interest on the principal amount hereof from time to time outstanding, shall be at a rate equal to the greater of seven percent (7%) or two percent (2%) per annum above the Base Rate (as hereinafter defined) in effect from time to time (herein, the "STATED RATE"), from the date hereof until such principal amount is paid in full. The Stated Rate shall change from time to time in accordance with changes in the Base Rate. Borrower further agrees to pay interest on any amount of principal and interest which is not paid when due (whether at stated maturity, by acceleration or otherwise), from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum, in lieu of the Stated Rated, equal at all times to three percent (3%) per annum above the Stated Rate (the "DEFAULT RATE"). "BASE RATE" shall mean prime which is announced from time to time in the Wall Street Journal (or such other prime rate as Lender shall designate from time to time in the event the Wall Street Journal ceases to publish such rate) (with the understanding that any such rates may merely serve as a basis upon which effective rates of interest are calculated for loans making reference thereto, and that such rates are not necessarily the lowest or best rates at which any bank or other financial institution calculates interest or extends credit).

               b. TIMING OF PAYMENTS. Both principal and interest are payable in lawful money of the United States of America to Lender, in funds which shall be available to Lender in an account designated by Lender no later than 2:00 P.M. (Eastern Standard time) on or before the day that the applicable payment of principal or interest is due.

          2. PREPAYMENT. Except for collections received by or on behalf of lender pursuant to the loan documents (as hereafter defined), Borrower may not prepay this Note. Under no circumstances may there be a partial prepayment of this Note. Borrower may prepay only the entire unpaid balance of this Note upon payment of a prepayment fee as follows:

               Beginning with the date of this Note and continuing through February 6, 1997, the prepayment fee shall be two percent (2%) of the Total Advance Limit and prepayment fee shall decrease to one (1%) of the Total Advance Limit beginning on February 7, 1997. Beginning on February 7, 1998, there shall be no prepayment fee. In the event that payment of this Note shall be accelerated for any reason whatsoever by Lender, the prepayment fee in effect as of the date of such acceleration shall be paid and such prepayment fee shall also be added to the outstanding balance of this Note in determining the debt for the purposes of the Loan Documents given to secure this Note.

          3. SECURITY. This Note is secured by, among other things, a Provider Revolving Loan Agreement, dated the date hereof, by and among Borrower and Lender (the "LOAN AGREEMENT"), a Security Agreement, dated the date hereof, by and among Borrower, Lender and the other parties granting a security interest as provided therein and a Performance Guaranty made by an officer of Borrower in favor of Lender, (collectively, the "LOAN DOCUMENTS"). It is expressly agreed that the principal sum of this Note (and all accrued interest thereon and other sums payable hereunder) shall become immediately due at the option of Lender on the happening of any default, and the expiration of any applicable notice and/or grace period under the terms of this Note or under any of the other Loan Documents.

          4. APPLICABLE LAW. Borrower agrees that this Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

          5. MODIFICATION. This Note may not be modified or terminated orally.

          6. WAIVER.

               a. Borrower and any endorsers, sureties and guarantors hereof or hereon hereby waive presentment for payment, demand, protest, notice of non-payment (except for such notice as is expressly provided in the Loan Agreement) or dishonor and of protest, and agree to remain bound until the principal sum of this Note or the amount thereof outstanding and interest and all other sums payable hereunder are paid in full notwithstanding any extensions of time for payment which may be granted even though the period of extension be indefinite, and notwithstanding any inaction by, or failure to assert any legal right available to, Lender.

               b. No delay or failure on Lender's part in exercising any right, privilege or option hereunder shall operate as a waiver thereof or of any other right, privilege or option, it being understood and agreed that Lender's rights, remedies and options under this Note and the other Loan Documents are and shall be cumulative and are in addition to all other rights, remedies and options of Lender in law or in equity or under any other agreement. No waiver whatsoever shall be valid unless in writing, signed by Lender, and then only to the extent therein set forth.

          7. SUCCESSORS. The term "Lender" shall mean the then holder of this Note from time to time and its successors and assigns.

          8. LATE CHARGES. In the event any payment or installment due or payable under this Note and/or under any of the other Loan Documents shall become overdue for a period in excess of five (5) days, in addition to interest being charged at the Default Rate and Lender's other remedies, a "late charge" of $0.04 for each dollar so overdue may be charged by Lender for the purpose of deferring the expenses incident to handling such delinquent payment or installment.

          9. COST OF COLLECTION. Borrower shall pay all costs of collection when incurred after an Event of Default (as defined in the Loan Agreement), including, without limitation, the reasonable attorneys' fees and disbursements of Lender's counsel and court costs, which costs may be added to the indebtedness evidenced hereby and must be paid promptly on demand, together with interest thereon at the Default Rate from the time of Lender's payment.

          10. USURY. In no event shall this or any other provision herein or in the Loan Agreement or the Security Agreement, permit the collection of any interest which would be usurious under the law governing this transaction. If any such interest in excess of the maximum rate allowable under applicable law has been collected, Borrower agrees that the amount of interest collected above the maximum rate permitted by applicable law, shall be refunded to Borrower, and Borrower agrees to accept such refund, or, at Borrower's option, such refund shall be applied as a principal payment hereunder.

          11. WAIVER OF JURY TRIAL. BY EXECUTION HEREOF AND ACCEPTANCE HEREOF, BORROWER AND LENDER AGREE THAT NEITHER BORROWER NOR LENDER, NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE (ALL OF WHOM ARE HEREINAFTER REFERRED TO AS THE "PARTIES") SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF THIS NOTE OR ANY OTHER LOAN DOCUMENTS, ANY RELATED AGREEMENT OR INSTRUMENT, ANY OTHER COLLATERAL FOR THE DEBT OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG THE PARTIES, OR ANY OF THEM. NONE OF THE PARTIES WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES WITH LENDER, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. LENDER HAS IN NO WAY AGREED WITH OR REPRESENTED TO BORROWER, ANY GUARANTOR, OR ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

          12. MISCELLANEOUS.

               a. In the event that any provision of this Note or the application thereof to Borrower or any circumstance in any jurisdiction governing this Note shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict herewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Note and the application of any such invalid or unenforceable provision to parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable shall not be affected thereby nor shall the same affect the validity or enforceability of any other provision of this Note.

               b. Time is of the essence as to all dates set forth in this Note, subject to any applicable notice or grace period provided herein; PROVIDED, HOWEVER, that, whenever any payment to be made hereunder shall be stated to be due on a day other than a Business Day, such payment may be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest payable hereunder.

               c. Borrower hereby agrees to perform and comply with each of the terms, covenants and provisions contained in this Note and in any instrument evidencing or securing the indebtedness evidenced by this Note on the part of Borrower to be observed and/or performed hereunder and thereunder. No release of any security for the principal sum due under this Note, or any portion thereof, and no alteration, amendment or waiver of any provision of this Note or of any instrument evidencing and/or securing the indebtedness evidenced by this Note made by agreement between Lender and any other person or party shall release, discharge, modify, change or affect the liability of Borrower under this Note or under such instruments.

               d. Except as expressly provided in the Loan Agreement, no act of commission or omission of any kind or at any time upon the part of Lender, its co-lenders and participants, if any, in respect of any matter whatsoever shall in any way impair the rights of Lender to enforce any right, power or benefit under this Note and no set-off, counterclaim, reduction or diminution of any obligation or any defense of any kind or nature which Borrower has or may have against Lender, its co-lenders and participants, if any, shall be available hereunder to Borrower, except that to the extent applicable rules of court would require that Borrower assert any counterclaim it may have against Lender in the same action filed by Lender to enforce collection hereof, only such counterclaim shall be so preserved.

               e. The captions preceding the text of the various paragraphs contained in this Note are provided for convenience only and shall not be deemed to in any way affect or limit the meaning or construction of any of the provisions hereof.

               f. This Note shall be governed by and interpreted in accordance with the internal laws of the State of Florida without regard to conflicts of law principles. All judicial proceedings brought against Borrower arising out of, in connection with or relating to Note may be brought in any state or federal court of competent jurisdiction in the State of Florida and by execution and delivery of this Note, Borrower accepts for itself and in connection with its properties, generally and unconditionally, the jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Note. Borrower waives personal service of any summons, complaint or other process, and agrees that service thereof may be made by registered or certified mail directed to Borrower at its address of which Borrower has previously notified Lender in accordance with Section 11.3 of the Provider Revolving Loan Agreement. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Lender to bring proceedings against Borrower in the courts of any other jurisdiction.

               g. This Note is a Master Promissory Note, and Borrower is extended a line of credit up to but not exceeding the amount shown herein. In accordance with the Loan Documents, Lender, in its sole discretion, may make advances pursuant to the Loan Agreement from time to time and it is therefore contemplated that the outstanding balance may fluctuate accordingly. Nothing herein shall be construed as a warranty or representation by Lender that it will at any time make advances to Borrower, other than in accordance with the Loan Documents. Any request for an advance under this Note shall be subject to review and approval by Lender.

          Lender may assign to one or more banks or other entities or participants all or a portion of its rights under this Note. In the event of an assignment of all of its rights, Lender may transfer this Note to the assignee. In the event of an assignment of a portion of its rights under this Note, Lender shall retain this note for the mutual benefit of the participants subject to Lender's rights pursuant to the Loan Agreement, which rights shall include Lender's right to transfer this note to another lead lender without further liability or responsibility to Borrower. Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights under this Note. Lender may, in connection with any assignment or participation or proposed assignment or proposed participation, disclose to the assignee or participant or proposed assignee or proposed participant any information relating to Borrower furnished to Lender by or on behalf of Borrower.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered as of the day and year first above written.

             HOSPITAL STAFFING SERVICES, INC.,
             a Florida corporation

             By:  /S/  BOBBY L. SHIELDS
                 --------------------------------
              Bobby L. Shields, Secretary

             HSSI TRAVEL NURSE OPERATIONS, INC.
             a Florida corporation

             By: /S/  BOBBY L. SHIELDS
                 --------------------------------
              Bobby L. Shields, Secretary

             HSS RECRUITING, INC.
             a Florida corporation

             By: /S/  BOBBY L. SHIELDS
                 --------------------------------
              Bobby L. Shields, Secretary

             HSSI MEDICARE HOME OFFICE, INC. D/B/A
             HOME CARE HOME OFFICE
             a Florida corporation

             By: /S/  BOBBY L. SHIELDS
                 --------------------------------
              Bobby L. Shields, Secretary

             HOSPITAL STAFFING SERVICES OF MASSACHUSETTS, INC.
             D/B/A ALTERNATIVE CARE MEDICAL SERVICES a Florida corporation

             By: /S/  BOBBY L. SHIELDS
                 --------------------------------
              Bobby L. Shields, Secretary

              HOSPITAL STAFFING SERVICES OF RHODE ISLAND, INC. D/B/A ALTERNATIVE CARE MEDICAL SERVICES a Florida corporation

              By: /S/  BOBBY L. SHIELDS
                 -------------------------------------------------
               Bobby L. Shields, Secretary

              HOSPITAL STAFFING SERVICES OF TENNESSEE, INC. D/B/A
              MID-SOUTH COMPREHENSIVE HOME HEALTH
              a Florida corporation

              By: /S/  BOBBY L. SHIELDS
                 -------------------------------------------------
               Bobby L. Shields, Secretary

              ALL-CARE PROFESSIONAL SERVICES, INC.
              a Tennessee corporation

              By: /S/  BOBBY L. SHIELDS
                 -------------------------------------------------
               Bobby L. Shields, Secretary

              HSSI OF GEORGIA, INC. D/B/A
              TRI-THERAPY
              a Florida corporation

              By: /S/  BOBBY L. SHIELDS
                 -------------------------------------------------
               Bobby L. Shields, Secretary

              HSSI PROPRIETARY HOME OFFICE, INC.
              a Florida corporation

              By: /S/  BOBBY L. SHIELDS
                 -------------------------------------------------
               Bobby L. Shields, Secretary

              HOSPITAL STAFFING SERVICES OF FLORIDA, INC.
              a Florida corporation

              By: /S/  BOBBY L. SHIELDS
                 -------------------------------------------------
               Bobby L. Shields, Secretary

              HSSI ACQUISITION CORP.
              a New York corporation

              By: /S/  BOBBY L. SHIELDS
                 -------------------------------------------------
               Bobby L. Shields, Secretary

        HOSPITAL STAFFING SERVICES OF CALIFORNIA, INC.
        a Florida corporation

        By: /S/  BOBBY L. SHIELDS
           ---------------------------------------------------
         Bobby L. Shields, Secretary

        HOSPITAL STAFFING SERVICES MEDICARE OF BROWARD, INC.
        a Florida corporation

        By: /S/  BOBBY L. SHIELDS
           ---------------------------------------------------
         Bobby L. Shields, Secretary

        HOSPITAL STAFFING SERVICES MEDICARE OF
        PALM BEACH, INC.
        a Florida corporation

        By: /S/  BOBBY L. SHIELDS
           ---------------------------------------------------
         Bobby L. Shields, Secretary

        HSSI OF FLORIDA PROPRIETARY, INC.
        a Florida corporation

        By: /S/  BOBBY L. SHIELDS
           ---------------------------------------------------
         Bobby L. Shields, Secretary

STATE OF GEORGIA  )
                  ) SS:
COUNTY OF FULTON  )

                  I HEREBY CERTIFY that on this date, before me, a Notary Public duly authorized in the State and County named above to administer oaths and take acknowledgments, personally appeared BOBBY L. SHIELDS, as Secretary of HOSPITAL STAFFING SERVICES, INC., HSSI TRAVEL NURSE OPERATIONS, INC., HSS RECRUITING, INC., HSSI MEDICARE HOME OFFICE, INC., HOSPITAL STAFFING SERVICES OF MASSACHUSETTS, INC., HOSPITAL STAFFING SERVICES OF RHODE ISLAND, INC., HSSI OF GEORGIA, INC., HOSPITAL STAFFING SERVICES OF TENNESSEE, INC., HSSI PROPRIETARY HOME OFFICE, INC., HOSPITAL STAFFING SERVICES OF FLORIDA, INC., HOSPITAL STAFFING SERVICES OF CALIFORNIA, INC., HOSPITAL STAFFING SERVICES MEDICARE OF BROWARD, INC., HOSPITAL STAFFING SERVICES MEDICARE OF PALM BEACH, INC., HSSI OF FLORIDA PROPRIETARY, INC., all Florida corporations, ALL-CARE PROFESSIONAL SERVICES, INC., a Tennessee corporation, and HSSI ACQUISITION CORP., a New York Corporation, to me well known and to me known to be the person described above, and known to me to be the person who signed the foregoing instrument in the City of Atlanta, County of Fulton, in the State of Georgia, and he acknowledged the execution thereof at said place and the physical delivery of the instrument to the representative of Lender at said place to be his free act and deed on behalf of the Corporation for the purposes and uses therein expressed.

                  WITNESS my hand and official seal in the State and County aforesaid this 6TH day of FEBRUARY , 1996.

                                               /S/  BARBARA MCCORKLE
                                               ------------------------------
                                               Notary Public State of Georgia
My Commission Expires:                         Print Name: BARBARA MCCORKLE
                                               Commission Number: ____________

                      ANNEX I TO REVOLVING PROMISSORY NOTE

                    List of Entities Comprising the Borrower

Hospital Staffing Services, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSSI Travel Nurse Operations, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSS Recruiting, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSSI Medicare Home Office, Inc. d/b/a
Home Care Home Office
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services of Massachusetts, Inc. d/b/a
Alternative Care Medical Services
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services of Rhode Island, Inc. d/b/a
Alternative Care Medical Services
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services of Tennessee, Inc. d/b/a
Mid-South Comprehensive Home Health
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

All-Care Professional Services, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSSI of Georgia, Inc. d/b/a
Tri-Therapy
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSSI Proprietary Home Office, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services of California, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services of Florida, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSSI Acquisition Corp.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services Medicare of Broward, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services Medicare of Palm Beach, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSSI of Florida Proprietary, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

ADDRESS FOR NOTICES FOR ALL ENTITIES LISTED ABOVE:

Hospital Staffing Services, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

                                    EXHIBIT C

                          CAPITAL HEALTHCARE FINANCING
                       A DIVISION OF CAPITAL FACTORS, INC.
                              PERFORMANCE GUARANTY

                  In order to induce Capital Healthcare Financing, a division of Capital Factors, Inc., a Florida Corporation (hereinafter called "Capital") to enter into the Provider Revolving Loan Agreement (hereinafter the "Agreement") dated FEBRUARY 7, 1996 between Capital and each of the entities listed on ANNEX I hereto (collectively the "Client"), and in consideration of the acceptance by Capital of the Agreement, and of other valuable consideration, the receipt of which is hereby acknowledged, the undersigned does warrant and guarantee to Capital, its successors and assigns, that: no person (including an organization, agency or other entity), shall with respect to Receivables, as defined in the Agreement, assigned by Client to Capital, (1) present or cause to be assigned to Capital a Receivable that is for, (A) a claim that is for a medical or other item or service that the person knows or should know was not provided as claimed, (B) is for a medical or other item or service and the person knows or should know the claim is false or fraudulent, (C) is presented for a physician's service (or an item or service incident to a physician's service) by a person who knows or should know that the individual who furnished (or supervised the furnishing of) the service (i) was not licensed as a physician, or (ii) at the time the service was furnished that the physician was not certified in a medical specialty by a medical specialty board when required by the regulations (Medicare, Medicaid, or otherwise), or (D) is for a medical or other item or service furnished during a period in which the Client was excluded from the program (Medicare, Medicaid, State Health, or otherwise) under which the claim was made, (2) knowingly and willfully make or cause to be made any false statement or representation of a material fact in any application for any benefit or payment under a program (Medicare, Medicaid, State Health, or otherwise), (3) at any time knowingly and willfully make or cause to be made any false statement or representation of a material fact for use in determining rights to such benefit or payment, (4) having knowledge of the occurrence of any event affecting (A) the initial or continued right to any such benefit or payment, or (B) the initial or continued right to any such benefit or payment of any individual in whose behalf the person has applied for or is receiving such benefit or payment, conceals or fails to disclose such event with an intent fraudulently to secure such benefit or payment either in a greater amount or quantity than is due or when no such benefit or payment is authorized, or (5) having made application to receive any such benefit or payment for the use and benefit of another and having received it, knowingly and willfully converts such benefit or payment or any part thereof to use other than for the use and benefit of such other person; and (6) that no payments have been or shall be made on such Receivables except payments delivered by or for Client to Capital as provided in the Agreement; and that Client, immediately upon its receipt thereof, will deliver to Capital all original checks, drafts, notes, acceptances and other instruments of payment received by Client in payment of or on account of said Receivables, in accordance with the terms of the Agreement; and that Client's books and records reflect that Client has granted to Capital a first and valid security interest in and to all its present and future Receivables, the proceeds thereof and returned goods, free and clear of all liens, claims, encumbrances and security interests other than those of Capital; and that at the time all such Receivables are assigned to Capital, neither Client nor the undersigned will be aware of any facts, events or circumstances which in any way will impair the validity or enforceability of such Receivables.

                  This shall be a continuing guarantee and shall not be limited to any specific sum.

                  The undersigned agrees that this guaranty shall not be impaired by any modification, supplement, extension, amendment, release or other alteration of any agreement, the Agreement, or of the obligations hereby guaranteed or of any security therefor, to all of which the undersigned consents. This guaranty shall not be terminable by the undersigned so long as any advances by Capital under the Agreement remain outstanding and unpaid, except that this guaranty shall terminate with respect to the undersigned on the date that Capital receives written notice of the undersigned's termination of employment with Client, but such termination shall not affect the undersigned's warranties, guaranties or obligations hereunder with respect to Receivables which were assigned to Capital on or prior to the date Capital receives notice of termination of the undersigned's employment with Capital. Additionally, Client represents and warrants to Capital that Client shall, within ten days of the date of Capital's receipt of the undersigned's termination of employment with Client, provide Capital with a performance guaranty in the same form and content as this guaranty from an officer involved in the operations and/or management of Client with the approval of Capital, which approval shall not be unreasonably withheld. In the event that Capital fails to receive this form of guaranty from such officer or officers of Client as set forth above, such shall constitute a default by Client under the Agreement.

                  This guaranty is made in the State of Florida and shall be governed by construed and interpreted in accordance with the laws of the State of Florida. THE UNDERSIGNED WAIVES TRIAL BY JURY AND RIGHT TO TRIAL BY JURY in all actions and proceedings between Capital and the undersigned and agree that all legal actions or proceedings between Capital and the undersigned may be brought in any court of competent jurisdiction in the State of Florida, the undersigned hereby waiving objections to summons, service of process, personal jurisdiction of the person or venue of any such court. Any summons or other service of process may be served on the undersigned in accordance with the provisions of the General Statutes of Florida relating to service of Process or by forwarding a copy of the summons and complaint or other documents by registered mail, return receipt requested, to the undersigned at the following address 592 NORTHWEST 111TH TERRACE, CORAL SPRINGS, FL 33071 along with a copy to Client at its address set forth in the Agreement and the receipt thereof by the undersigned or any agent executing a receipt shall constitute personal service of process on the undersigned.

                  The undersigned waives notice of acceptance hereof or of any transaction with Capital; presentment and protest of any instrument and notice of default; and forbearance or extension and any other notices.

                  No modification, waiver or discharge of the liability of the undersigned shall be valid unless in writing, signed and subscribed by Capital. This agreement of guaranty shall bind and inure for and to the benefit of the respective parties hereto, their heirs, executors, administrators, successors and assigns.

THE UNDERSIGNED ACKNOWLEDGES HE HAS READ THE GUARANTY AND HAS EXECUTED IT AS
A SPECIFIC INDUCEMENT FOR CAPITAL HEALTHCARE FINANCING, a division of, CAPITAL FACTORS, INC. TO ENTER INTO THE AGREEMENT.

Witness:

/S/  JACQUELINE BAEZ                           /S/  BOBBY L. SHIELDS
     -----------------                              -----------------------
                                                    Bobby L. Shields

Date: FEBRUARY 7, 1996

                  Client hereby acknowledges this Guaranty and agrees in all respects to be bound thereby and to keep, observe and perform the matters and things therein intended of it to be done.

                                       HOSPITAL STAFFING SERVICES, INC.
                                       for itself, and for those entities
                                       listed on Annex I attached hereto.

                                       By:  /S/  RONALD A. CASS
                                            ------------------------------
                                       Ronald A. Cass, Chief Executive Officer

                         ANNEX I TO PERFORMANCE GUARANTY

                    List of Entities Comprising the Borrower

Hospital Staffing Services, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSSI Travel Nurse Operations, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSS Recruiting, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSSI Medicare Home Office, Inc. d/b/a
Home Care Home Office
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services of Massachusetts, Inc. d/b/a
Alternative Care Medical Services
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services of Rhode Island, Inc. d/b/a
Alternative Care Medical Services
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services of Tennessee, Inc. d/b/a
Mid-South Comprehensive Home Health
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

All-Care Professional Services, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSSI of Georgia, Inc. d/b/a
Tri-Therapy
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSSI Proprietary Home Office, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services of California, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services of Florida, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSSI Acquisition Corp.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services Medicare of Broward, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services Medicare of Palm Beach, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSSI of Florida Proprietary, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

                                    EXHIBIT D

                          CAPITAL HEALTHCARE FINANCING
                       A DIVISION OF CAPITAL FACTORS, INC.
                               SECURITY AGREEMENT

          SECURITY AGREEMENT, made as of the 7th day of February, 1996, by each of the entities listed on ANNEX I hereto (collectively the "DEBTOR"), and Capital Healthcare Financing, a division of Capital Factors, Inc., a Florida corporation (the "SECURED PARTY").

                              W I T N E S S E T H:

     WHEREAS, the Secured Party and the Borrower have entered into a Provider Revolving Loan Agreement dated as of February 7, 1996 (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being referred to herein as the "LOAN AGREEMENT"); and

          WHEREAS, it is a condition precedent to the making of Advances by the Secured Party under the Loan Agreement that the Debtor shall have granted the security interest contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the Debtor and the Secured Party, and in order to induce the Secured Party to make Advances under the Loan Agreement, the Debtor hereby agrees with the Secured Party as follows:

1. DEFINITIONS. Reference is hereby made to the Loan Agreement for a statement of the terms thereof. All terms used in this Agreement which are defined in the Loan Agreement or the Uniform Commercial Code (the "CODE") currently in effect in the State of Florida and which are not otherwise defined herein shall have the same meanings as set forth therein.

2. ASSIGNMENT AND GRANT OF SECURITY. The Debtor hereby assigns to the Secured Party, and hereby grants to the Secured Party, a first priority continuing security interest in all of the following collateral (collectively, the "COLLATERAL"):

     2.1. all presently existing, hereafter created and future rights, title and interest of Debtor in and to payment for services rendered or goods or merchandise sold or leased, accounts (including any "account", as such term is defined in the Code), "General Intangibles' (which means and includes all of Debtor's present and future general intangibles and all other presently owned or hereafter acquired intangible personal property of Debtor including, without limitation, any and all choses or things in action, computer programs, computer discs, computer tapes, deposit accounts, tax refunds and tax refund claims), accounts receivable and other receivables, contract rights, rights to payment or reimbursement under Medicare, Medicaid, other government-sponsored or funded health care programs or insurance or other medical benefit payments assigned to Debtor by patients or pursuant to any preferred provider, health maintenance organization, capitated payment agreements, or other provider-payor agreements, whether owned directly, as assignee, by law or otherwise, and whether or not earned by performance, and all rights now or hereafter existing in and to all security agreements, guaranties, leases, licenses and other contracts securing, and all instruments and documents evidencing, or otherwise relating to any such accounts, accounts receivable and other receivables, contract rights, rights to payment or reimbursement; and all proceeds of the foregoing (any and all such accounts, accounts receivable and other receivables, contract rights, rights to payment or reimbursement, and proceeds being referred to herein collectively as the "RECEIVABLES", and any and all such security agreements, guaranties, leases, licenses and other contracts and instruments and documents being referred to herein collectively as the "RELATED CONTRACTS");

     2.2. all Advances made pursuant to the Loan Agreement;

     2.3. all monies, securities and other property now or hereafter held or received by, or in transit to the Secured Party from or for the Debtor, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of the Debtor's deposits and credit balances in the Secured Party's possession;

     2.4. all deposit accounts and all of the Debtor's right, title, and interest in and to any deposits or other sums at any time created by or due from any bank or financial institution to the Debtor;

     2.5. all books of account and records in respect of Receivables and the Related Contracts including, without limitation, all computer programs, applications, software, and other books and records pertaining to any of the foregoing all books and records; and

     2.6. all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in clauses 2.1 - 2.5 of this Section 2 and "proceeds" (as such term is defined in the Code) and, to the extent not otherwise included, all cash collections and cash and non-cash proceeds.

3. SECURITY FOR OBLIGATIONS. This Agreement secures the payment of all Advances, service charges, fees, debts, liabilities, obligations, covenants and duties owing by Debtor to Secured Party, including, but not limited to, the principal amount of the Advances, all claims, and indebtedness, accrued and unpaid interest and all fees, costs, and expenses, whether primary or secondary, direct or indirect, absolute or contingent, fixed or otherwise heretofore, now and/or from time to time hereafter owing, due or payable under the Loan Documents (all such obligations of the Debtor being referred to herein collectively as the "OBLIGATIONS").

4. DEBTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (1) the Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (2) the exercise by the Secured Party of any of the rights hereunder shall not release the Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (3) the Secured Party shall have no obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

5. REPRESENTATIONS AND WARRANTIES. The Debtor represents and warrants as follows:

     5.1. The chief place of business and chief executive office of the Debtor and the office where the Debtor keeps its records concerning the Receivables, and the original copies of the Related Contracts and the originals of all chattel paper that evidence Receivables, are located at its address specified in
Section 16. None of the Receivables is evidenced by a promissory note or other instrument.

     5.2. The Debtor is the legal and beneficial owner of the Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement. No effective financing statement or other document similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Secured Party relating to this Agreement and except for permitted encumbrances as listed in ANNEX II hereto. The Debtor has no trade names except as set forth on ANNEX III hereto.

     5.3. This Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

     5.4. No consent of any other person or entity and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than consents or approvals to be obtained by the Secured Party, or filings or actions to be made or taken by the Secured Party, in order to perform its obligations or exercise its rights under the Loan Documents) is required (1) for the grant by the Debtor of the assignment and security interest granted hereby or for the execution, delivery or performance of this Agreement by the Debtor, (2) for the perfection or maintenance of the assignment and security interest created hereby (including the first priority nature of such assignment and security interest) or (3) for the exercise by the Secured Party of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

     5.5. There are no conditions precedent to the effectiveness of this Agreement that the Debtor has not satisfied or performed or received a written waiver from the Secured Party with respect thereto.

     5.6. The Debtor has, independently and without reliance upon the Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

6. FURTHER ASSURANCES.

     6.1. The Debtor agrees that from time to time, at the expense of the Debtor, the Debtor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any assignment or security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Debtor will:

          6.1.1. mark conspicuously each document included in each chattel paper included in the Receivables and each Related Contract and, at the request of the Secured Party, each of the Debtor's records pertaining to the Collateral with a legend, in form and substance satisfactory to the Secured Party, indicating that such document, chattel paper, Related Contract or Collateral is subject to the assignment and security interest granted hereby;

          6.1.2. if any Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Secured Party hereunder such note or instrument or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Secured Party; and

          6.1.3. execute for filing such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be reasonably necessary or desirable, or as the Secured Party may reasonably request, in order to perfect and preserve the assignment and security interest granted or purported to be granted hereby.

     6.2. The Debtor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Debtor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

     6.3. The Debtor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

7. PLACE OF PERFECTION; RECORDS; COLLECTION OF RECEIVABLES.

     7.1. The Debtor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Receivables at the location therefor specified in Section

5.1 or, upon 30 days prior written notice to the Secured Party, at any other locations in a jurisdiction where all actions required by Section 6 shall have been taken with respect to the Receivables. The Debtor will hold and preserve such records and will permit representatives of the Secured Party, upon 24 hour notice, at any time during normal business hours to inspect and make abstracts from such records.

     7.2. Debtor shall instruct all of the account debtors to make payments to the post office box established pursuant to the Lock Box Agreement dated as of even date herewith, (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being referred to herein as the "Lock Box Agreement"). Upon the occurrence and during the continuance of an Event of Default, Secured Party or Secured Party's designee may, at any time, notify customers or account debtors of Debtor that the Receivables have been assigned to Secured Party and that Secured Party has a security interest therein, collect them directly, and charge the collection costs and expenses to Debtor's loan account, but, unless and until Secured Party does so or gives Debtor other written instructions, Debtor shall be entitled, subject to the terms of the Lock Box Agreement, to collect the Receivables and, upon receipt, Debtor shall immediately deliver to Secured Party the proceeds of such Receivables, together with a detailed collection report in form and manner satisfactory to Secured Party. Debtor agrees that all payments received by Debtor in connection with the Receivables and any other Collateral shall be held in trust for Secured Party as Secured Party's trustee. The receipt of any wire transfer of funds, check, or other item of payment by Secured Party shall be immediately applied to conditionally reduce Debtor's Obligations, but shall not be considered a payment on account unless such check or other item of payment is honored when presented for payment. The receipt of any wire transfer, check or other item of payment by CHF shall be deemed to have been paid to CHF two (2) business days after the date CHF actually receives possession of such check or other item of payment for all funds other than federal government funds and one (1) business day after the date CHF actually receives possession of such check or other item of payment for all federal government funds.

8. AS TO RELATED CONTRACTS. The Debtor shall at its expense:

     8.1. perform and observe all the terms and provisions of the Related Contracts to be performed or observed by it, maintain the Related Contracts in full force and effect, enforce the Related Contracts in accordance with their respective terms, and take all such action to such end as may be from time to time reasonably requested by the Secured Party.

     8.2. furnish to the Secured Party promptly upon receipt thereof copies of all notices, requests and other documents received by the Debtor under or pursuant to the Related Contracts, and from time to time (1) furnish to the Secured Party such information and reports regarding the Collateral as the Secured Party may reasonably request and (2) upon request of the Secured Party make to any other party to any Related Contracts such demands and requests for information and reports or for action as the Debtor is entitled to make thereunder.

     8.3. The Debtor shall not:

          8.3.1. cancel or terminate any Related Contracts or consent to or accept any cancellation or termination thereof;

          8.3.2. amend or otherwise modify any Related Contracts or give any consent, waiver or approval thereunder;

          8.3.3. waive any default under or breach of any Related Contracts; or

          8.3.4. take any other action in connection with the Related Contracts which would impair the value of the interest or rights of the Debtor thereunder or which would impair the interest or rights of the Secured Party.

9. TRANSFERS AND OTHER LIENS. The Debtor shall not (1) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral or (2) create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest under this Agreement and except for permitted encumbrances.

10. SECURED PARTY APPOINTED ATTORNEY-IN-FACT. The Debtor hereby irrevocably designates, makes, constitutes and appoints the Secured Party (and all persons designated by the Secured Party) as the Debtor's true and lawful agent and attorney-in-fact (which appointment shall be for all purposes deemed to be coupled with an interest and shall be irrevocable for so long as any Obligations are outstanding) and authorizes the Secured Party, in the Debtor's or the Secured Party's name, and only upon the occurrence and during the continuance of an Event of Default, but only to the extent permitted by law, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

     10.1. to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral;

     10.2. to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection therewith; and

     10.3. to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the rights of the Secured Party with respect to any of the Collateral.

11. SECURED PARTY MAY PERFORM. If the Debtor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Debtor under Section 14.2.

12. THE SECURED PARTY'S DUTIES. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

13. REMEDIES. If any Event of Default shall have occurred and be continuing:

     13.1. The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral) and all other applicable law, and also may (1) require the Debtor to, and the Debtor hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties and (2) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Debtor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     13.2. Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and/or then or at any time thereafter be applied (after payment of any amounts payable to the Secured Party pursuant to Section 14) in whole or in part by the Secured Party against, all or any part of the Obligations in such order as the Secured Party shall elect. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Obligations shall be paid over to the Debtor or to whomsoever may be lawfully entitled to receive such surplus.

     13.3. The Secured Party may exercise any and all rights and remedies of the Debtor under or in connection with or otherwise in respect of the Collateral.

     13.4. All payments received by the Debtor under or in connection with or otherwise in respect of the Collateral shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Debtor and shall be forthwith paid over to the Secured Party in the same form as so received (with any necessary endorsement).

14. INDEMNITY AND EXPENSES.

     14.1. The Debtor agrees to indemnify and hold the Secured Party harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, cost, expenses or disbursements of any kind or nature whatsoever (including, without limitation, reasonable fees and disbursements of counsel) which may be imposed on, or incurred by, or asserted against the Secured Party in any claim, action, suit, proceeding or investigation asserted, instituted or conducted by any Governmental Authority or any other Person in connection with, arising out of, based upon or with respect to the enforcement by the Secured Party of any right or remedy granted to it hereunder, except to the extent that any of the foregoing arises out of the gross negligence or willful misconduct of the Secured Party.

     14.2. Subject to the terms of the Loan Agreement, the Debtor will upon demand pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iv) the failure by the Debtor to perform or observe any of the provisions hereof.

15. WAIVERS; AMENDMENTS. Any term, covenant, agreement or condition of this Agreement, the Loan Agreement or the Notes may not be amended, waived or consented to unless and until such amendment, waiver or consent is in writing and is signed by the Secured Party and, in the case of an amendment, by the Debtor. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

16. ADDRESSES FOR NOTICES. All notices, requests, consents or other communications provided for in or to be given under this Agreement shall be in writing, may be delivered in person, by facsimile transmission (fax), by overnight air courier or by certified or registered mail, and shall be deemed to have been duly given and to have become effective (1) upon receipt if delivered in person or by fax (and followed by the same or next business day of mailing of such faxed notice by one of the other methods of delivery permitted hereunder),
(2) one day after having been delivered to an overnight air courier or (5) FIVE days after having been deposited in the mails as certified or registered mail, all fees prepaid, directed to the parties at the following addresses (or at such other address as shall be given in writing by a party hereto):

                                    If to Secured Party, at:
                                    Capital Healthcare Financing
                                    1799 West Oakland Park Boulevard
                                    Fort Lauderdale, FL 33311

                                    If to Debtor, at:
                                    the Address for Notices
                                    set forth in ANNEX I hereto

or to such other address as each party designates to the other in the manner herein prescribed. Failure or delay in delivering copies of any notice to the parties designated above to receive copies shall in no way affect the effectiveness of such notice.

17. CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER LOAN AGREEMENT. This Agreement shall create a continuing security interest in the Collateral and shall (1) remain in full force and effect until the payment in full of the Obligations and all other amounts payable under this Agreement, (2) be binding upon the Debtor, its successors and assigns, (3) inure to the benefit of, and be enforceable by, the Secured Party and its successors, transferees and assigns and (4) be absolute, unconditional and irrevocable. Without limiting the generality of the foregoing clause (3), the Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Loan Agreement and the Note to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party herein or otherwise. Upon the later of the payment in full of the Obligations and all other amounts payable under this Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Debtor. Upon any such termination, the Secured Party will, at the Debtor's expense, execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence such termination.

18. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Florida without regard to conflicts of law principles. All judicial proceedings brought against the Debtor arising out of, in connection with or relating to this Agreement or any Obligation may be brought in any state or federal court of competent jurisdiction in the State of Florida and by execution and delivery of this Agreement, the Debtor accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement or such Obligations. The Debtor waives personal service of any summons, complaint or other process, and agrees that service thereof may be made by registered or certified mail directed to the Debtor at its address set forth in Section 16 hereof or such other address of which the Debtor has previously notified the Secured Party in accordance with Section 16 hereof. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of the Secured Party to bring proceedings against the Debtor in the courts of any other jurisdiction.

19. WAIVERS OF RIGHTS. The Debtor waives (1) any requirement, and any right to require, that any right or power be exercised or any action be taken against any other person or any collateral for the Obligations; (2) all defenses to, and all setoffs, counterclaims and claims of recoupment against, the Obligations that may at any time be available to any other person except that, to the extent applicable rules of court would require that debtor assert any counterclaim it may have against CHF in the same action filed by CHF to enforce the obligations only such counterclaim shall be so preserved (3) all notices that may be required by applicable law or otherwise to preserve any rights against the Debtor hereunder, including any notice of default, demand, dishonor, presentment and protest; (4) any defense based upon, arising out of or in any way related to
(A) any claim that any election of remedies by the Secured Party, including the exercise by the Secured Party of any rights against any Collateral, impaired, reduced, released or otherwise extinguished any right that the Debtor might otherwise have had against any person or against any Collateral, including any right of subrogation, exoneration, reimbursement or contribution or right to obtain a deficiency judgment, and (B) any claim that this Agreement should be strictly construed against the Secured Party; (5) TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE OR JUDICIAL HEARING IN CONNECTION WITH THE SECURED PARTY'S TAKING POSSESSION OR DISPOSITION OF ANY OF THE COLLATERAL INCLUDING ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT THE DEBTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY

STATUTE OF THE UNITED STATES OR OF ANY STATE, AND ALL OTHER REQUIREMENTS AS TO THE TIME, PLACE AND TERMS OF SALE OR OTHER REQUIREMENTS WITH RESPECT TO THE ENFORCEMENT OF THE SECURED PARTY'S RIGHTS HEREUNDER; and (6) rights of redemption, appraisement, valuation, stay and extension or moratorium; and (7) except as expressly provided in the other Loan Documents, all other rights and defenses under applicable law the exercise of which would, directly or indirectly, prevent, delay or inhibit the enforcement of any of the rights or remedies under this Agreement or the absolute sale of the Collateral or would be a reduction or limitation of the Obligations or a defense against the Debtor's obligations hereunder.

20. RIGHTS CUMULATIVE. The rights and remedies of the Secured Party under this Agreement shall be cumulative and not exclusive of nor limiting upon any rights or remedies that it otherwise has, and no failure or delay by the Secured Party in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.

21. NO ASSIGNMENT BY DEBTOR. The Debtor may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Secured Party, and no such assignment or transfer of any such obligations shall relieve the Debtor thereof unless the Secured Party shall have consented to such release in a writing specifically referring to the obligation from which the Debtor is to be released.

22. NO JURY TRIAL. THE SECURED PARTY AND THE DEBTOR HEREBY IRREVOCABLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

23. SEVERABILITY OF PROVISIONS. In the event that any provision of this Agreement or the application thereof to the Debtor or any circumstance in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict herewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Agreement and the application of any such invalid or unenforceable provision to parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable shall not be affected thereby nor shall the same affect the validity or enforceability of any other provision of this Agreement.

24. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

25. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. Words of masculine, feminine or neuter gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural number, and VICE VERSA.

26. ENTIRE AGREEMENT. This Agreement, the Loan Agreement and the other Loan Documents embody the entire agreement between the Debtor and the Secured Party and supersede all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

          IN WITNESS WHEREOF, each Debtor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

             HOSPITAL STAFFING SERVICES, INC.

             By:  /S/  BOBBY L. SHIELDS
                 ------------------------------------------------
             Bobby L. Shields, Secretary

             HSSI TRAVEL NURSE OPERATIONS, INC.

             By: /S/  BOBBY L. SHIELDS
                 ------------------------------------------------
                   Bobby L. Shields, Secretary

             HSS RECRUITING, INC.

             By: /S/  BOBBY L. SHIELDS
                 ------------------------------------------------
                  Bobby L. Shields, Secretary

             HSSI MEDICARE HOME OFFICE, INC. D/B/A
             HOME CARE HOME OFFICE

             By: /S/  BOBBY L. SHIELDS
                 ------------------------------------------------
                  Bobby L. Shields, Secretary

             HOSPITAL STAFFING SERVICES OF MASSACHUSETTS, INC.
             D/B/A  ALTERNATIVE CARE MEDICAL SERVICES

             By: /S/  BOBBY L. SHIELDS
                 ------------------------------------------------
                  Bobby L. Shields, Secretary

             HOSPITAL STAFFING SERVICES OF RHODE ISLAND, INC. D/B/A ALTERNATIVE CARE MEDICAL SERVICES

             By: /S/  BOBBY L. SHIELDS
                 ------------------------------------------------
                  Bobby L. Shields, Secretary

             HOSPITAL STAFFING SERVICES OF TENNESSEE, INC. D/B/A
             MID-SOUTH COMPREHENSIVE HOME HEALTH

             By: /S/  BOBBY L. SHIELDS
                 ------------------------------------------------
                  Bobby L. Shields, Secretary

            ALL-CARE PROFESSIONAL SERVICES, INC.

            By: /S/  BOBBY L. SHIELDS
                 ------------------------------------------------
                 Bobby L. Shields, Secretary

            HSSI OF GEORGIA, INC. D/B/A
            TRI-THERAPY

            By: /S/  BOBBY L. SHIELDS
                 ------------------------------------------------
                 Bobby L. Shields, Secretary

            HSSI PROPRIETARY HOME OFFICE, INC.

            By: /S/  BOBBY L. SHIELDS
                 ------------------------------------------------
                 Bobby L. Shields, Secretary

            HOSPITAL STAFFING SERVICES OF FLORIDA, INC.

            By: /S/  BOBBY L. SHIELDS
                 ------------------------------------------------
                 Bobby L. Shields, Secretary

            HSSI ACQUISITION CORP.

            By: /S/  BOBBY L. SHIELDS
                 ------------------------------------------------
                 Bobby L. Shields, Secretary

            HOSPITAL STAFFING SERVICES OF CALIFORNIA, INC.

            By: /S/  BOBBY L. SHIELDS
                 ------------------------------------------------
                 Bobby L. Shields, Secretary

            HOSPITAL STAFFING SERVICES MEDICARE OF BROWARD, INC.

            By: /S/  BOBBY L. SHIELDS
                 ------------------------------------------------
                 Bobby L. Shields, Secretary

            HOSPITAL STAFFING SERVICES MEDICARE OF
            PALM BEACH, INC.

            By: /S/  BOBBY L. SHIELDS
                 ------------------------------------------------
                 Bobby L. Shields, Secretary

            HSSI OF FLORIDA PROPRIETARY, INC.

            By: /S/  BOBBY L. SHIELDS
                 ------------------------------------------------
                 Bobby L. Shields, Secretary

                          ANNEX I TO SECURITY AGREEMENT

                     List of Entities Comprising the Debtor

Hospital Staffing Services, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSSI Travel Nurse Operations, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSS Recruiting, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSSI Medicare Home Office, Inc. d/b/a
Home Care Home Office
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services of Massachusetts, Inc. d/b/a
Alternative Care Medical Services
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services of Rhode Island, Inc. d/b/a
Alternative Care Medical Services
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services of Tennessee, Inc. d/b/a
Mid-South Comprehensive Home Health
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

All-Care Professional Services, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSSI of Georgia, Inc. d/b/a
Tri-Therapy
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSSI Proprietary Home Office, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services of California, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services of Florida, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSSI Acquisition Corp.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services Medicare of Broward, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services Medicare of Palm Beach, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSSI of Florida Proprietary, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

ADDRESS FOR NOTICES FOR ALL ENTITIES LISTED ABOVE:

Hospital Staffing Services, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

                         ANNEX II TO SECURITY AGREEMENT

             List of Permitted Encumbrances Pursuant to Section 5.2

All expenditures incurred in the ordinary course for capital leases of less than $50,000.00, indebtedness less than $100,000.00 in the aggregate or any other indebtedness approved by CHF in writing.

                         ANNEX III TO SECURITY AGREEMENT

                   List of Trade Names Pursuant to Section 5.2

HSSI Homecare
Alternative Care Medical Services
Mid-South Comprehensive Home Health
Mid-South Staffing
Tri-Therapy
Recovery Task Force

                                    EXHIBIT F

                          CAPITAL HEALTHCARE FINANCING
                       A DIVISION OF CAPITAL FACTORS, INC.
                               LOCK BOX AGREEMENT

AMONG: CAPITAL HEALTHCARE FINANCING, a Florida corporation, which has an address at 1799 West Oakland Park Boulevard, Fort Lauderdale,
         FL  33311 ("CHF").

AND: HSSI TRAVEL NURSE OPERATIONS, INC., a Florida Corporation, whose principal address is 6245 North Federal Highway, Suite 400, Fort Lauderdale, FL 33308 ("Client").

AND: CAPITAL BANK, a Florida banking corporation, whose address is 1666 Kennedy Causeway, North Bay Village, FL 33141("Bank").

DATE:    February 7, 1996

CHF is making certain advances (the "Advances") to Client pursuant to a Provider Revolving Loan Agreement (the "Agreement") dated February 7, 1996.
As security for the Advances, Client has assigned to CHF certain collateral, including amongst other things Client's accounts receivable, and the proceeds of that collateral.

CHF and Client agree as follows and request Bank to establish a special depository account (the "Account") on the terms set forth in this Agreement:

1. The Account shall be designated "HSSI Travel Nurse Government Depository/Capital Healthcare Financing", no. 3550009410.

2. A postal box (the "Lock Box") has been rented in the name of Client to be used for collecting payments from Client's customers. The address of the Lock Box is PO Box 41-9117, Miami, FL 33141-9117.

3. All checks, drafts, and money orders received by Client shall be mailed to the foregoing address. The Bank's authorized representatives shall have exclusive access to the Lock Box under the authority given by Client and shall make regular pick-ups from the Lock Box. Remittances so received will be processed and deposited to the Account. Bank will process items on a daily basis in accordance with Annex I attached hereto.

4. Except as otherwise provided herein, the Account shall not be subject to deductions, setoff, banker's liens, or any other right in favor of any person other than CHF. Nothing herein constitutes a waiver of, and Bank reserves all of its present and future rights (whether described as rights of offset, banker's lien, chargeback or otherwise, and whether available to Bank at law, in equity, or under the Uniform Commercial Code) with respect to (a) checks and other items deposited to the Account and returned, whether for insufficient funds or for any other reason, and without regard to the timeliness of return of any such check or item, and (b) Bank's usual and customary fees and charges for services rendered in connection with the Account, and (c) claims of breach of the Uniform Commercial Code's warranties of good title or of no material alteration made against Bank in connection with checks and other items deposited to the Account. CHF agrees that its interest in the Account is subordinate to the rights reserved by Bank in this paragraph.


5. On each day of the week, and provided the day is a business day for the Bank, the Bank shall transfer the entire amount of each such collected deposit via internal sweep, wire transfer or ACH DTC electronic funds transfer from the Account, no. 3550009410 to the account of CHF, Account No. 3050008997 maintained at Capital Bank, 1221 Brickell Avenue, Miami, FL 33131 ABA # 067008414. All amounts transferred to CHF's account shall be applied by CHF against the Client's obligations to CHF in accordance with the terms of the Agreement.


         Bank reserves the right to place holds on items deposited to the Account to the extent permitted by Federal Reserve Regulation CC. CHF represents and warrants that the account number at Capital Bank is correct. CHF and Client understand that under the Uniform Commercial Code, if a funds transfer instruction identifies the beneficiary, the beneficiary's bank, or an intermediary bank by name and an account or other identifying number, the Bank and subsequent parties to the funds transfer may act solely on the basis of such number(s), even if the name and number do not agree.


6. The Bank shall charge Client's operating account no. 3550009542 maintained at Capital Bank for any and all costs and expenses of administration of the Account in accordance with Bank's fee schedule(s). The Bank shall provide a copy of the Lock Box activity to Client and CHF each month at the addresses set forth above or to such address as any party hereto may have designated by like notice forwarded to the other parties hereto. The Bank shall notify CHF and Client of all deposited customer items that are returned for any reason. Client shall reimburse the Bank on the day of receipt by the Bank of any and all returned and uncollected items originally deposited in the Account. Reimbursement will be accomplished by debiting the Account. If the total of returned or dishonored items shall exceed the Account, Client agrees to indemnify and reimburse the Bank for such reasonable fees and charges including those for items returned for any reason that were deposited to the Account.

7. Client agrees that Bank shall not be liable to Client, or any third party for any indirect, special, consequential or exemplary damage arising from the performance or non-performance of this Agreement by Bank, its officers, employees, or agents absent the gross negligence or willful misconduct of Bank. In addition, Client hereby agrees to indemnify and hold Bank harmless from and against any and all liabilities, claims, losses, damages, attorney's fees and expenses, incurred or suffered by Bank. In entering into or performing this Agreement, except where such loss or liability is occasioned by Bank's gross negligence or willful misconduct.


8. This Agreement shall remain in full force and effect until express written notice of termination is given to the Bank by CHF; provided, however, that the Bank reserves the right to terminate this Agreement at any time upon thirty days' written notice to both CHF and Client. Upon termination of this Agreement for any reason other than the satisfaction of the Obligations of Client to CHF in accordance with the terms of the Agreement, the then remaining balance of the Account shall be transferred to CHF's account as provided in Section 5 of this Agreement. Upon satisfaction of the Obligations of Client to CHF in accordance with the terms of the Agreement, CHF shall immediately give the Bank written notice of termination of this Agreement, and in such instance the then remaining balance of the Account shall be the sole property of Client. Termination shall not affect the duties or obligations of any party hereto arising out of transactions occurring prior to termination.


9. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given or made if hand- delivered, mailed from within the United States by certified or registered mail, or sent by prepaid telegram or via facsimile transmission to the addresses set forth in the first paragraph of this Agreement or to such other address as any such party may have designated by like notice forwarded to the other parties hereto. All notices except notices of change of address and notice of termination of this Agreement, shall be deemed given when mailed and notices of changes of address or notice of termination of this Agreement shall be deemed given when received.

10. At the end of each month, the Bank shall deliver a copy of the Bank's regular statement covering deposits to and withdrawals from the Account to Client and CHF at the addresses set forth above.


11. Bank agrees to notify CHF if Client terminates or modifies, or notifies Bank of Client's intent to terminate or modify, the Lock Box Agreement within one (1) business day of such notification.


12.      Every provision of this Agreement is intended to be severable.
         If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.


13. Each party hereby represents and warrants to the other parties hereto that it has full power and authority to enter into and perform this Agreement and the person executing this Agreement on behalf of such party has been properly authorized and empowered to so execute this Agreement.


14. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

In witness whereof, the parties hereto have executed this instrument to be effective on the date first set forth above.

                   CAPITAL HEALTHCARE FINANCING,
                   a division of CAPITAL FACTORS, INC.,
                   a Florida Corporation

                   By:   /S/  JOHN B. APGAR
                         ---------------------------------------------
                         John B. Apgar, Senior Vice President

                   HSSI TRAVEL NURSE OPERATIONS, INC.,
                   a Florida corporation

                   By:   /S/  BOBBY L.. SHIELDS
                         ---------------------------------------------
                         Bobby L. Shields, Secretary

ACCEPTED AND APPROVED:

                   CAPITAL BANK,
                   a Florida banking corporation

                   By:   /S/  R. THOMAS BURGE
                         ---------------------------------------------
                   Title:   R. THOMAS BURGE, SENIOR VICE PRESIDENT

                          ANNEX I TO LOCKBOX AGREEMENT

Account Title:              HSSI Travel Nurse Government Depository
Account Number:             3550009410
Lockbox Address:            PO Box 41-9117, Miami, FL  33141-9117
Mailing Address:            Hospital Staffing Services, Inc.
                            6245 N Federal Highway, Suite 400
                            Ft. Lauderdale, FL  33308-1900
Contact Person:             Controller (954) 771-0500
Return Items:               Charge Travel Nurse Ops. - Return Item Account
Return Item Account Number: 3550009771
Acceptable Payees:          Hospital Staffing Services, Inc.
                            HSSI
                            HSSI Travel Nurse
                            HSSI Travel Nurse Operations, Inc.
                            Third-Party Endorsed

1)                LOCKBOX PROCEDURES:

                  A) Differences in Amount
                                    If the script and numerical amounts
                                    themselves do not agree, yet one of these amounts agrees with the invoice amount, credit for the invoice amount. If there is no invoice, or if neither the script or numerical amount agree with the invoice amount, credit for the script amount.

                  B) Checks Marked "Paid-in-Full"
                                    Reject these checks

                  C) Correspondence, Orders, Etc., Received
                                    Left in original envelope, marked with
                                    "correspondence" stamp, and sent to the
                                    company, with a copy to CHF as indicated in Mailing Instructions below.

2)                PROCESSING FEATURES:

                  A) Retain Envelopes

                  B) Two Photocopies of each check

                  C) One Photocopy of each EOB, invoice, correspondence, or
                     other items received, etc.

3)                MAILING INSTRUCTIONS:

                  A) Send the following materials to CHF on daily basis via
                     interoffice: Deposit Summary, Detail Check Listing, One photocopy of each check processed, Photocopies of EOB's, correspondence, and other items received, and One photocopy of each returned item.

                  B) Send the following materials on a daily
                     basis to Client to the mailing address for the lockbox:
                     Deposit Summary, Detail Check Listing, Rejected Items, Photocopies attached to envelopes and invoices, and all correspondence.

4)                RETURN ITEMS:

                  Rerun upon the first return. If returned a second time, charge the account listed with each lockbox account. Send check and debit memo with the daily materials.

5)                BILLING INFORMATION:

                  Charge the master operating account no. 3550009542 for all lockbox charges.

                                    EXHIBIT F

                          CAPITAL HEALTHCARE FINANCING
                       A DIVISION OF CAPITAL FACTORS, INC.
                               LOCK BOX AGREEMENT

AMONG: CAPITAL HEALTHCARE FINANCING, a Florida corporation, which has an address at 1799 West Oakland Park Boulevard, Fort Lauderdale,
        FL  33311 ("CHF").

AND: HSSI TRAVEL NURSE OPERATIONS, INC., a Florida Corporation, whose principal address is 6245 North Federal Highway, Suite 400, Fort Lauderdale, FL 33308 ("Client")

AND: CAPITAL BANK, a Florida banking corporation, whose address is 1666 Kennedy Causeway, North Bay Village, FL 33141("Bank").

DATE:

CHF is making certain advances (the "Advances") to Client pursuant to a Provider Revolving Loan Agreement (the "Agreement") dated February 7, 1996. As security for the Advances, Client has assigned to CHF certain collateral, including amongst other things Client's accounts receivable, and the proceeds of that collateral.

CHF and Client agree as follows and request Bank to establish a special depository account (the "Account") on the terms set forth in this Agreement:

1. The Account shall be designated "HSSI Travel Nurse Non-Government Depository/Capital Healthcare Financing", no. 3550009437.

2. A postal box (the "Lock Box") has been rented in the name of Client to be used for collecting payments from Client's customers. The address of the Lock Box is PO Box 41-9118, Miami, FL 33141-9118.

3. All checks, drafts, and money orders received by Client shall be mailed to the foregoing address. The Bank's authorized representatives shall have exclusive access to the Lock Box under the authority given by Client and shall make regular pick-ups from the Lock Box. Remittances so received will be processed and deposited to the Account. Bank will process items on a daily basis in accordance with Annex I attached hereto.

4. Except as otherwise provided herein, the Account shall not be subject to deductions, setoff, banker's liens, or any other right in favor of any person other than CHF. Nothing herein constitutes a waiver of, and Bank reserves all of its present and future rights (whether described as rights of offset, banker's lien, chargeback or otherwise, and whether available to Bank at law, in equity, or under the Uniform Commercial Code) with respect to (a) checks and other items deposited to the Account and returned, whether for insufficient funds or for any other reason, and without regard to the timeliness of return of any such check or item, and (b) Bank's usual and customary fees and charges for services rendered in connection with the Account, and (c) claims of breach of the Uniform Commercial Code's warranties of good title or of no material alteration made against Bank in connection with checks and other items deposited to the Account. CHF agrees that its interest in the Account is subordinate to the rights reserved by Bank in this paragraph.

5. On each day of the week, and provided the day is a business day for the Bank, the Bank shall transfer the entire amount of each such collected deposit via internal sweep, wire transfer or ACH DTC electronic funds transfer from the Account, no. 3550009437 to the account of CHF, Account No. 3050008997 maintained at Capital Bank, 1221 Brickell Avenue, Miami, FL 33131 ABA # 067008414. All amounts transferred to CHF's account shall be applied by CHF against the Client's obligations to CHF in accordance with the terms of the Agreement.

         Bank reserves the right to place holds on items deposited to the Account to the extent permitted by Federal Reserve Regulation CC. CHF represents and warrants that the account number at Capital Bank is correct. CHF and Client understand that under the Uniform Commercial Code, if a funds transfer instruction identifies the beneficiary, the beneficiary's bank, or an intermediary bank by name and an account or other identifying number, the Bank and subsequent parties to the funds transfer may act solely on the basis of such number(s), even if the name and number do not agree.

6. The Bank shall charge Client's operating account no. 3550009542 maintained at Capital Bank for any and all costs and expenses of administration of the Account in accordance with Bank's fee schedule(s). The Bank shall provide a copy of the Lock Box activity to Client and CHF each month at the addresses set forth above or to such address as any party hereto may have designated by like notice forwarded to the other parties hereto. The Bank shall notify CHF and Client of all deposited customer items that are returned for any reason. Client shall reimburse the Bank on the day of receipt by the Bank of any and all returned and uncollected items originally deposited in the Account. Reimbursement will be accomplished by debiting the Account. If the total of returned or dishonored items shall exceed the Account, Client agrees to indemnify and reimburse the Bank for such reasonable fees and charges including those for items returned for any reason that were deposited to the Account.

7. Client agrees that Bank shall not be liable to Client, or any third party for any indirect, special, consequential or exemplary damage arising from the performance or non-performance of this Agreement by Bank, its officers, employees, or agents absent the gross negligence or willful misconduct of Bank. In addition, Client hereby agrees to indemnify and hold Bank harmless from and against any and all liabilities, claims, losses, damages, attorney's fees and expenses, incurred or suffered by Bank. In entering into or performing this Agreement, except where such loss or liability is occasioned by Bank's gross negligence or willful misconduct.

8. This Agreement shall remain in full force and effect until express written notice of termination is given to the Bank by CHF; provided, however, that the Bank reserves the right to terminate this Agreement at any time upon thirty days' written notice to both CHF and Client. Upon termination of this Agreement for any reason other than the satisfaction of the Obligations of Client to CHF in accordance with the terms of the Agreement, the then remaining balance of the Account shall be transferred to CHF's account as provided in Section 5 of this Agreement. Upon satisfaction of the Obligations of Client to CHF in accordance with the terms of the Agreement, CHF shall immediately give the Bank written notice of termination of this Agreement, and in such instance the then remaining balance of the Account shall be the sole property of Client. Termination shall not affect the duties or obligations of any party hereto arising out of transactions occurring prior to termination.

9. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given or made if hand- delivered, mailed from within the United States by certified or registered mail, or sent by prepaid telegram or via facsimile transmission to the addresses set forth in the first paragraph of this Agreement or to such other address as any such party may have designated by like notice forwarded to the other parties hereto. All notices except notices of change of address and notice of termination of this Agreement, shall be deemed given when mailed and notices of changes of address or notice of termination of this Agreement shall be deemed given when received.

10. At the end of each month, the Bank shall deliver a copy of the Bank's regular statement covering deposits to and withdrawals from the Account to Client and CHF at the addresses set forth above.

11. Bank agrees to notify CHF if Client terminates or modifies, or notifies Bank of Client's intent to terminate or modify, the Lock Box Agreement within one (1) business day of such notification.

12.      Every provision of this Agreement is intended to be severable.
         If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

13. Each party hereby represents and warrants to the other parties hereto that it has full power and authority to enter into and perform this Agreement and the person executing this Agreement on behalf of such party has been properly authorized and empowered to so execute this Agreement.

14. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

In witness whereof, the parties hereto have executed this instrument to be effective on the date first set forth above.

                      CAPITAL HEALTHCARE FINANCING,
                      a division of CAPITAL FACTORS, INC.,
                      a Florida Corporation

                      By: /s/ JOHN B. APGAR
                          --------------------------------------
                          John B. Apgar, Senior Vice President

                      HSSI TRAVEL NURSE OPERATIONS, INC.,
                      a Florida corporation

                      By: /s/ RONALD A. CASS
                          --------------------------------------
                          Ronald A. Cass, Chief Executive Officer


ACCEPTED AND APPROVED:

                       CAPITAL BANK,
                       a Florida banking corporation

                       By: /s/ R. THOMAS BURGE
                          ----------------------------------
                       Title: R. Thomas Burge, Senior Vice President

                          ANNEX I TO LOCKBOX AGREEMENT

Account Title:              HSSI Travel Nurse Non-Government Depository
Account Number:             3550009437
Lockbox Address:            PO Box 41-9118, Miami, FL  33141-9118
Mailing Address:            Hospital Staffing Services, Inc.
                            6245 N Federal Highway, Suite 400
                            Ft. Lauderdale, FL  33308-1900
Contact Person:             Controller (954) 771-0500
Return Items:               Charge Travel Nurse Ops. - Return Item Account
Return Item Account Number: 3550009771
Acceptable Payees:          Hospital Staffing Services, Inc.
                            HSSI
                            HSSI Travel Nurse
                            HSSI Travel Nurse Operations, Inc.
                            Third-Party Endorsed

1)                LOCKBOX PROCEDURES:

                  A) Differences in Amount
                                    If the script and numerical amounts
                                    themselves do not agree, yet one of these amounts agrees with the invoice amount, credit for the invoice amount. If there is no invoice, or if neither the script or numerical amount agree with the invoice amount, credit for the script amount.

                  B) Checks Marked "Paid-in-Full"
                                    Reject these checks

                  C) Correspondence, Orders, Etc., Received
                                    Left in original envelope, marked with
                                    "correspondence" stamp, and sent to the
                                    company, with a copy to CHF as indicated in Mailing Instructions below.

2)                PROCESSING FEATURES:

                  A) Retain Envelopes

                  B) Two Photocopies of each check

                  C) One Photocopy of each EOB, invoice, correspondence, or
                     other items received, etc.

3)                MAILING INSTRUCTIONS:

                  A) Send the following materials to CHF on daily basis via
                     interoffice: Deposit Summary, Detail Check Listing, One photocopy of each check processed, Photocopies of EOB's, correspondence, and other items received, and One photocopy of each returned item.

                  B) Send the following materials on a daily
                     basis to Client to the mailing address for the lockbox:
                     Deposit Summary, Detail Check Listing, Rejected Items, Photocopies attached to envelopes and invoices, and all correspondence.

4)                RETURN ITEMS:

                  Rerun upon the first return. If returned a second time, charge the account listed with each lockbox account. Send check and debit memo with the daily materials.

5)                BILLING INFORMATION:

                  Charge the master operating account no. 3550009542 for all lockbox charges.

                                    EXHIBIT F

                          CAPITAL HEALTHCARE FINANCING
                       A DIVISION OF CAPITAL FACTORS, INC.
                               LOCK BOX AGREEMENT

AMONG: CAPITAL HEALTHCARE FINANCING, a Florida corporation, which has an address at 1799 West Oakland Park Boulevard, Fort Lauderdale,
       FL  33311 ("CHF").

AND: HOSPITAL STAFFING SERVICES OF TENNESSEE, INC. D/B/A MID-SOUTH COMPREHENSIVE HOME HEALTH, a Florida Corporation, whose principal address is 6245 North Federal Highway, Suite 400, Fort Lauderdale, FL 33308 ("Client").

AND: CAPITAL BANK, a Florida banking corporation, whose address is 1666 Kennedy Causeway, North Bay Village, FL 33141("Bank").


DATE:

CHF is making certain advances (the "Advances") to Client pursuant to a Provider Revolving Loan Agreement (the "Agreement") dated February 7, 1996. As security for the Advances, Client has assigned to CHF certain collateral, including amongst other things Client's accounts receivable, and the proceeds of that collateral.

CHF and Client agree as follows and request Bank to establish a special depository account (the "Account") on the terms set forth in this Agreement:

1. The Account shall be designated "Mid-South Comp. Government Depository/Capital Healthcare Financing", no. 3550009445.

2. A postal box (the "Lock Box") has been rented in the name of Client to be used for collecting payments from Client's customers. The address of the Lock Box is PO Box 41-9119, Miami, FL 33141-4119.

3. All checks, drafts, and money orders received by Client shall be mailed to the foregoing address. The Bank's authorized representatives shall have exclusive access to the Lock Box under the authority given by Client and shall make regular pick-ups from the Lock Box. Remittances so received will be processed and deposited to the Account. Bank will process items on a daily basis in accordance with Annex I attached hereto.

4. Except as otherwise provided herein, the Account shall not be subject to deductions, setoff, banker's liens, or any other right in favor of any person other than CHF. Nothing herein constitutes a waiver of, and Bank reserves all of its present and future rights (whether described as rights of offset, banker's lien, chargeback or otherwise, and whether available to Bank at law, in equity, or under the Uniform Commercial Code) with respect to (a) checks and other items deposited to the

         Account and returned, whether for insufficient funds or for any other reason, and without regard to the timeliness of return of any such check or item, and (b) Bank's usual and customary fees and charges for services rendered in connection with the Account, and (c) claims of breach of the Uniform Commercial Code's warranties of good title or of no material alteration made against Bank in connection with checks and other items deposited to the Account. CHF agrees that its interest in the Account is subordinate to the rights reserved by Bank in this paragraph.

5. On each day of the week, and provided the day is a business day for the Bank, the Bank shall transfer the entire amount of each such collected deposit via internal sweep, wire transfer or ACH DTC electronic funds transfer from the Account, no. 3550009445 to the account of CHF, Account No. 3050008997 maintained at Capital Bank, 1221 Brickell Avenue, Miami, FL 33131 ABA # 067008414. All amounts transferred to CHF's account shall be applied by CHF against the Client's obligations to CHF in accordance with the terms of the Agreement.

         Bank reserves the right to place holds on items deposited to the Account to the extent permitted by Federal Reserve Regulation CC. CHF represents and warrants that the account number at Capital Bank is correct. CHF and Client understand that under the Uniform Commercial Code, if a funds transfer instruction identifies the beneficiary, the beneficiary's bank, or an intermediary bank by name and an account or other identifying number, the Bank and subsequent parties to the funds transfer may act solely on the basis of such number(s), even if the name and number do not agree.

6. The Bank shall charge Client's operating account no. 3550009542 maintained at Capital Bank for any and all costs and expenses of administration of the Account in accordance with Bank's fee schedule(s). The Bank shall provide a copy of the Lock Box activity to Client and CHF each month at the addresses set forth above or to such address as any party hereto may have designated by like notice forwarded to the other parties hereto. The Bank shall notify CHF and Client of all deposited customer items that are returned for any reason. Client shall reimburse the Bank on the day of receipt by the Bank of any and all returned and uncollected items originally deposited in the Account. Reimbursement will be accomplished by debiting the Account. If the total of returned or dishonored items shall exceed the Account, Client agrees to indemnify and reimburse the Bank for such reasonable fees and charges including those for items returned for any reason that were deposited to the Account.

7. Client agrees that Bank shall not be liable to Client, or any third party for any indirect, special, consequential or exemplary damage arising from the performance or non-performance of this Agreement by Bank, its officers, employees, or agents absent the gross negligence or willful misconduct of Bank. In addition, Client hereby agrees to indemnify and hold Bank harmless from and against any and all liabilities, claims, losses, damages, attorney's fees and expenses, incurred or suffered by Bank. In entering into or performing this Agreement, except where such loss or liability is occasioned by Bank's gross negligence or willful misconduct.

8. This Agreement shall remain in full force and effect until express written notice of termination is given to the Bank by CHF; provided, however, that the Bank reserves the right to terminate this Agreement at any time upon thirty days' written notice to both CHF and Client. Upon termination of this Agreement for any reason other than the satisfaction of the Obligations of Client to CHF in accordance with the terms of the Agreement, the then remaining balance of the Account shall be transferred to CHF's account as provided in Section 5 of this Agreement. Upon satisfaction of the Obligations of Client to CHF in accordance with the terms of the Agreement, CHF shall immediately give the Bank written notice of termination of this Agreement, and in such instance the then remaining balance of the Account shall be the sole property of Client. Termination shall not affect the duties or obligations of any party hereto arising out of transactions occurring prior to termination.

9. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given or made if hand- delivered, mailed from within the United States by certified or registered mail, or sent by prepaid telegram or via facsimile transmission to the addresses set forth in the first paragraph of this Agreement or to such other address as any such party may have designated by like notice forwarded to the other parties hereto. All notices except notices of change of address and notice of termination of this Agreement, shall be deemed given when mailed and notices of changes of address or notice of termination of this Agreement shall be deemed given when received.

10. At the end of each month, the Bank shall deliver a copy of the Bank's regular statement covering deposits to and withdrawals from the Account to Client and CHF at the addresses set forth above.

11. Bank agrees to notify CHF if Client terminates or modifies, or notifies Bank of Client's intent to terminate or modify, the Lock Box Agreement within one (1) business day of such notification.

12.      Every provision of this Agreement is intended to be severable.
         If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

13. Each party hereby represents and warrants to the other parties hereto that it has full power and authority to enter into and perform this Agreement and the person executing this Agreement on behalf of such party has been properly authorized and empowered to so execute this Agreement.

14. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

In witness whereof, the parties hereto have executed this instrument to be effective on the date first set forth above.

                          CAPITAL HEALTHCARE FINANCING,
                          a division of CAPITAL FACTORS, INC.,
                          a Florida Corporation

                          By: /s/ JOHN B. APGAR
                              ----------------------------------------
                                John B. Apgar, Senior Vice President

                          HOSPITAL STAFFING SERVICES OF TENNESSEE, INC. D/B/A MID-SOUTH COMPREHENSIVE HOME HEALTH, a Florida corporation

                          By: /s/ RONALD A. CASS
                              ----------------------------------------
                               Ronald A. Cass, Chief Executive Officer

ACCEPTED AND APPROVED:

                          CAPITAL BANK,
                          a Florida banking corporation

                          By: /s/ R. THOMAS BURGE
                          ----------------------------------
                          Title: R. Thomas Burge, Senior Vice President

                          ANNEX I TO LOCKBOX AGREEMENT

Account Title:              Mid-South Comp. Government Depository
Account Number:             3550009445
Lockbox Address:            PO Box 41-9119, Miami, FL  33141-9119
Mailing Address:            Mid-South Comprehensive Home Health
                            5705 Stage Road, Suite 201
                            Memphis, TN  38134
Contact Person:             Accounting Manager (901) 372-2500
Return Items:               Charge Mid-South Comp. - Return Item Account
Return Item Account Number: 3550009798
Acceptable Payees:          All Payees

1)                LOCKBOX PROCEDURES:

                  A) Differences in Amount
                                    If the script and numerical amounts
                                    themselves do not agree, yet one of these amounts agrees with the invoice amount, credit for the invoice amount. If there is no invoice, or if neither the script or numerical amount agree with the invoice amount, credit for the script amount.

                  B) Checks Marked "Paid-in-Full"
                                    Reject these checks

                  C) Correspondence, Orders, Etc., Received
                                    Left in original envelope, marked with
                                    "correspondence" stamp, and sent to the
                                    company, with a copy to CHF as indicated in Mailing Instructions below.

2)                PROCESSING FEATURES:

                  A) Retain Envelopes

                  B) Two Photocopies of each check

                  C) One Photocopy of each EOB, invoice, correspondence, or
                     other items received, etc.

3)                MAILING INSTRUCTIONS:

                  A) Send the following materials to CHF on daily basis via
                     interoffice: Deposit Summary, Detail Check Listing, One photocopy of each check processed, Photocopies of EOB's, correspondence, and other items received, and One photocopy of each returned item.

                  B) Send the following materials on a daily
                     basis to Client to the mailing address for the lockbox:
                     Deposit Summary, Detail Check Listing, Rejected Items, Photocopies attached to envelopes and invoices, and all correspondence.

4)                RETURN ITEMS:

                  Rerun upon the first return. If returned a second time, charge the account listed with each lockbox account. Send check and debit memo with the daily materials.

5)                BILLING INFORMATION:

                  Charge the master operating account no. 3550009542 for all lockbox charges.

                                    EXHIBIT F

                          CAPITAL HEALTHCARE FINANCING
                       A DIVISION OF CAPITAL FACTORS, INC.
                               LOCK BOX AGREEMENT

AMONG: CAPITAL HEALTHCARE FINANCING, a Florida corporation, which has an address at 1799 West Oakland Park Boulevard, Fort Lauderdale,
        FL  33311 ("CHF").

AND: HOSPITAL STAFFING SERVICES OF TENNESSEE, INC. D/B/A MID-SOUTH COMPREHENSIVE HOME HEALTH, a Florida Corporation, whose principal address is 6245 North Federal Highway, Suite 400, Fort Lauderdale, FL 33308 ("Client")

AND: CAPITAL BANK, a Florida banking corporation, whose address is 1666 Kennedy Causeway, North Bay Village, FL 33141("Bank").

DATE:

CHF is making certain advances (the "Advances") to Client pursuant to a Provider Revolving Loan Agreement (the "Agreement") dated February 7, 1996. As security for the Advances, Client has assigned to CHF certain collateral, including amongst other things Client's accounts receivable, and the proceeds of that collateral.

CHF and Client agree as follows and request Bank to establish a special depository account (the "Account") on the terms set forth in this Agreement:

1. The Account shall be designated "Mid-South Comp. Non-Government Depository/Capital Healthcare Financing", no. 3550009453.

2. A postal box (the "Lock Box") has been rented in the name of Client to be used for collecting payments from Client's customers. The address of the Lock Box is PO Box 41-9120, Miami, FL 33141-9120.

3. All checks, drafts, and money orders received by Client shall be mailed to the foregoing address. The Bank's authorized representatives shall have exclusive access to the Lock Box under the authority given by Client and shall make regular pick-ups from the Lock Box. Remittances so received will be processed and deposited to the Account. Bank will process items on a daily basis in accordance with Annex I attached hereto.

4. Except as otherwise provided herein, the Account shall not be subject to deductions, setoff, banker's liens, or any other right in favor of any person other than CHF. Nothing herein constitutes a waiver of, and Bank reserves all of its present and future rights (whether described as rights of offset, banker's lien, chargeback or otherwise, and whether available to Bank at law, in equity, or under the Uniform Commercial Code) with respect to (a) checks and other items deposited to the Account and returned, whether for insufficient funds or for any other reason, and without regard to the timeliness of return of any such check or item, and (b) Bank's usual and customary fees and charges for services rendered in connection with the Account, and (c) claims of breach of the Uniform Commercial Code's warranties of good title or of no material alteration made against Bank in connection with checks and other items deposited to the Account. CHF agrees that its interest in the Account is subordinate to the rights reserved by Bank in this paragraph.

5. On each day of the week, and provided the day is a business day for the Bank, the Bank shall transfer the entire amount of each such collected deposit via internal sweep, wire transfer or ACH DTC electronic funds transfer from the Account, no. 3550009453 to the account of CHF, Account No. 3050008997 maintained at Capital Bank, 1221 Brickell Avenue, Miami, FL 33131 ABA # 067008414. All amounts transferred to CHF's account shall be applied by CHF against the Client's obligations to CHF in accordance with the terms of the Agreement.

         Bank reserves the right to place holds on items deposited to the Account to the extent permitted by Federal Reserve Regulation CC. CHF represents and warrants that the account number at Capital Bank is correct. CHF and Client understand that under the Uniform Commercial Code, if a funds transfer instruction identifies the beneficiary, the beneficiary's bank, or an intermediary bank by name and an account or other identifying number, the Bank and subsequent parties to the funds transfer may act solely on the basis of such number(s), even if the name and number do not agree.

6. The Bank shall charge Client's operating account no. 3550009542 maintained at Capital Bank for any and all costs and expenses of administration of the Account in accordance with Bank's fee schedule(s). The Bank shall provide a copy of the Lock Box activity to Client and CHF each month at the addresses set forth above or to such address as any party hereto may have designated by like notice forwarded to the other parties hereto. The Bank shall notify CHF and Client of all deposited customer items that are returned for any reason. Client shall reimburse the Bank on the day of receipt by the Bank of any and all returned and uncollected items originally deposited in the Account. Reimbursement will be accomplished by debiting the Account. If the total of returned or dishonored items shall exceed the Account, Client agrees to indemnify and reimburse the Bank for such reasonable fees and charges including those for items returned for any reason that were deposited to the Account.

7. Client agrees that Bank shall not be liable to Client, or any third party for any indirect, special, consequential or exemplary damage arising from the performance or non-performance of this Agreement by Bank, its officers, employees, or agents absent the gross negligence or willful misconduct of Bank. In addition, Client hereby agrees to indemnify and hold Bank harmless from and against any and all liabilities, claims, losses, damages, attorney's fees and expenses, incurred or suffered by Bank. In entering into or performing this Agreement, except where such loss or liability is occasioned by Bank's gross negligence or willful misconduct.

8. This Agreement shall remain in full force and effect until express written notice of termination is given to the Bank by CHF; provided, however, that the Bank reserves the right to terminate this Agreement at any time upon thirty days' written notice to both CHF and Client. Upon termination of this Agreement for any reason other than the satisfaction of the Obligations of Client to CHF in accordance with the terms of the Agreement, the then remaining balance of the Account shall be transferred to CHF's account as provided in Section 5 of this Agreement. Upon satisfaction of the Obligations of Client to CHF in accordance with the terms of the Agreement, CHF shall immediately give the Bank written notice of termination of this Agreement, and in such instance the then remaining balance of the Account shall be the sole property of Client. Termination shall not affect the duties or obligations of any party hereto arising out of transactions occurring prior to termination.

9. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given or made if hand- delivered, mailed from within the United States by certified or registered mail, or sent by prepaid telegram or via facsimile transmission to the addresses set forth in the first paragraph of this Agreement or to such other address as any such party may have designated by like notice forwarded to the other parties hereto. All notices except notices of change of address and notice of termination of this Agreement, shall be deemed given when mailed and notices of changes of address or notice of termination of this Agreement shall be deemed given when received.

10. At the end of each month, the Bank shall deliver a copy of the Bank's regular statement covering deposits to and withdrawals from the Account to Client and CHF at the addresses set forth above.

11. Bank agrees to notify CHF if Client terminates or modifies, or notifies Bank of Client's intent to terminate or modify, the Lock Box Agreement within one (1) business day of such notification.

12.      Every provision of this Agreement is intended to be severable.
         If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

13. Each party hereby represents and warrants to the other parties hereto that it has full power and authority to enter into and perform this Agreement and the person executing this Agreement on behalf of such party has been properly authorized and empowered to so execute this Agreement.

14. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

In witness whereof, the parties hereto have executed this instrument to be effective on the date first set forth above.

                CAPITAL HEALTHCARE FINANCING,
                a division of CAPITAL FACTORS, INC.,
                a Florida Corporation

                By: /s/ JOHN B. APGAR
                   ----------------------------------------
                   John B. Apgar, Senior Vice President

                HOSPITAL STAFFING SERVICES OF TENNESSEE, INC. D/B/A MID-SOUTH COMPREHENSIVE HOME HEALTH, a Florida corporation

                By: /s/ RONALD A. CASS
                    ----------------------------------------
                    Ronald A. Cass, Chief Executive Officer

ACCEPTED AND APPROVED:

                CAPITAL BANK,
                a Florida banking corporation

                By: /s/ R. THOMAS BURGE
                    ----------------------------------------
                Title: R. Thomas Burge, Senior Vice President

                          ANNEX I TO LOCKBOX AGREEMENT

Account Title:              Mid-South Comp. Non-Government Depository
Account Number:             3550009453
Lockbox Address:            PO Box 41-9120, Miami, FL  33141-9120
Mailing Address:            Mid-South Comprehensive Home Health
                            5705 Stage Road, Suite 201
                            Memphis, TN  38134
Contact Person:             Accounting Manager (901) 372-2500
Return Items:               Charge Mid-South Comp. - Return Item Account
Return Item Account Number: 3550009798
Acceptable Payees:          All Payees

1)                LOCKBOX PROCEDURES:

                  A) Differences in Amount
                                    If the script and numerical amounts
                                    themselves do not agree, yet one of these amounts agrees with the invoice amount, credit for the invoice amount. If there is no invoice, or if neither the script or numerical amount agree with the invoice amount, credit for the script amount.

                  B) Checks Marked "Paid-in-Full"
                                    Reject these checks

                  C) Correspondence, Orders, Etc., Received
                                    Left in original envelope, marked with
                                    "correspondence" stamp, and sent to the
                                    company, with a copy to CHF as indicated in Mailing Instructions below.

2)                PROCESSING FEATURES:

                  A) Retain Envelopes

                  B) Two Photocopies of each check

                  C) One Photocopy of each EOB, invoice, correspondence, or
                     other items received, etc.

3)                MAILING INSTRUCTIONS:

                  A) Send the following materials to CHF on daily basis via
                     interoffice: Deposit Summary, Detail Check Listing, One photocopy of each check processed, Photocopies of EOB's, correspondence, and other items received, and One photocopy of each returned item.

                  B) Send the following materials on a daily
                     basis to Client to the mailing address for the lockbox:
                     Deposit Summary, Detail Check Listing, Rejected Items, Photocopies attached to envelopes and invoices, and all correspondence.

4)                RETURN ITEMS:

                  Rerun upon the first return. If returned a second time, charge the account listed with each lockbox account. Send check and debit memo with the daily materials.

5)                BILLING INFORMATION:

                  Charge the master operating account no. 3550009542 for all lockbox charges.

                                    EXHIBIT F

                          CAPITAL HEALTHCARE FINANCING
                       A DIVISION OF CAPITAL FACTORS, INC.
                               LOCK BOX AGREEMENT

AMONG: CAPITAL HEALTHCARE FINANCING, a Florida corporation, which has an address at 1799 West Oakland Park Boulevard, Fort Lauderdale,
        FL  33311 ("CHF").

AND: ALL-CARE PROFESSIONAL SERVICES, INC., a Florida Corporation, whose principal address is 6245 North Federal Highway, Suite 400, Fort Lauderdale, FL 33308 ("Client")

AND: CAPITAL BANK, a Florida banking corporation, whose address is 1666 Kennedy Causeway, North Bay Village, FL 33141("Bank").

DATE:

CHF is making certain advances (the "Advances") to Client pursuant to a Provider Revolving Loan Agreement (the "Agreement") dated February 7, 1996. As security for the Advances, Client has assigned to CHF certain collateral, including amongst other things Client's accounts receivable, and the proceeds of that collateral.

CHF and Client agree as follows and request Bank to establish a special depository account (the "Account") on the terms set forth in this Agreement:

1. The Account shall be designated "HSSI All Care Government Depository/Capital Healthcare Financing", no. 3550009461.

2. A postal box (the "Lock Box") has been rented in the name of Client to be used for collecting payments from Client's customers. The address of the Lock Box is PO Box 41-9121, Miami, FL 33141-9121.

3. All checks, drafts, and money orders received by Client shall be mailed to the foregoing address. The Bank's authorized representatives shall have exclusive access to the Lock Box under the authority given by Client and shall make regular pick-ups from the Lock Box. Remittances so received will be processed and deposited to the Account. Bank will process items on a daily basis in accordance with Annex I attached hereto.

4. Except as otherwise provided herein, the Account shall not be subject to deductions, setoff, banker's liens, or any other right in favor of any person other than CHF. Nothing herein constitutes a waiver of, and Bank reserves all of its present and future rights (whether described as rights of offset, banker's lien, chargeback or otherwise, and whether available to Bank at law, in equity, or under the Uniform Commercial Code) with respect to (a) checks and other items deposited to the Account and returned, whether for insufficient funds or for any other reason, and without regard to the timeliness of return of any such check or item, and (b) Bank's usual and customary fees and charges for services rendered in connection with the Account, and (c) claims of breach of the Uniform Commercial Code's warranties of good title or of no material alteration made against Bank in connection with checks and other items deposited to the Account. CHF agrees that its interest in the Account is subordinate to the rights reserved by Bank in this paragraph.

5. On each day of the week, and provided the day is a business day for the Bank, the Bank shall transfer the entire amount of each such collected deposit via internal sweep, wire transfer or ACH DTC electronic funds transfer from the Account, no. 3550009461 to the account of CHF, Account No. 3050008997 maintained at Capital Bank, 1221 Brickell Avenue, Miami, FL 33131 ABA # 067008414. All amounts transferred to CHF's account shall be applied by CHF against the Client's obligations to CHF in accordance with the terms of the Agreement.

         Bank reserves the right to place holds on items deposited to the Account to the extent permitted by Federal Reserve Regulation CC. CHF represents and warrants that the account number at Capital Bank is correct. CHF and Client understand that under the Uniform Commercial Code, if a funds transfer instruction identifies the beneficiary, the beneficiary's bank, or an intermediary bank by name and an account or other identifying number, the Bank and subsequent parties to the funds transfer may act solely on the basis of such number(s), even if the name and number do not agree.

6. The Bank shall charge Client's operating account no. 3550009542 maintained at Capital Bank for any and all costs and expenses of administration of the Account in accordance with Bank's fee schedule(s). The Bank shall provide a copy of the Lock Box activity to Client and CHF each month at the addresses set forth above or to such address as any party hereto may have designated by like notice forwarded to the other parties hereto. The Bank shall notify CHF and Client of all deposited customer items that are returned for any reason. Client shall reimburse the Bank on the day of receipt by the Bank of any and all returned and uncollected items originally deposited in the Account. Reimbursement will be accomplished by debiting the Account. If the total of returned or dishonored items shall exceed the Account, Client agrees to indemnify and reimburse the Bank for such reasonable fees and charges including those for items returned for any reason that were deposited to the Account.

7. Client agrees that Bank shall not be liable to Client, or any third party for any indirect, special, consequential or exemplary damage arising from the performance or non-performance of this Agreement by Bank, its officers, employees, or agents absent the gross negligence or willful misconduct of Bank. In addition, Client hereby agrees to indemnify and hold Bank harmless from and against any and all liabilities, claims, losses, damages, attorney's fees and expenses, incurred or suffered by Bank. In entering into or performing this Agreement, except where such loss or liability is occasioned by Bank's gross negligence or willful misconduct.

8. This Agreement shall remain in full force and effect until express written notice of termination is given to the Bank by CHF; provided, however, that the Bank reserves the right to terminate this Agreement at any time upon thirty days' written notice to both CHF and Client. Upon termination of this Agreement for any reason other than the satisfaction of the Obligations of Client to CHF in accordance with the terms of the Agreement, the then remaining balance of the Account shall be transferred to CHF's account as provided in Section 5 of this Agreement. Upon satisfaction of the Obligations of Client to CHF in accordance with the terms of the Agreement, CHF shall immediately give the Bank written notice of termination of this Agreement, and in such instance the then remaining balance of the Account shall be the sole property of Client. Termination shall not affect the duties or obligations of any party hereto arising out of transactions occurring prior to termination.

9. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given or made if hand- delivered, mailed from within the United States by certified or registered mail, or sent by prepaid telegram or via facsimile transmission to the addresses set forth in the first paragraph of this Agreement or to such other address as any such party may have designated by like notice forwarded to the other parties hereto. All notices except notices of change of address and notice of termination of this Agreement, shall be deemed given when mailed and notices of changes of address or notice of termination of this Agreement shall be deemed given when received.

10. At the end of each month, the Bank shall deliver a copy of the Bank's regular statement covering deposits to and withdrawals from the Account to Client and CHF at the addresses set forth above.

11. Bank agrees to notify CHF if Client terminates or modifies, or notifies Bank of Client's intent to terminate or modify, the Lock Box Agreement within one (1) business day of such notification.

12.      Every provision of this Agreement is intended to be severable.
         If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

13. Each party hereby represents and warrants to the other parties hereto that it has full power and authority to enter into and perform this Agreement and the person executing this Agreement on behalf of such party has been properly authorized and empowered to so execute this Agreement.

14. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

In witness whereof, the parties hereto have executed this instrument to be effective on the date first set forth above.

                    CAPITAL HEALTHCARE FINANCING,
                    a division of CAPITAL FACTORS, INC.,
                    a Florida Corporation

                    By: /s/ JOHN B. APGAR
                        ----------------------------------------
                          John B. Apgar, Senior Vice President

                    ALL-CARE PROFESSIONAL SERVICES, INC.,
                    a Florida corporation

                    By: /s/ RONALD A. CASS
                        ----------------------------------------
                         Ronald A. Cass, Chief Executive Officer

ACCEPTED AND APPROVED:

                    CAPITAL BANK,
                    a Florida banking corporation

                    By: /s/ R. THOMAS BURGE
                        ----------------------------------------
                    Title: R. Thomas Burge, Senior Vice President

                          ANNEX I TO LOCKBOX AGREEMENT

Account Title:              HSSI All-Care Government Depository
Account Number:             3550009461
Lockbox Address:            PO Box 41-9121, Miami, FL  33141-9121
Mailing Address:            All-Care Professional Services, Inc.
                            5705 Stage Road, Suite 201
                            Memphis, TN  38134
Contact Person:             Accounting Manager (901) 372-2500
Return Items:               Charge Mid-South Comp. - Return Item Account
Return Item Account Number: 3550009798
Acceptable Payees:          All Payees

1)                LOCKBOX PROCEDURES:

                  A) Differences in Amount
                                    If the script and numerical amounts
                                    themselves do not agree, yet one of these amounts agrees with the invoice amount, credit for the invoice amount. If there is no invoice, or if neither the script or numerical amount agree with the invoice amount, credit for the script amount.

                  B) Checks Marked "Paid-in-Full"
                                    Reject these checks

                  C) Correspondence, Orders, Etc., Received
                                    Left in original envelope, marked with
                                    "correspondence" stamp, and sent to the
                                    company, with a copy to CHF as indicated in Mailing Instructions below.

2)                PROCESSING FEATURES:

                  A) Retain Envelopes

                  B) Two Photocopies of each check

                  C) One Photocopy of each EOB, invoice, correspondence, or
                     other items received, etc.

3)                MAILING INSTRUCTIONS:

                  A) Send the following materials to CHF on daily basis via
                     interoffice: Deposit Summary, Detail Check Listing, One photocopy of each check processed, Photocopies of EOB's, correspondence, and other items received, and One photocopy of each returned item.

                  B) Send the following materials on a daily basis to Client to the mailing address for the lockbox: Deposit Summary, Detail Check Listing, Rejected Items, Photocopies attached to envelopes and invoices, and all correspondence.

4)                RETURN ITEMS:

                  Rerun upon the first return. If returned a second time, charge the account listed with each lockbox account. Send check and debit memo with the daily materials.

5)                BILLING INFORMATION:

                  Charge the master operating account no. 3550009542 for all lockbox charges.

                                    EXHIBIT F

                          CAPITAL HEALTHCARE FINANCING
                       A DIVISION OF CAPITAL FACTORS, INC.
                               LOCK BOX AGREEMENT

AMONG: CAPITAL HEALTHCARE FINANCING, a Florida corporation, which has an address at 1799 West Oakland Park Boulevard, Fort Lauderdale,
        FL  33311 ("CHF").

AND: ALL-CARE PROFESSIONAL SERVICES, INC., a Florida Corporation, whose principal address is 6245 North Federal Highway, Suite 400,
        Fort Lauderdale, FL 33308 ("Client").

AND: CAPITAL BANK, a Florida banking corporation, whose address is 1666 Kennedy Causeway, North Bay Village, FL 33141("Bank").

DATE:

CHF is making certain advances (the "Advances") to Client pursuant to a Provider Revolving Loan Agreement (the "Agreement") dated February 7, 1996. As security for the Advances, Client has assigned to CHF certain collateral, including amongst other things Client's accounts receivable, and the proceeds of that collateral.

CHF and Client agree as follows and request Bank to establish a special depository account (the "Account") on the terms set forth in this Agreement:

1. The Account shall be designated "HSSI All Care Non-Government Depository/Capital Healthcare Financing", no. 3550009488.

2. A postal box (the "Lock Box") has been rented in the name of Client to be used for collecting payments from Client's customers. The address of the Lock Box is PO Box 41-9122, Miami, FL 33141-9122.

3. All checks, drafts, and money orders received by Client shall be mailed to the foregoing address. The Bank's authorized representatives shall have exclusive access to the Lock Box under the authority given by Client and shall make regular pick-ups from the Lock Box. Remittances so received will be processed and deposited to the Account. Bank will process items on a daily basis in accordance with Annex I attached hereto.

4. Except as otherwise provided herein, the Account shall not be subject to deductions, setoff, banker's liens, or any other right in favor of any person other than CHF. Nothing herein constitutes a waiver of, and Bank reserves all of its present and future rights (whether described as rights of offset, banker's lien, chargeback or otherwise, and whether available to Bank at law, in equity, or under the Uniform Commercial Code) with respect to (a) checks and other items deposited to the Account and returned, whether for insufficient funds or for any other reason, and without regard to the timeliness of return of any such check or item, and (b) Bank's usual and customary fees and charges for services rendered in connection with the Account, and (c) claims of breach of the Uniform Commercial Code's warranties of good title or of no material alteration made against Bank in connection with checks and other items deposited to the Account. CHF agrees that its interest in the Account is subordinate to the rights reserved by Bank in this paragraph.

5. On each day of the week, and provided the day is a business day for the Bank, the Bank shall transfer the entire amount of each such collected deposit via internal sweep, wire transfer or ACH DTC electronic funds transfer from the Account, no. 3550009488 to the account of CHF, Account No. 3050008997 maintained at Capital Bank, 1221 Brickell Avenue, Miami, FL 33131 ABA # 067008414. All amounts transferred to CHF's account shall be applied by CHF against the Client's obligations to CHF in accordance with the terms of the Agreement.

         Bank reserves the right to place holds on items deposited to the Account to the extent permitted by Federal Reserve Regulation CC. CHF represents and warrants that the account number at Capital Bank is correct. CHF and Client understand that under the Uniform Commercial Code, if a funds transfer instruction identifies the beneficiary, the beneficiary's bank, or an intermediary bank by name and an account or other identifying number, the Bank and subsequent parties to the funds transfer may act solely on the basis of such number(s), even if the name and number do not agree.

6. The Bank shall charge Client's operating account no. 3550009542 maintained at Capital Bank for any and all costs and expenses of administration of the Account in accordance with Bank's fee schedule(s). The Bank shall provide a copy of the Lock Box activity to Client and CHF each month at the addresses set forth above or to such address as any party hereto may have designated by like notice forwarded to the other parties hereto. The Bank shall notify CHF and Client of all deposited customer items that are returned for any reason. Client shall reimburse the Bank on the day of receipt by the Bank of any and all returned and uncollected items originally deposited in the Account. Reimbursement will be accomplished by debiting the Account. If the total of returned or dishonored items shall exceed the Account, Client agrees to indemnify and reimburse the Bank for such reasonable fees and charges including those for items returned for any reason that were deposited to the Account.

7. Client agrees that Bank shall not be liable to Client, or any third party for any indirect, special, consequential or exemplary damage arising from the performance or non-performance of this Agreement by Bank, its officers, employees, or agents absent the gross negligence or willful misconduct of Bank. In addition, Client hereby agrees to indemnify and hold Bank harmless from and against any and all liabilities, claims, losses, damages, attorney's fees and expenses, incurred or suffered by Bank. In entering into or performing this Agreement, except where such loss or liability is occasioned by Bank's gross negligence or willful misconduct.

8. This Agreement shall remain in full force and effect until express written notice of termination is given to the Bank by CHF; provided, however, that the Bank reserves the right to terminate this Agreement at any time upon thirty days' written notice to both CHF and Client. Upon termination of this Agreement for any reason other than the satisfaction of the Obligations of Client to CHF in accordance with the terms of the Agreement, the then remaining balance of the Account shall be transferred to CHF's account as provided in Section 5 of this Agreement. Upon satisfaction of the Obligations of Client to CHF in accordance with the terms of the Agreement, CHF shall immediately give the Bank written notice of termination of this Agreement, and in such instance the then remaining balance of the Account shall be the sole property of Client. Termination shall not affect the duties or obligations of any party hereto arising out of transactions occurring prior to termination.

9. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given or made if hand- delivered, mailed from within the United States by certified or registered mail, or sent by prepaid telegram or via facsimile transmission to the addresses set forth in the first paragraph of this Agreement or to such other address as any such party may have designated by like notice forwarded to the other parties hereto. All notices except notices of change of address and notice of termination of this Agreement, shall be deemed given when mailed and notices of changes of address or notice of termination of this Agreement shall be deemed given when received.

10. At the end of each month, the Bank shall deliver a copy of the Bank's regular statement covering deposits to and withdrawals from the Account to Client and CHF at the addresses set forth above.

11. Bank agrees to notify CHF if Client terminates or modifies, or notifies Bank of Client's intent to terminate or modify, the Lock Box Agreement within one (1) business day of such notification.

12.      Every provision of this Agreement is intended to be severable.
         If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

13. Each party hereby represents and warrants to the other parties hereto that it has full power and authority to enter into and perform this Agreement and the person executing this Agreement on behalf of such party has been properly authorized and empowered to so execute this Agreement.

14. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

In witness whereof, the parties hereto have executed this instrument to be effective on the date first set forth above.

                          CAPITAL HEALTHCARE FINANCING,
                          a division of CAPITAL FACTORS, INC.,
                          a Florida Corporation

                          By: /s/ JOHN B. APGAR
                              ----------------------------------------
                                John B. Apgar, Senior Vice President

                          ALL-CARE PROFESSIONAL SERVICES, INC.,
                          a Florida corporation

                          By: /s/ RONALD A. CASS
                              ----------------------------------------
                               Ronald A. Cass, Chief Executive Officer

ACCEPTED AND APPROVED:

                          CAPITAL BANK,
                          a Florida banking corporation

                          By: /s/ R. THOMAS BURGE
                              ----------------------------------------
                          Title: R. Thomas Burge, Senior Vice President

                          ANNEX I TO LOCKBOX AGREEMENT

Account Title:              HSSI All Care Non-Government Depository
Account Number:             3550009488
Lockbox Address:            PO Box 41-9122, Miami, FL  33141-9122
Mailing Address:            All-Care Professional Services, Inc.
                            5705 Stage Road, Suite 201
                            Memphis, TN  38134
Contact Person:             Accounting Manager (901) 372-2500
Return Items:               Charge Mid-South Comp. - Return Item Account
Return Item Account Number: 3550009798
Acceptable Payees:          All Payees

1)                LOCKBOX PROCEDURES:

                  A) Differences in Amount
                                    If the script and numerical amounts
                                    themselves do not agree, yet one of these amounts agrees with the invoice amount, credit for the invoice amount. If there is no invoice, or if neither the script or numerical amount agree with the invoice amount, credit for the script amount.

                  B) Checks Marked "Paid-in-Full"
                                    Reject these checks

                  C) Correspondence, Orders, Etc., Received
                                    Left in original envelope, marked with
                                    "correspondence" stamp, and sent to the
                                    company, with a copy to CHF as indicated in Mailing Instructions below.

2)                PROCESSING FEATURES:

                  A) Retain Envelopes

                  B) Two Photocopies of each check

                  C) One Photocopy of each EOB, invoice, correspondence, or
                     other items received, etc.

3)                MAILING INSTRUCTIONS:

                  A) Send the following materials to CHF on daily basis via
                     interoffice: Deposit Summary, Detail Check Listing, One photocopy of each check processed, Photocopies of EOB's, correspondence, and other items received, and One photocopy of each returned item.

                  B) Send the following materials on a daily basis to Client to the mailing address for the lockbox: Deposit Summary, Detail Check Listing, Rejected Items, Photocopies attached to envelopes and invoices, and all correspondence.

4)                RETURN ITEMS:

                  Rerun upon the first return. If returned a second time, charge the account listed with each lockbox account. Send check and debit memo with the daily materials.

5)                BILLING INFORMATION:

                  Charge the master operating account no. 3550009542 for all lockbox charges.

                                    EXHIBIT F

                          CAPITAL HEALTHCARE FINANCING
                       A DIVISION OF CAPITAL FACTORS, INC.
                               LOCK BOX AGREEMENT

AMONG: CAPITAL HEALTHCARE FINANCING, a Florida corporation, which has an address at 1799 West Oakland Park Boulevard, Fort Lauderdale,
         FL  33311 ("CHF").

AND: HOSPITAL STAFFING SERVICES OF MASSACHUSETTS, INC. D/B/A ALTERNATIVE CARE MEDICAL SERVICES, a Florida Corporation, whose principal address is 6245 North Federal Highway, Suite 400, Fort Lauderdale, FL 33308

         HOSPITAL STAFFING SERVICES OF RHODE ISLAND,
         INC. D/B/A ALTERNATIVE CARE MEDICAL
         SERVICES, a Florida Corporation, whose
         principal address is 6245 North Federal
         Highway, Suite 400, Fort Lauderdale, FL
         33308 (collectively, "Client").

AND: CAPITAL BANK, a Florida banking corporation, whose address is 1666 Kennedy Causeway, North Bay Village, FL 33141("Bank").

DATE:

CHF is making certain advances (the "Advances") to Client pursuant to a Provider Revolving Loan Agreement (the "Agreement") dated February 7, 1996. As security for the Advances, Client has assigned to CHF certain collateral, including amongst other things Client's accounts receivable, and the proceeds of that collateral.

CHF and Client agree as follows and request Bank to establish a special depository account (the "Account") on the terms set forth in this Agreement:

1. The Account shall be designated "Alternative Care Government Depository/Capital Healthcare Financing", no. 3550009496.

2. A postal box (the "Lock Box") has been rented in the name of Client to be used for collecting payments from Client's customers. The address of the Lock Box is PO Box 41-9123, Miami, FL 33141-9123.

3. All checks, drafts, and money orders received by Client shall be mailed to the foregoing address. The Bank's authorized representatives shall have exclusive access to the Lock Box under the authority given by Client and shall make regular pick-ups from the Lock Box. Remittances so received will be processed and deposited to the Account. Bank will process items on a daily basis in accordance with Annex I attached hereto.

4. Except as otherwise provided herein, the Account shall not be subject to deductions, setoff, banker's liens, or any other right in favor of any person other than CHF. Nothing herein constitutes a waiver of, and Bank reserves all of its present and future rights (whether described as rights of offset, banker's lien, chargeback or otherwise, and whether available to Bank at law, in equity, or under the Uniform Commercial Code) with respect to (a) checks and other items deposited to the Account and returned, whether for insufficient funds or for any other reason, and without regard to the timeliness of return of any such check or item, and (b) Bank's usual and customary fees and charges for services rendered in connection with the Account, and (c) claims of breach of the Uniform Commercial Code's warranties of good title or of no material alteration made against Bank in connection with checks and other items deposited to the Account. CHF agrees that its interest in the Account is subordinate to the rights reserved by Bank in this paragraph.

5. On each day of the week, and provided the day is a business day for the Bank, the Bank shall transfer the entire amount of each such collected deposit via internal sweep, wire transfer or ACH DTC electronic funds transfer from the Account, no. 3550009496 to the account of CHF, Account No. 3050008997 maintained at Capital Bank, 1221 Brickell Avenue, Miami, FL 33131 ABA # 067008414. All amounts transferred to CHF's account shall be applied by CHF against the Client's obligations to CHF in accordance with the terms of the Agreement.

         Bank reserves the right to place holds on items deposited to the Account to the extent permitted by Federal Reserve Regulation CC. CHF represents and warrants that the account number at Capital Bank is correct. CHF and Client understand that under the Uniform Commercial Code, if a funds transfer instruction identifies the beneficiary, the beneficiary's bank, or an intermediary bank by name and an account or other identifying number, the Bank and subsequent parties to the funds transfer may act solely on the basis of such number(s), even if the name and number do not agree.

6. The Bank shall charge Client's operating account no. 3550009542 maintained at Capital Bank for any and all costs and expenses of administration of the Account in accordance with Bank's fee schedule(s). The Bank shall provide a copy of the Lock Box activity to Client and CHF each month at the addresses set forth above or to such address as any party hereto may have designated by like notice forwarded to the other parties hereto. The Bank shall notify CHF and Client of all deposited customer items that are returned for any reason. Client shall reimburse the Bank on the day of receipt by the Bank of any and all returned and uncollected items originally deposited in the Account. Reimbursement will be accomplished by debiting the Account. If the total of returned or dishonored items shall exceed the Account, Client agrees to indemnify and reimburse the Bank for such reasonable fees and charges including those for items returned for any reason that were deposited to the Account.

7. Client agrees that Bank shall not be liable to Client, or any third party for any indirect, special, consequential or exemplary damage arising from the performance or non-performance of this Agreement by Bank, its officers, employees, or agents absent the gross negligence or willful misconduct of Bank. In addition, Client hereby agrees to indemnify and hold Bank harmless from and against any and all liabilities, claims, losses, damages, attorney's fees and expenses, incurred or suffered by Bank. In entering into or performing this Agreement, except where such loss or liability is occasioned by Bank's gross negligence or willful misconduct.

8. This Agreement shall remain in full force and effect until express written notice of termination is given to the Bank by CHF; provided, however, that the Bank reserves the right to terminate this Agreement at any time upon thirty days' written notice to both CHF and Client. Upon termination of this Agreement for any reason other than the satisfaction of the Obligations of Client to CHF in accordance with the terms of the Agreement, the then remaining balance of the Account shall be transferred to CHF's account as provided in Section 5 of this Agreement. Upon satisfaction of the Obligations of Client to CHF in accordance with the terms of the Agreement, CHF shall immediately give the Bank written notice of termination of this Agreement, and in such instance the then remaining balance of the Account shall be the sole property of Client. Termination shall not affect the duties or obligations of any party hereto arising out of transactions occurring prior to termination.

9. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given or made if hand-delivered, mailed from within the United States by certified or registered mail, or sent by prepaid telegram or via facsimile transmission to the addresses set forth in the first paragraph of this Agreement or to such other address as any such party may have designated by like notice forwarded to the other parties hereto. All notices except notices of change of address and notice of termination of this Agreement, shall be deemed given when mailed and notices of changes of address or notice of termination of this Agreement shall be deemed given when received.

10. At the end of each month, the Bank shall deliver a copy of the Bank's regular statement covering deposits to and withdrawals from the Account to Client and CHF at the addresses set forth above.

11. Bank agrees to notify CHF if Client terminates or modifies, or notifies Bank of Client's intent to terminate or modify, the Lock Box Agreement within one (1) business day of such notification.

12.      Every provision of this Agreement is intended to be severable.
         If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

13. Each party hereby represents and warrants to the other parties hereto that it has full power and authority to enter into and perform this Agreement and the person executing this Agreement on behalf of such party has been properly authorized and empowered to so execute this Agreement.

14. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

In witness whereof, the parties hereto have executed this instrument to be effective on the date first set forth above.

                 CAPITAL HEALTHCARE FINANCING,
                 a division of CAPITAL FACTORS, INC.,
                 a Florida Corporation

                 By: /s/ JOHN B. APGAR
                     ----------------------------------------
                       John B. Apgar, Senior Vice President

                 HOSPITAL STAFFING SERVICES OF MASSACHUSETTS, INC. D/B/A ALTERNATIVE CARE MEDICAL SERVICES, a Florida corporation

                 By: /s/ RONALD A. CASS
                     ----------------------------------------
                      Ronald A. Cass, Chief Executive Officer

                 HOSPITAL STAFFING SERVICES OF RHODE ISLAND, INC. D/B/A ALTERNATIVE CARE MEDICAL SERVICES, a Florida corporation

                 By: /s/ RONALD A. CASS
                     ----------------------------------------
                      Ronald A. Cass, Chief Executive Officer

ACCEPTED AND APPROVED:

                 CAPITAL BANK,
                 a Florida banking corporation

                 By: /s/ R. THOMAS BURGE
                     ----------------------------------------
                 Title: R. Thomas Burge, Senior Vice President

                          ANNEX I TO LOCKBOX AGREEMENT

Account Title:              Alternative Care Government Depository
Account Number:             3550009496
Lockbox Address:            PO Box 41-9123, Miami, FL  33141-9123
Mailing Address:            Alternative Care Medical Services
                            430 Bedford Street, Suite 325
                            Lexington, MA  02173
Contact Person:             Regional Controller (617) 674-0001
Return Items:               Charge Alternative Care - Return Item Account
Return Item Account Number: 3550009763
Acceptable Payees:          Hospital Staffing Service of Massachusetts, Inc.
                            d/b/a Alternative Care Medical Services, Inc.
                            ACMS Alternative Care Medical Services
                            HSSI d/b/a Alternative Care Medical Services
                            HSSI d/b/a ACMS
                            Hospital Staffing Services of Massachusetts, Inc.
                            d/b/a ACMS
                            Third Party Endorsed

1)                LOCKBOX PROCEDURES:

                  A) Differences in Amount
                                    If the script and numerical amounts
                                    themselves do not agree, yet one of these amounts agrees with the invoice amount, credit for the invoice amount. If there is no invoice, or if neither the script or numerical amount agree with the invoice amount, credit for the script amount.

                  B) Checks Marked "Paid-in-Full"
                                    Reject these checks

                  C) Correspondence, Orders, Etc., Received
                                    Left in original envelope, marked with
                                    "correspondence" stamp, and sent to the
                                    company, with a copy to CHF as indicated in Mailing Instructions below.

2)                PROCESSING FEATURES:

                  A) Retain Envelopes

                  B) Two Photocopies of each check

                  C) One Photocopy of each EOB, invoice, correspondence, or
                     other items received, etc.

3)                MAILING INSTRUCTIONS:

                  A) Send the following materials to CHF on daily basis via
                     interoffice: Deposit Summary, Detail Check Listing, One photocopy of each check processed, Photocopies of EOB's, correspondence, and other items received, and One photocopy of each returned item.

                  B) Send the following materials on a daily basis to Client to the mailing address for the lockbox: Deposit Summary, Detail Check Listing, Rejected Items, Photocopies attached to envelopes and invoices, and all correspondence.

4)                RETURN ITEMS:

                  Rerun upon the first return. If returned a second time, charge the account listed with each lockbox account. Send check and debit memo with the daily materials.

5)                BILLING INFORMATION:

                  Charge the master operating account no. 3550009542 for all lockbox charges.

                                    EXHIBIT F

                          CAPITAL HEALTHCARE FINANCING
                       A DIVISION OF CAPITAL FACTORS, INC.
                               LOCK BOX AGREEMENT

AMONG: CAPITAL HEALTHCARE FINANCING, a Florida corporation, which has an address at 1799 West Oakland Park Boulevard, Fort Lauderdale,
        FL  33311 ("CHF").

AND: HOSPITAL STAFFING SERVICES OF MASSACHUSETTS, INC. D/B/A ALTERNATIVE CARE MEDICAL SERVICES, a Florida Corporation, whose principal address is 6245 North Federal Highway, Suite 400, Fort Lauderdale, FL 33308

        HOSPITAL STAFFING SERVICES OF RHODE ISLAND, INC. D/B/A ALTERNATIVE CARE MEDICAL SERVICES, a Florida Corporation, whose principal address is 6245 North Federal Highway, Suite 400, Fort Lauderdale,
        FL 33308 (collectively, "Client").

AND: CAPITAL BANK, a Florida banking corporation, whose address is 1666 Kennedy Causeway, North Bay Village, FL 33141("Bank").

DATE:

CHF is making certain advances (the "Advances") to Client pursuant to a Provider Revolving Loan Agreement (the "Agreement") dated February 7, 1996. As security for the Advances, Client has assigned to CHF certain collateral, including amongst other things Client's accounts receivable, and the proceeds of that collateral.

CHF and Client agree as follows and request Bank to establish a special depository account (the "Account") on the terms set forth in this Agreement:

1. The Account shall be designated "Alternative Care Non-Government Depository/Capital Healthcare Financing", no. 3550009518.

2. A postal box (the "Lock Box") has been rented in the name of Client to be used for collecting payments from Client's customers. The address of the Lock Box is PO Box 41-9124, Miami, FL 33141-9124.

3. All checks, drafts, and money orders received by Client shall be mailed to the foregoing address. The Bank's authorized representatives shall have exclusive access to the Lock Box under the authority given by Client and shall make regular pick-ups from the Lock Box. Remittances so received will be processed and deposited to the Account. Bank will process items on a daily basis in accordance with Annex I attached hereto.

4. Except as otherwise provided herein, the Account shall not be subject to deductions, setoff, banker's liens, or any other right in favor of any person other than CHF. Nothing herein constitutes a waiver of, and Bank reserves all of its present and future rights (whether described as rights of offset, banker's lien, chargeback or otherwise, and whether available to Bank at law, in equity, or under the Uniform Commercial Code) with respect to (a) checks and other items deposited to the Account and returned, whether for insufficient funds or for any other reason, and without regard to the timeliness of return of any such check or item, and (b) Bank's usual and customary fees and charges for services rendered in connection with the Account, and (c) claims of breach of the Uniform Commercial Code's warranties of good title or of no material alteration made against Bank in connection with checks and other items deposited to the Account. CHF agrees that its interest in the Account is subordinate to the rights reserved by Bank in this paragraph.

5. On each day of the week, and provided the day is a business day for the Bank, the Bank shall transfer the entire amount of each such collected deposit via internal sweep, wire transfer or ACH DTC electronic funds transfer from the Account, no. 3550009518 to the account of CHF, Account No. 3050008997 maintained at Capital Bank, 1221 Brickell Avenue, Miami, FL 33131 ABA # 067008414. All amounts transferred to CHF's account shall be applied by CHF against the Client's obligations to CHF in accordance with the terms of the Agreement.

         Bank reserves the right to place holds on items deposited to the Account to the extent permitted by Federal Reserve Regulation CC. CHF represents and warrants that the account number at Capital Bank is correct. CHF and Client understand that under the Uniform Commercial Code, if a funds transfer instruction identifies the beneficiary, the beneficiary's bank, or an intermediary bank by name and an account or other identifying number, the Bank and subsequent parties to the funds transfer may act solely on the basis of such number(s), even if the name and number do not agree.

6. The Bank shall charge Client's operating account no. 3550009542 maintained at Capital Bank for any and all costs and expenses of administration of the Account in accordance with Bank's fee schedule(s). The Bank shall provide a copy of the Lock Box activity to Client and CHF each month at the addresses set forth above or to such address as any party hereto may have designated by like notice forwarded to the other parties hereto. The Bank shall notify CHF and Client of all deposited customer items that are returned for any reason. Client shall reimburse the Bank on the day of receipt by the Bank of any and all returned and uncollected items originally deposited in the Account. Reimbursement will be accomplished by debiting the Account. If the total of returned or dishonored items shall exceed the Account, Client agrees to indemnify and reimburse the Bank for such reasonable fees and charges including those for items returned for any reason that were deposited to the Account.

7. Client agrees that Bank shall not be liable to Client, or any third party for any indirect, special, consequential or exemplary damage arising from the performance or non-performance of this Agreement by Bank, its officers, employees, or agents absent the gross negligence or willful misconduct of Bank. In addition, Client hereby agrees to indemnify and hold Bank harmless from and against any and all liabilities, claims, losses, damages, attorney's fees and expenses, incurred or suffered by Bank. In entering into or performing this Agreement, except where such loss or liability is occasioned by Bank's gross negligence or willful misconduct.

8. This Agreement shall remain in full force and effect until express written notice of termination is given to the Bank by CHF; provided, however, that the Bank reserves the right to terminate this Agreement at any time upon thirty days' written notice to both CHF and Client. Upon termination of this Agreement for any reason other than the satisfaction of the Obligations of Client to CHF in accordance with the terms of the Agreement, the then remaining balance of the Account shall be transferred to CHF's account as provided in Section 5 of this Agreement. Upon satisfaction of the Obligations of Client to CHF in accordance with the terms of the Agreement, CHF shall immediately give the Bank written notice of termination of this Agreement, and in such instance the then remaining balance of the Account shall be the sole property of Client. Termination shall not affect the duties or obligations of any party hereto arising out of transactions occurring prior to termination.

9. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given or made if hand- delivered, mailed from within the United States by certified or registered mail, or sent by prepaid telegram or via facsimile transmission to the addresses set forth in the first paragraph of this Agreement or to such other address as any such party may have designated by like notice forwarded to the other parties hereto. All notices except notices of change of address and notice of termination of this Agreement, shall be deemed given when mailed and notices of changes of address or notice of termination of this Agreement shall be deemed given when received.

10. At the end of each month, the Bank shall deliver a copy of the Bank's regular statement covering deposits to and withdrawals from the Account to Client and CHF at the addresses set forth above.

11. Bank agrees to notify CHF if Client terminates or modifies, or notifies Bank of Client's intent to terminate or modify, the Lock Box Agreement within one (1) business day of such notification.

12.      Every provision of this Agreement is intended to be severable.
         If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

13. Each party hereby represents and warrants to the other parties hereto that it has full power and authority to enter into and perform this Agreement and the person executing this Agreement on behalf of such party has been properly authorized and empowered to so execute this Agreement.

14. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

In witness whereof, the parties hereto have executed this instrument to be effective on the date first set forth above.

                                CAPITAL HEALTHCARE FINANCING,
                                a division of CAPITAL FACTORS, INC.,
                                a Florida Corporation

                                By: /s/ JOHN B. APGAR
                                    ----------------------------------------
                                      John B. Apgar, Senior Vice President

                       HOSPITAL STAFFING SERVICES OF MASSACHUSETTS, INC. D/B/A ALTERNATIVE CARE MEDICAL SERVICES, a Florida corporation

                       By: /s/ RONALD A. CASS
                           ----------------------------------------
                            Ronald A. Cass, Chief Executive Officer

                       HOSPITAL STAFFING SERVICES OF RHODE ISLAND, INC. D/B/A ALTERNATIVE CARE MEDICAL SERVICES, a Florida corporation

                       By: /s/ RONALD A. CASS
                           ----------------------------------------
                            Ronald A. Cass, Chief Executive Officer

ACCEPTED AND APPROVED:

                       CAPITAL BANK,
                       a Florida banking corporation

                       By: /s/ R. THOMAS BURGE
                           ----------------------------------------
                       Title: R. Thomas Burge, Senior Vice President

                          ANNEX I TO LOCKBOX AGREEMENT

Account Title:              Alternative Care Non-Government Depository
Account Number:             3550009518
Lockbox Address:            PO Box 41-9124, Miami, FL  33141-9124
Mailing Address:            Alternative Care Medical Services
                            430 Bedford Street, Suite 325
                            Lexington, MA  02173
Contact Person:             Regional Controller (617) 674-0001
Return Items:               Charge Alternative Care - Return Item Account
Return Item Account Number: 3550009763
Acceptable Payees:          Hospital Staffing Service of Massachusetts, Inc.
                            d/b/a Alternative Care Medical Services, Inc.
                            ACMS
                            Alternative Care Medical Services
                            HSSI d/b/a Alternative Care Medical Services
                            HSSI d/b/a ACMS
                            Hospital Staffing Services of Massachusetts, Inc.
                            d/b/a ACMS
                            Third Party Endorsed

1)                LOCKBOX PROCEDURES:

                  A) Differences in Amount
                                    If the script and numerical amounts
                                    themselves do not agree, yet one of these amounts agrees with the invoice amount, credit for the invoice amount. If there is no invoice, or if neither the script or numerical amount agree with the invoice amount, credit for the script amount.

                  B) Checks Marked "Paid-in-Full"
                                    Reject these checks

                  C) Correspondence, Orders, Etc., Received
                                    Left in original envelope, marked with
                                    "correspondence" stamp, and sent to the
                                    company, with a copy to CHF as indicated in Mailing Instructions below.

2)                PROCESSING FEATURES:

                  A) Retain Envelopes

                  B) Two Photocopies of each check

                  C) One Photocopy of each EOB, invoice, correspondence, or
                     other items received, etc.

3)                MAILING INSTRUCTIONS:

                  A) Send the following materials to CHF on daily basis via
                     interoffice: Deposit Summary, Detail Check Listing, One photocopy of each check processed, Photocopies of EOB's, correspondence, and other items received, and One photocopy of each returned item.

                  B) Send the following materials on a daily basis to Client to the mailing address for the lockbox: Deposit Summary, Detail Check Listing, Rejected Items, Photocopies attached to envelopes and invoices, and all correspondence.

4)                RETURN ITEMS:

                  Rerun upon the first return. If returned a second time, charge the account listed with each lockbox account. Send check and debit memo with the daily materials.

5)                BILLING INFORMATION:

                  Charge the master operating account no. 3550009542 for all lockbox charges.

                                    EXHIBIT F
                          CAPITAL HEALTHCARE FINANCING
                       A DIVISION OF CAPITAL FACTORS, INC.
                               LOCK BOX AGREEMENT

AMONG: CAPITAL HEALTHCARE FINANCING, a Florida corporation, which has an address at 1799 West Oakland Park Boulevard, Fort Lauderdale,
       FL  33311 ("CHF").

AND: HSSI OF GEORGIA, INC. D/B/A TRI-THERAPY, a Florida Corporation, whose principal address is 6245 North Federal Highway, Suite 400, Fort Lauderdale, FL 33308 ("Client").

AND: CAPITAL BANK, a Florida banking corporation, whose address is 1666 Kennedy Causeway, North Bay Village, FL 33141("Bank").

DATE:

CHF is making certain advances (the "Advances") to Client pursuant to a Provider Revolving Loan Agreement (the "Agreement") dated February 7, 1996. As security for the Advances, Client has assigned to CHF certain collateral, including amongst other things Client's accounts receivable, and the proceeds of that collateral.

CHF and Client agree as follows and request Bank to establish a special depository account (the "Account") on the terms set forth in this Agreement:

1. The Account shall be designated "HSSI Tri-Therapy Government Depository/Capital Healthcare Financing", no. 3550009526.

2. A postal box (the "Lock Box") has been rented in the name of Client to be used for collecting payments from Client's customers. The address of the Lock Box is PO Box 41-9125, Miami, FL 33141-9125.

3. All checks, drafts, and money orders received by Client shall be mailed to the foregoing address. The Bank's authorized representatives shall have exclusive access to the Lock Box under the authority given by Client and shall make regular pick-ups from the Lock Box. Remittances so received will be processed and deposited to the Account. Bank will process items on a daily basis in accordance with Annex I attached hereto.

4. Except as otherwise provided herein, the Account shall not be subject to deductions, setoff, banker's liens, or any other right in favor of any person other than CHF. Nothing herein constitutes a waiver of, and Bank reserves all of its present and future rights (whether described as rights of offset, banker's lien, chargeback or otherwise, and whether available to Bank at law, in equity, or under the Uniform Commercial Code) with respect to (a) checks and other items deposited to the

         Account and returned, whether for insufficient funds or for any other reason, and without regard to the timeliness of return of any such check or item, and (b) Bank's usual and customary fees and charges for services rendered in connection with the Account, and (c) claims of breach of the Uniform Commercial Code's warranties of good title or of no material alteration made against Bank in connection with checks and other items deposited to the Account. CHF agrees that its interest in the Account is subordinate to the rights reserved by Bank in this paragraph.

5. On each day of the week, and provided the day is a business day for the Bank, the Bank shall transfer the entire amount of each such collected deposit via internal sweep, wire transfer or ACH DTC electronic funds transfer from the Account, no. 3550009526 to the account of CHF, Account No. 3050008997 maintained at Capital Bank, 1221 Brickell Avenue, Miami, FL 33131 ABA # 067008414. All amounts transferred to CHF's account shall be applied by CHF against the Client's obligations to CHF in accordance with the terms of the Agreement.

         Bank reserves the right to place holds on items deposited to the Account to the extent permitted by Federal Reserve Regulation CC. CHF represents and warrants that the account number at Capital Bank is correct. CHF and Client understand that under the Uniform Commercial Code, if a funds transfer instruction identifies the beneficiary, the beneficiary's bank, or an intermediary bank by name and an account or other identifying number, the Bank and subsequent parties to the funds transfer may act solely on the basis of such number(s), even if the name and number do not agree.

6. The Bank shall charge Client's operating account no. 3550009542 maintained at Capital Bank for any and all costs and expenses of administration of the Account in accordance with Bank's fee schedule(s). The Bank shall provide a copy of the Lock Box activity to Client and CHF each month at the addresses set forth above or to such address as any party hereto may have designated by like notice forwarded to the other parties hereto. The Bank shall notify CHF and Client of all deposited customer items that are returned for any reason. Client shall reimburse the Bank on the day of receipt by the Bank of any and all returned and uncollected items originally deposited in the Account. Reimbursement will be accomplished by debiting the Account. If the total of returned or dishonored items shall exceed the Account, Client agrees to indemnify and reimburse the Bank for such reasonable fees and charges including those for items returned for any reason that were deposited to the Account.

7. Client agrees that Bank shall not be liable to Client, or any third party for any indirect, special, consequential or exemplary damage arising from the performance or non-performance of this Agreement by Bank, its officers, employees, or agents absent the gross negligence or willful misconduct of Bank. In addition, Client hereby agrees to indemnify and hold Bank harmless from and against any and all liabilities, claims, losses, damages, attorney's fees and expenses, incurred or suffered by Bank. In entering into or performing this Agreement, except where such loss or liability is occasioned by Bank's gross negligence or willful misconduct.

8. This Agreement shall remain in full force and effect until express written notice of termination is given to the Bank by CHF; provided, however, that the Bank reserves the right to terminate this Agreement at any time upon thirty days' written notice to both CHF and Client. Upon termination of this Agreement for any reason other than the satisfaction of the Obligations of Client to CHF in accordance with the terms of the Agreement, the then remaining balance of the Account shall be transferred to CHF's account as provided in Section 5 of this Agreement. Upon satisfaction of the Obligations of Client to CHF in accordance with the terms of the Agreement, CHF shall immediately give the Bank written notice of termination of this Agreement, and in such instance the then remaining balance of the Account shall be the sole property of Client. Termination shall not affect the duties or obligations of any party hereto arising out of transactions occurring prior to termination.

9. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given or made if hand- delivered, mailed from within the United States by certified or registered mail, or sent by prepaid telegram or via facsimile transmission to the addresses set forth in the first paragraph of this Agreement or to such other address as any such party may have designated by like notice forwarded to the other parties hereto. All notices except notices of change of address and notice of termination of this Agreement, shall be deemed given when mailed and notices of changes of address or notice of termination of this Agreement shall be deemed given when received.

10. At the end of each month, the Bank shall deliver a copy of the Bank's regular statement covering deposits to and withdrawals from the Account to Client and CHF at the addresses set forth above.

11. Bank agrees to notify CHF if Client terminates or modifies, or notifies Bank of Client's intent to terminate or modify, the Lock Box Agreement within one (1) business day of such notification.

12.      Every provision of this Agreement is intended to be severable.
         If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

13. Each party hereby represents and warrants to the other parties hereto that it has full power and authority to enter into and perform this Agreement and the person executing this Agreement on behalf of such party has been properly authorized and empowered to so execute this Agreement.

14. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

In witness whereof, the parties hereto have executed this instrument to be effective on the date first set forth above.

                           CAPITAL HEALTHCARE FINANCING,
                           a division of CAPITAL FACTORS, INC.,
                           a Florida Corporation

                           By: /s/ JOHN B. APGAR
                               ----------------------------------------
                                 John B. Apgar, Senior Vice President

                           HSSI OF GEORGIA, INC. D/B/A
                           TRI-THERAPY,
                           a Florida corporation

                           By: /s/ RONALD A. CASS
                               ----------------------------------------
                                  Ronald A. Cass, Chief Executive Officer

ACCEPTED AND APPROVED:

                           CAPITAL BANK,
                           a Florida banking corporation

                           By: /s/ R. THOMAS BURGE
                               ----------------------------------------
                           Title: R. Thomas Burge, Senior Vice President

                          ANNEX I TO LOCKBOX AGREEMENT

Account Title:              HSSI Tri-Therapy Government Depository
Account Number:             3550009526
Lockbox Address:            PO Box 41-9125, Miami, FL  33141-9125
Mailing Address:            Hospital Staffing Services, Inc.
                            6245 N. Federal Highway, Suite 400
                            Ft. Lauderdale, FL  33308-1900
Contact Person:             Controller (954) 771-0500
Return Items:               Charge Tri-Therapy - Return Item Account
Return Item Account Number: 3550009801
Acceptable Payees:          Tri-Therapy
                            Tri-Therapy, Inc.
                            Hospital Staffing Service of Georgia, Inc.
                            Southern Rehabilitation
                            Third Party Endorsed

1)                LOCKBOX PROCEDURES:

                  A) Differences in Amount
                                    If the script and numerical amounts
                                    themselves do not agree, yet one of these amounts agrees with the invoice amount, credit for the invoice amount. If there is no invoice, or if neither the script or numerical amount agree with the invoice amount, credit for the script amount.

                  B) Checks Marked "Paid-in-Full"
                                    Reject these checks

                  C) Correspondence, Orders, Etc., Received
                                    Left in original envelope, marked with
                                    "correspondence" stamp, and sent to the
                                    company, with a copy to CHF as indicated in Mailing Instructions below.

2)                PROCESSING FEATURES:

                  A) Retain Envelopes

                  B) Two Photocopies of each check

                  C) One Photocopy of each EOB, invoice, correspondence, or
                     other items received, etc.

3)                MAILING INSTRUCTIONS:

                  A) Send the following materials to CHF on daily basis via
                     interoffice: Deposit Summary, Detail Check Listing, One photocopy of each check processed, Photocopies of EOB's, correspondence, and other items received, and One photocopy of each returned item.

                  B) Send the following materials on a daily basis to Client to the mailing address for the lockbox: Deposit Summary, Detail Check Listing, Rejected Items, Photocopies attached to envelopes and invoices, and all correspondence.

4)                RETURN ITEMS:

                  Rerun upon the first return. If returned a second time, charge the account listed with each lockbox account. Send check and debit memo with the daily materials.

5)                BILLING INFORMATION:

                  Charge the master operating account no. 3550009542 for all lockbox charges.

                                    EXHIBIT F

                          CAPITAL HEALTHCARE FINANCING
                       A DIVISION OF CAPITAL FACTORS, INC.
                               LOCK BOX AGREEMENT

AMONG: CAPITAL HEALTHCARE FINANCING, a Florida corporation, which has an address at 1799 West Oakland Park Boulevard, Fort Lauderdale,
        FL  33311 ("CHF").

AND: HSSI OF GEORGIA, INC. D/B/A TRI-THERAPY, a Florida Corporation, whose principal address is 6245 North Federal Highway, Suite 400, Fort Lauderdale, FL 33308 ("Client").

AND: CAPITAL BANK, a Florida banking corporation, whose address is 1666 Kennedy Causeway, North Bay Village, FL 33141("Bank").

DATE:

CHF is making certain advances (the "Advances") to Client pursuant to a Provider Revolving Loan Agreement (the "Agreement") dated February 7, 1996. As security for the Advances, Client has assigned to CHF certain collateral, including amongst other things Client's accounts receivable, and the proceeds of that collateral.

CHF and Client agree as follows and request Bank to establish a special depository account (the "Account") on the terms set forth in this Agreement:

1. The Account shall be designated "HSSI Tri-Therapy Non-Government Depository/Capital Healthcare Financing", no. 3550009534.

2. A postal box (the "Lock Box") has been rented in the name of Client to be used for collecting payments from Client's customers. The address of the Lock Box is PO Box 41-9126, Miami, FL 33141-9126.

3. All checks, drafts, and money orders received by Client shall be mailed to the foregoing address. The Bank's authorized representatives shall have exclusive access to the Lock Box under the authority given by Client and shall make regular pick-ups from the Lock Box. Remittances so received will be processed and deposited to the Account. Bank will process items on a daily basis in accordance with Annex I attached hereto.

4. Except as otherwise provided herein, the Account shall not be subject to deductions, setoff, banker's liens, or any other right in favor of any person other than CHF. Nothing herein constitutes a waiver of, and Bank reserves all of its present and future rights (whether described as rights of offset, banker's lien, chargeback or otherwise, and whether available to Bank at law, in equity, or under the Uniform Commercial Code) with respect to (a) checks and other items deposited to the

         Account and returned, whether for insufficient funds or for any other reason, and without regard to the timeliness of return of any such check or item, and (b) Bank's usual and customary fees and charges for services rendered in connection with the Account, and (c) claims of breach of the Uniform Commercial Code's warranties of good title or of no material alteration made against Bank in connection with checks and other items deposited to the Account. CHF agrees that its interest in the Account is subordinate to the rights reserved by Bank in this paragraph.

5. On each day of the week, and provided the day is a business day for the Bank, the Bank shall transfer the entire amount of each such collected deposit via internal sweep, wire transfer or ACH DTC electronic funds transfer from the Account, no. 3550009534 to the account of CHF, Account No. 3050008997 maintained at Capital Bank, 1221 Brickell Avenue, Miami, FL 33131 ABA # 067008414. All amounts transferred to CHF's account shall be applied by CHF against the Client's obligations to CHF in accordance with the terms of the Agreement.

         Bank reserves the right to place holds on items deposited to the Account to the extent permitted by Federal Reserve Regulation CC. CHF represents and warrants that the account number at Capital Bank is correct. CHF and Client understand that under the Uniform Commercial Code, if a funds transfer instruction identifies the beneficiary, the beneficiary's bank, or an intermediary bank by name and an account or other identifying number, the Bank and subsequent parties to the funds transfer may act solely on the basis of such number(s), even if the name and number do not agree.

6. The Bank shall charge Client's operating account no. 3550009542 maintained at Capital Bank for any and all costs and expenses of administration of the Account in accordance with Bank's fee schedule(s). The Bank shall provide a copy of the Lock Box activity to Client and CHF each month at the addresses set forth above or to such address as any party hereto may have designated by like notice forwarded to the other parties hereto. The Bank shall notify CHF and Client of all deposited customer items that are returned for any reason. Client shall reimburse the Bank on the day of receipt by the Bank of any and all returned and uncollected items originally deposited in the Account. Reimbursement will be accomplished by debiting the Account. If the total of returned or dishonored items shall exceed the Account, Client agrees to indemnify and reimburse the Bank for such reasonable fees and charges including those for items returned for any reason that were deposited to the Account.

7. Client agrees that Bank shall not be liable to Client, or any third party for any indirect, special, consequential or exemplary damage arising from the performance or non-performance of this Agreement by Bank, its officers, employees, or agents absent the gross negligence or willful misconduct of Bank. In addition, Client hereby agrees to indemnify and hold Bank harmless from and against any and all liabilities, claims, losses, damages, attorney's fees and expenses, incurred or suffered by Bank. In entering into or performing this Agreement, except where such loss or liability is occasioned by Bank's gross negligence or willful misconduct.

8. This Agreement shall remain in full force and effect until express written notice of termination is given to the Bank by CHF; provided, however, that the Bank reserves the right to terminate this Agreement at any time upon thirty days' written notice to both CHF and Client. Upon termination of this Agreement for any reason other than the satisfaction of the Obligations of Client to CHF in accordance with the terms of the Agreement, the then remaining balance of the Account shall be transferred to CHF's account as provided in Section 5 of this Agreement. Upon satisfaction of the Obligations of Client to CHF in accordance with the terms of the Agreement, CHF shall immediately give the Bank written notice of termination of this Agreement, and in such instance the then remaining balance of the Account shall be the sole property of Client. Termination shall not affect the duties or obligations of any party hereto arising out of transactions occurring prior to termination.

9. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given or made if hand- delivered, mailed from within the United States by certified or registered mail, or sent by prepaid telegram or via facsimile transmission to the addresses set forth in the first paragraph of this Agreement or to such other address as any such party may have designated by like notice forwarded to the other parties hereto. All notices except notices of change of address and notice of termination of this Agreement, shall be deemed given when mailed and notices of changes of address or notice of termination of this Agreement shall be deemed given when received.

10. At the end of each month, the Bank shall deliver a copy of the Bank's regular statement covering deposits to and withdrawals from the Account to Client and CHF at the addresses set forth above.

11. Bank agrees to notify CHF if Client terminates or modifies, or notifies Bank of Client's intent to terminate or modify, the Lock Box Agreement within one (1) business day of such notification.

12.      Every provision of this Agreement is intended to be severable.
         If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

13. Each party hereby represents and warrants to the other parties hereto that it has full power and authority to enter into and perform this Agreement and the person executing this Agreement on behalf of such party has been properly authorized and empowered to so execute this Agreement.

14. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

In witness whereof, the parties hereto have executed this instrument to be effective on the date first set forth above.

                 CAPITAL HEALTHCARE FINANCING,
                 a division of CAPITAL FACTORS, INC.,
                 a Florida Corporation

                 By: /s/ JOHN B. APGAR
                    ----------------------------------------
                       John B. Apgar, Senior Vice President

                 HSSI OF GEORGIA, INC. D/B/A
                 TRI-THERAPY,
                 a Florida corporation

                 By: /s/ RONALD A. CASS
                     -----------------------------------------
                        Ronald A. Cass, Chief Executive Officer

ACCEPTED AND APPROVED:

                 CAPITAL BANK,
                 a Florida banking corporation

                 By: /s/ R. THOMAS BURGE
                     ----------------------------------------
                 Title: R. Thomas Burge, Senior Vice President

                          ANNEX I TO LOCKBOX AGREEMENT

Account Title:              HSSI Tri-Therapy Non-Government Depository
Account Number:             3550009534
Lockbox Address:            PO Box 41-9126, Miami, FL  33141-9126
Mailing Address:            Hospital Staffing Services, Inc.
                            6245 N. Federal Highway, Suite 400
                            Ft. Lauderdale, FL  33308-1900
Contact Person:             Controller (954) 771-0500
Return Items:               Charge Tri-Therapy - Return Item Account
Return Item Account Number: 3550009801
Acceptable Payees:          Tri-Therapy
                            Tri-Therapy, Inc.
                            Hospital Staffing Service of Georgia, Inc.
                            Southern Rehabilitation
                            Third Party Endorsed

1)                LOCKBOX PROCEDURES:

                  A) Differences in Amount
                                    If the script and numerical amounts
                                    themselves do not agree, yet one of these amounts agrees with the invoice amount, credit for the invoice amount. If there is no invoice, or if neither the script or numerical amount agree with the invoice amount, credit for the script amount.

                  B) Checks Marked "Paid-in-Full"
                                    Reject these checks

                  C) Correspondence, Orders, Etc., Received
                                    Left in original envelope, marked with
                                    "correspondence" stamp, and sent to the
                                    company, with a copy to CHF as indicated in Mailing Instructions below.

2)                PROCESSING FEATURES:

                  A) Retain Envelopes

                  B) Two Photocopies of each check

                  C) One Photocopy of each EOB, invoice, correspondence, or
                     other items received, etc.

3)                MAILING INSTRUCTIONS:

                  A) Send the following materials to CHF on daily basis via
                     interoffice: Deposit Summary, Detail Check Listing, One photocopy of each check processed, Photocopies of EOB's, correspondence, and other items received, and One photocopy of each returned item.

                  B) Send the following materials on a daily basis to Client to the mailing address for the lockbox: Deposit Summary, Detail Check Listing, Rejected Items, Photocopies attached to envelopes and invoices, and all correspondence.

4)                RETURN ITEMS:

                  Rerun upon the first return. If returned a second time, charge the account listed with each lockbox account. Send check and debit memo with the daily materials.

5)                BILLING INFORMATION:

                  Charge the master operating account no. 3550009542 for all lockbox charges.

THE FORM OF "GUARANTY BY CORPORATION" FOLLOWING WAS EXECUTED BY EACH OF THE GUARANTOR CORPORATIONS INCLUDED IN ANNEX IX TO PROVIDER REVOLVING LOAN AGREEMENT.

                                    EXHIBIT G

GUARANTY BY CORPORATION

                                                         Date FEBRUARY 7, 1996

Gentlemen:

LISTED ON ANNEX I ATTACHED HERETO, a corporation organized under the laws of the state of LISTED ON ANNEX I ATTACHED HERETO (herein called the "Debtor") is (a) engaged in business as a corporate affiliate of the undersigned, or (b) engaged in selling, marketing, using, or otherwise dealing in merchandise, supplies, products, equipment or other articles supplied to it by the undersigned, or (c)
______________________________________________________________________________
________________________________________________ Because of our inter-corporate or business relations, it will be our direct interest and advantage to assist the Debtor to procure funds, credit or other financial assistance from you (which shall mean and be a reference to Capital Factors, Inc. and its successors and assigns) in order to further its business and sales.

Accordingly, in order to induce you to purchase or otherwise acquire from the Debtor accounts receivable, conditional sales or lease agreements, chattel mortgages, drafts, notes, bills, acceptances, trust receipts, contracts or other obligations or chooses-in-action (herein collectively called "receivables"), or to advance moneys or extend credit to the Debtor thereon, or to factor the sales or finance the accounts of the Debtor (either according to any present or future agreements or according to any changes in any such agreements or on any other terms and arrangements from time to time agreed upon with the Debtor, the undersigned hereby consenting to and waiving notice of any and all such agreements, terms and arrangements and changes thereof) or to otherwise directly or indirectly advance money to or give or extend faith and credit to the Debtor, or otherwise assist the Debtor in financing its business or sales (without obligating you to do any of the foregoing), we, the undersigned, for value received, do hereby unconditionally guarantee to you and your successors and assigns the prompt payment in full at maturity and all times thereafter (waiving notice of non-payment) of any and all indebtedness, obligations and liabilities of every kind or nature (both principal and interest) now or at any time hereafter owing to you by the Debtor, and of any and all receivables heretofore or hereafter acquired by you from the Debtor in respect of which the Debtor has or may become in any way liable, and the prompt, full and faithful performance and discharge by the Debtor of all the terms, conditions, agreements, representations, warranties, guaranties and provisions on the part of the Debtor contained in any such agreement or arrangement or in any modification or addenda thereto or substitution thereof, or contained in any schedule or other instrument heretofore or hereafter given by or on behalf of the Debtor in connection with the sale or assignment of any such receivables to you, or contained in any other agreements, undertakings or obligations of the Debtor with or to you, of any kind or nature, and we also hereby agree on demand to reimburse you and your assigns for all expenses, collection charges, court costs and attorney's fees (including those incurred at the trial and appellate levels) incurred in endeavoring to collect or enforce any of the foregoing against the Debtor and/or undersigned or any other person or concern liable thereon; for all of which, with interest at the highest lawful contract rate after due until paid, we hereby agree to be directly, unconditionally and primarily liable jointly and severally with the Debtor and agree that the same may be recovered in the same or separate actions brought to recover the principal indebtedness.

Notice of acceptance of this guaranty, the giving or extension of credit to the Debtor, the purchase or acquisition of receivables, or the advancement of money or credit thereon, and presentment, demand, notices of default, non-payment of partial payments and protest, notice of protest and all other notices or formalities to which the Debtor might otherwise be entitled, prosecution of collection or remedies against the Debtor or against the makers, endorsers, or other person(s) liable on any such receivables or against any security or collateral thereto appertaining, are hereby waived. The undersigned also waives notice of any consents to the granting of indulgences or extensions of time, payment, the taking and releasing of security in respect of any receivable agreements, obligations, indebtedness or liabilities so guaranteed hereunder, or your accepting partial payments thereon or your settling, compromising or compounding any of the same in such manner and at such times as you may deem advisable, without in any way impairing or affecting our liability for the full amount thereof; and you shall not be required to prosecute collection, enforcement or other remedies against the Debtor or against any person liable on any said receivables, agreements, obligations, indebtedness or liabilities so guaranteed, or to enforce or resort to any security, liens, collateral or other rights or remedies thereto appertaining, before calling on us for payment; nor shall our liability in any way be released or affected by reason of any failure or delay on your part so to do.

This guaranty is absolute, unconditional and continuing and payment of the sums for which the undersigned become liable shall be made to you at your office from time to time on demand as the same become or are declared due, notwithstanding that you hold reserves, credits, collateral or security against which you may be entitled to resort for payment, and one or more and successive or concurrent actions may be brought hereon against the undersigned, either in the same action in which the Debtor is sued or in separate actions, as often as deemed advisable. We expressly waive and bar ourselves from any right to set-off, recoup or counterclaim any claim or demand against the Debtor, or against any other person or concern liable on said receivables, and, as further security to you, any and all debts or liabilities now or hereafter owing to us by the Debtor or by such other person or concern are hereby subordinated to your claims and are hereby assigned to you.

In case bankruptcy or insolvency proceedings, or proceedings for reorganization, or for the appointment of a receiver, trustee or custodian for us or the Debtor or over our or the Debtor's property or any substantial portion thereof, be instituted by or against either us or the Debtor, or if we or the Debtor become insolvent or make an assignment for the benefit of creditors, or attempt to effect a composition with creditors, or encumber or dispose of all or a substantial portion of our or the Debtor's property or if we or the Debtor default in the payment or repurchase of any such receivables or indebtedness as the same falls due, or fail promptly to make good any default in respect of any undertakings, then the liability of the undersigned thereunder shall at your option and without notice become immediately fixed and be enforceable for the full amount thereof, whether then due or not, the same as though all said receivables, debts and liabilities had become past due.

This guaranty shall inure to the benefit or yourself, your successors and assigns. It shall be binding on the undersigned, its successors and assigns, and shall continue in full force and effect until written notice of termination is given by us and received by you. No such termination shall affect in any manner your rights and our obligations under this guaranty with respect to: (i) indebtedness, obligations and liabilities which shall have been created, contracted, assumed or incurred prior to receipt by you of written notice of such termination, or (ii) indebtedness, obligations and liabilities which shall have been created, contracted, assumed or incurred after receipt of such written notice pursuant to any contract entered into by you prior to receipt of such notice. The sole effect of our written notice to you of termination of this guaranty shall be to exclude from this guaranty indebtedness, obligations and liabilities arising after your receipt of our notice of termination of this guaranty which are not connected with indebtedness, obligations and liabilities theretofore arising or transactions theretofore entered into. This guaranty shall otherwise continue in full force and effect until any and all indebtedness, obligations and liabilities created or assumed have been paid and satisfied in full.

ATTEST:                                    CARDINAL NURSING AND HOME CARE, INC.

/S/  BOBBY L. SHIELDS                            By: /S/  RONALD A. CASS
--------------------------------                     --------------------------
Secretary                                            President

(AFFIX CORPORATE SEAL HERE)

                                  CERTIFICATION

           I, BOBBY L. SHIELDS , do hereby certify that I am the duly elected and qualified Secretary of Cardinal Nursing and Home Care, Inc. , a Florida corporation, the Guarantor named in the foregoing Guaranty; that a (special) (regular) meeting of the Board of Directors of said Corporation held on FEBRUARY 6, 1996, at which meeting a quorum was present and acting throughout, the foregoing Guaranty was submitted to, and approved by, the Board of Directors of said Corporation, and that the officer that executed the Guaranty for and on behalf of the Corporation was so authorized by the Board of Directors of the Corporation.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said Corporation this 7TH day of FEBRUARY, 1996.

                                         /S/ BOBBY L. SHIELDS
                                        ------------------------------
                                        Secretary

(Corporate Seal)

                          ANNEX I TO CORPORATE GUARANTY

HOSPITAL STAFFING SERVICES, INC., a Florida corporation

HOSPITAL STAFFING SERVICES OF MASSACHUSETTS, INC., a Florida corporation

HOSPITAL STAFFING SERVICES OF RHODE ISLAND, INC., a Rhode Island corporation

HSS RECRUITING, INC., a Florida corporation

HSSI MEDICARE HOME OFFICE, INC., a Florida corporation

HOSPITAL STAFFING SERVICES OF TENNESSEE, INC., a Tennessee corporation

HSSI OF TRAVEL NURSE OPERATIONS, INC., a Florida corporation

ALL-CARE PROFESSIONAL INC., a Tennessee corporation

HSSI OF GEORGIA, INC.,  a Florida corporation

HSSI PROPRIETARY HOME OFFICE, INC., a Florida corporation

HOSPITAL STAFFING SERVICES OF FLORIDA, INC., a Florida corporation

HSSI ACQUISITION CORP., a New York corporation

HOSPITAL STAFFING SERVICES OF CALIFORNIA, INC., a Florida corporation

HOSPITAL STAFFING SERVICES MEDICARE OF BROWARD, INC., a Florida corporation

HOSPITAL STAFFING SERVICES MEDICARE OF PALM BEACH, INC., a Florida corporation

HSSI OF FLORIDA PROPRIETARY, INC.,  a Florida corporation

                 OFFICER'S CERTIFICATE PURSUANT TO SECTION 3.1.3
                    OF THE PROVIDER REVOLVING LOAN AGREEMENT

          Pursuant to Section 3.1.3 of the Provider Revolving Loan Agreement (the "Loan Agreement") dated FEBRUARY 7, 1996 between the parties listed in Annex I thereto (the "Provider") and Capital HealthCare Financing, a division of Capital Factors, Inc. ("CHF"), the undersigned hereby certify to CHF as follows:

          1. Capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Loan Agreement.

          2. The undersigned are the chief executive officer and the treasurer of Provider.

          3. On the Closing Date, no Default or Event of Default has occurred and is continuing.

          4. No material adverse change in the Collateral or the financial condition or operations of the business of Provider or any of its respective Subsidiaries or the projected cash flow of Provider or any of its respective Subsidiaries has occurred since OCTOBER 31, 1995.

          5. The representations and warranties of Provider contained in the Loan Agreement are true and correct in all respects on and as of the date hereof with the same effect as though made on and as of such date.

          6. Provider on the Closing Date is in compliance with all the terms and provisions set forth in the Loan Agreement on its part to be observed and performed.

          7. Provider, numbered two (2) through nine (9) listed on Annex I hereto, on the Closing Date is not under investigation by a Governmental Entity or being audited by the Internal Revenue Service.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate this 6TH day of FEBRUARY, 1996.

                                          /S/ RONALD A. CASS
                                         --------------------------
                                         Name:
                                            Title: Chief Executive Officer


                                         /S/ BOBBY L. SHIELDS
                                         ---------------------------
                                        Name:
                                             Title: Secretary

                        ANNEX I TO OFFICER'S CERTIFICATE

                    List of Entities Comprising the Provider

1) Hospital Staffing Services, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

2) HSSI Travel Nurse Operations, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

3) HSS Recruiting, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

4) HSSI Medicare Home Office, Inc. d/b/a
Home Care Home Office
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

5) Hospital Staffing Services of Massachusetts, Inc. d/b/a
Alternative Care Medical Services
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

6) Hospital Staffing Services of Rhode Island, Inc. d/b/a
Alternative Care Medical Services
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

7) Hospital Staffing Services of Tennessee, Inc. d/b/a
Mid-South Comprehensive Home Health
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

8) All-Care Professional Services, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

9) HSSI of Georgia, Inc. d/b/a
Tri-Therapy
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

10) HSSI Proprietary Home Office, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

11) Hospital Staffing Services of California, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

12) Hospital Staffing Services of Florida, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

13) HSSI Acquisition Corp.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

14) Hospital Staffing Services Medicare of Broward, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

15) Hospital Staffing Services Medicare of Palm Beach, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

16) HSSI of Florida Proprietary, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

THE FORM OF "CERTIFICATE PURSUANT TO SECTION 3.1.7 OF PROVIDER REVOLVING LOAN AGREEMENT" WAS EXECUTED BY EACH OF THE ENTITIES COMPRISING THE PROVIDER INCLUDED IN ANNEX I TO PROVIDER REVOLVING LOAN AGREEMENT.

                      CERTIFICATE PURSUANT TO SECTION 3.1.7
                      OF PROVIDER REVOLVING LOAN AGREEMENT

                             SECRETARY'S CERTIFICATE

          I, BOBBY L. SHIELDS, Secretary of (Parent Subsidiary Unit), a Florida corporation (the "Corporation"), do hereby certify that:

          1. I am duly elected, qualified and currently serving Secretary of the Corporation.

          2. As appears from the records of the Corporation in my possession or available to me as Secretary, the following named persons are the duly elected, qualified and acting principal officers of the Corporation, holding at the date hereof the offices set opposite their respective names, and the signatures set opposite their names are their genuine signatures:

Ronald A. Cass OR                                     /s/  RONALD A. CASS OR
                                                      -------------------
JAY GERSHBERG                       President         /s/  JAY GERSHBERG
                                                      ------------------------
                                    Vice President

BOBBY L. SHIELDS                    Secretary         /s/  BOBBY L. SHIELDS
                                                      ------------------------
                                    Treasurer

          3. Attached as Exhibit A hereto is a true, complete and correct copy of the Certificate of Incorporation of the Corporation as in effect as at the date hereof.

          4. Attached as Exhibit B hereto is a true, complete and correct copy of the By-Laws of the Corporation as in effect as at the date hereof.

          5. Attached as Exhibit C hereto is a true, complete and correct copy of the resolutions duly adopted by the Board of Directors of the Corporation. Such resolutions have not been amended, modified or rescinded and are in full force and effect as at the date hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Corporation this 7th day of February, 1996.

[CORPORATE SEAL]
                                                      /s/  BOBBY L. SHIELDS
                                                      ------------------------
                                                      Secretary

          Ronald A. Cass

          I, JAY GERSHBERG, President of the Corporation, hereby certifies that BOBBY L. SHIELDS is the duly elected Secretary of the Corporation and that the signature above set forth opposite his name is his genuine signature.

                                                     /s/ RONALD A. CASS OR
                                                     ------------------
                                                     /s/ JAY GERSHBERG
                                                     ------------------------
                                                     President